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EXHIBIT 10.2

AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT,
LEASE AGREEMENT AND CONSTRUCTION AGENCY AGREEMENT

Dated as of April 15, 2002

among

ROSS DISTRIBUTION, INC.
as Lessee and ROSS STORES, INC.,
as the Construction Agent,

ROSS STATUTORY TRUST 2001A,
as Lessor,

WELLS FARGO BANK
NORTHWEST, N.A.,
not in its individual capacity except as
specifically set forth herein, but solely as Trustee,

BANCBOSTON LEASING INVESTMENTS INC. and
WACHOVIA BANK, NATIONAL ASSOCIATION,
as the Investors,

BREEDS HILL CAPITAL COMPANY, LLC,
as the Conduit Loan Lender,

FLEET NATIONAL BANK and
WACHOVIA BANK, NATIONAL ASSOCIATION,
as the Liquidity Providers

WACHOVIA BANK, NATIONAL ASSOCIATION,
as the B Lender,

and

FLEET NATIONAL BANK,
as Administrative Agent, Collateral Agent and Liquidity Agent

Lease (Ross)

[EXECUTION COPY]

        AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT, LEASE AGREEMENT
AND CONSTRUCTION AGENCY AGREEMENT

        THIS AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT, LEASE AGREEMENT AND CONSTRUCTION AGENCY AGREEMENT is dated as of April 15, 2002 (this "Amendment"), among ROSS DISTRIBUTION, INC., a California corporation (the "Lessee"), ROSS STORES INC., a Delaware corporation, in its capacity as the construction agent (the "Construction Agent"); ROSS STATUTORY TRUST 2001A, a Connecticut statutory business trust (the "Trust"), as Lessor; WELLS FARGO BANK NORTHWEST, N.A. (the "Trust Company"), not in its individual capacity except as specifically set forth herein, but solely as Trustee; BANCBOSTON LEASING INVESTMENTS INC., a Delaware corporation ("BLII") and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association ("Wachovia"; together with BLII, individually referred to as an "Investor", and collectively referred to as the "Investors"); BREEDS HILL CAPITAL COMPANY, LLC, a Delaware limited liability company (the "Conduit Loan Lender"); FLEET NATIONAL BANK, a national banking association ("FNB") and WACHOVIA, as Liquidity Providers (the "Liquidity Providers"), WACHOVIA as a B Lender (the "B Lender"); and FNB, as Administrative Agent, Collateral Agent and Liquidity Agent.

W I T N E S S E T H:

        WHEREAS, the Lessee, the Construction Agent, the Lessor, the Trustee, the Administrative Agent, the Collateral Agent, the Liquidity Agent and the Participants have heretofore entered into a certain Participation Agreement, dated as of December 17, 2001 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the "Existing Participation Agreement" and as modified hereby, the "Participation Agreement");

        WHEREAS, the Lessor and the Lessee have heretofore entered into a certain Lease Agreement, dated as of December 17, 2001 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the "Existing Lease" and as modified hereby, the "Lease");

        WHEREAS, the Lessor and the Construction Agent have heretofore entered into a certain Construction Agency Agreement, dated as of December 17, 2001 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the "Existing CAA" and as modified hereby, the "CAA");

        WHEREAS, the Lessee, the Construction Agent and the Participants had contemplated having an A1 Lender become a party to the Participation Agreement and execute an A1 Loan Agreement to make Loans to the Lessor who would advance funds to the Construction Agent to purchase Equipment;

        WHEREAS, the Lessee and the Construction Agent have decided to obtain an unsecured line of credit outside the Operative Documents in order to fund the purchase of Equipment;

        WHEREAS, the Lessor and the Participants have agreed to modify the Operative Documents so that the Lessee and the Construction Agent can obtain such unsecured line of credit outside the Operative Documents;

        WHEREAS, it is the intent of the Construction Agent and the Lessee that the Lessor and the Participants will have a security interest in the Equipment following the purchase thereof by the Construction Agent or the Lessee and that the Equipment will secure the Obligations;

        NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereto agree as follows:

PART I
DEFINITIONS

        SUBPART 1.1.    Use of Defined Terms; Rules of Usage.    Capitalized terms used but not otherwise defined in this Amendment shall have the meanings provided in Appendix A to the Participation Agreement, and the rules of interpretation set forth therein shall apply to this Amendment.

PART II
AMENDMENTS TO THE EXISTING PARTICIPATION AGREEMENT

        Effective on (and subject to the occurrence of) the Effective Date, the Existing Participation Agreement is hereby amended in accordance with this Part II.

        SUBPART 2.1.    Global Amendments to the Existing Participation Agreement.    The Existing Participation Agreement and Appendix A thereto containing the defined terms used therein are hereby amended mutatis mutandis to the extent necessary to eliminate all references to the A1 Lender and the A1 Loans and their prospective usage for the purchase of Equipment, including by deleting:

          (a)  each reference to the A1 Lender, A1 Loan, A1 Loan Agreement, A1 Loan Event of Default, A1 Loan Maturity Date, A1 Loan Termination Date, A1 Note, A1 Percentage and A1 Share;

          (b)  each reference to Category and Equipment Costs;

          (c)  the text set forth in clause (b) of Section 2.2.4 of the Existing Participation Agreement and Section 4.2 of the Existing Participation Agreement and replacing the text set forth in such clause and such Section with "[INTENTIONALLY OMITTED]";

          (d)  all references to any repayment of principal or payment of interest on A1 Loans, calculations of interest rates on A1 Loans, payment of fees relating to A1 Loans, distribution of proceeds of any collateral to the A1 Lender and any references to notices being given to the A1 Lender;

          (e)  any reference to the joinder of an A1 Lender, including clause (w) of Section 6.1, which is hereby deleted and replaced with "[INTENTIONALLY OMITTED]";

          (f)    the words "and Equipment" from the lead-in to Section 10.5 of the Existing Participation Agreement; and

          (g)  the fifth recital to the Existing Participation Agreement and replacing it with "WHEREAS, the Lessee and the Construction Agent have decided to obtain an unsecured line of credit outside the Operative Documents in order to fund the purchase of Equipment and the Lessee and the Construction Agent will grant a security interest to the Administrative Agent in such Equipment to secure their obligations to the Participants under the Operative Documents".

        SUBPART 2.2.    Amendments to Article II of the Existing Participation Agreement.

        SUBPART 2.2.1 Sections 2.2.2 and 2.2.3, and clause (a) and (c) of Section 2.2.4 of the Existing Participation Agreement are each hereby amended by deleting the words "each Category of Property Costs" each time they appear therein and replacing them with "the Advance Request Amount".

        SUBPART 2.2.2 Section 2.2.2 of the Existing Participation Agreement is hereby amended by inserting the words "(less Yield to be paid to such Investor with the proceeds of such Advance if such Investor has made a Book-Entry Election)" after the words "being funded on such Advance Date."

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        SUBPART 2.2.3 Section 2.2.3 of the Existing Participation Agreement is hereby amended by inserting the words "(less interest to be paid to the Conduit Loan Lender with the proceeds of such Advance if the Conduit Loan Lender has made a Book-Entry Election)" after the words "being funded on such Advance Date."

        SUBPART 2.2.4 Clause (a) of Section 2.2.4 of the Existing Participation Agreement is hereby amended by inserting the words "(less interest to be paid to such Liquidity Provider with the proceeds of such Advance if such Liquidity Provider has made a Book-Entry Election)" after the words "being funded on such Advance Date."

        SUBPART 2.2.5 Clause (c) of Section 2.2.4 of the Existing Participation Agreement is hereby amended by inserting the words "(less interest to be paid to such B Lender with the proceeds of such Advance if such B Lender has made a Book-Entry Election)" after the words "being funded on such Advance Date."

        SUBPART 2.2.6 Clause (a) of Section 2.2.5 of the Existing Participation Agreement is hereby amended by inserting "; provided, further, however that in the event that an amount required to be funded on such Advance Date by a Participant who has made a Book-Entry Election is less than the amount of Construction Period Amounts due and payable to such Participant on such Advance Date, the Construction Agent may pay such amounts with the proceeds of Advances made on such Advance Date or request that the Administrative Agent pay such amounts directly to the appropriate Participant with the proceeds of Advances made on such Advance Date" prior to the period at the end of such clause.

        SUBPART 2.3.    Amendment to Section 3.1 of the Existing Participation Agreement.

        SUBPART 2.3.1 Clause (ii)(B) of Section 3.1 of the Existing Participation Agreement is hereby amended by inserting the words "and the Equipment" following the word "Facility".

        SUBPART 2.3.2 The next to last sentence of Section 3.1 of the Existing Participation Agreement is hereby deleted and replaced with "The Lessor shall have a valid and binding security interest in and Lien on the Facility and the Equipment, free and clear of all Liens other than Permitted Liens, as security for the obligations of the Lessee and the Construction Agent under the Operative Documents".

        SUBPART 2.4.    Amendments to Article V of the Existing Participation Agreement.

        SUBPART 2.4.1 Sections 5.1(a)(vi) and 5.6(a)(ii) of the Existing Participation Agreement are hereby amended by inserting the words "and the Equipment" after the word "Facility" each time it appears therein.

        SUBPART 2.4.2 Section 5.1(c) of the Existing Participation Agreement is hereby amended by inserting the words "and the Equipment" after the word "Facility" each time it appears therein.

        SUBPART 2.5.    Amendments to Article VI of the Existing Participation Agreement.    Sections 6.5 and 6.6 of the Existing Participation Agreement are hereby amended by inserting the words "and the Equipment" after the word "Facility" each time it appears therein.

        SUBPART 2.6.    Amendments to Article X of the Existing Participation Agreement.    Clauses second of Section 10.5 of the Existing Participation Agreement is hereby amended and restated as follows:

          second, the balance, if any, shall be distributed on a pari passu basis to the repayment in full of the remaining principal amount of the outstanding Loans, together with all accrued and unpaid interest thereon and all other amounts due to the Lenders under the Operative Documents; provided, that if amounts available for distribution under this clause are not sufficient to repay in full all amounts payable under this clause, then the balance, if any, shall be allocated and distributed to the Liquidity Providers and the Conduit Loan Lender until amounts owing to the

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  Liquidity Providers and the Conduit Loan Lender are paid in full (it being understood that the Lenders other than the B Lenders first shall be paid in full and until they are all paid in full, no payments on Investor Amounts or B Loans shall be made under this clause second); provided, further that the amounts otherwise payable to the Liquidity Providers under this clause shall be applied first to pay amounts owing to the Conduit Loan Lender which would not otherwise be paid from such amounts available for distribution;

        SUBPART 2.7.    Amendments to Appendix A to Existing Participation Agreement.

        SUBPART 2.7.1 Appendix A to the Existing Participation Agreement ("Existing Appendix A") is hereby amended by adding the following definitions in the appropriate alphabetical order

          "Advance Request Amount" means the total amount requested in any Advance Request less Advisory Fees requested in such Advance Request.

          "Book-Entry Election" means the election of a Participant to effect payment of Construction Period Amounts by book-entry pursuant to clause (b)(i) of Section 2.2.9 of the Participation Agreement.

          "Construction Period Amounts" means Construction Period Unused Fees, Construction Period Accrued Interest, Construction Period Accrued Yield and any other Construction Period Fees.

        SUBPART 2.7.2 Existing Appendix A is hereby amended by amending and restating the following definitions in their entirety:

          "Advisory Fee" means an amount equal $420,000 payable pursuant to the Engagement Letter.

          "Available Commitment" means (a) as to each Liquidity Provider, such Liquidity Provider's Commitment Amount under the A2/B Loan Agreement or the Liquidity Agreement, reduced in either case by the sum of the amount of (i) the aggregate principal amount of all outstanding fundings made by such Liquidity Provider under the Liquidity Agreement, (ii) the aggregate principal amount of all outstanding Facility Loans made by such Liquidity Provider under the A2/B Loan Agreement or (iii) the aggregate principal amount of all outstanding Conduit Loans made by the Conduit Loan Lender under the A2/B Loan Agreement, (b) as to each B Lender, such B Lender's Commitment Amount under the A2/B Loan Agreement, reduced by the aggregate outstanding principal amount of all B Loans funded by such B Lender, and (c) as to each Investor, such Investor's Commitment Amount, reduced by its then Investor Contribution.

          "B Percentage" means 11% of the Advance Request Amount; provided, however that once the total amount of Advances funded by the B Lenders equals 11% of the Total Project Cost, the B Percentage shall be reduced to 0%.

          "Construction" means the construction and installation of all Facility Improvements contemplated by the Approved Plans and Specifications.

          "Construction Period Unused Fee" means, with respect to each Investor, the Liquidity Providers and the B Lender, a fully earned and non-refundable fee payable in arrears on each Scheduled Payment Date on or prior to the Construction Period Termination Date at a rate of 0.15% per annum on the sum of the average daily amount of (a) with respect to each Investor, each Investor's Available Commitment, (b) with respect to the Liquidity Providers, the aggregate Available Commitments of the Liquidity Providers and (c) with respect to the B Lender, the aggregate Available Commitments of the B Lender.

          "Equity Percentage" means 4% of the Advance Request Amount plus 100% of Advisory Fees set forth in such Advance Request; provided, however that once the total amount of Advances funded by the Investors equals 4% of the Total Project Cost, the Equity Percentage shall be reduced to 0%.

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          "Facility" means the Site and the Facility Improvements, collectively.

          "Facility Percentage" means 85% of the Advance Request Amount; provided that once the Equity Percentage has been reduced to 0%, the Facility Percentage shall increase to 89% and once the B Percentage has been reduced to 0%, the Facility Percentage shall increase to 100%; provided further that once the total amount of Advances funded by the Conduit Loan Lender and the Liquidity Providers, in the aggregate equals 85% of the Total Project Cost, the Facility Percentage shall be reduced to 0%.

          "Improvements" means the Facility Improvements and the Land Improvements.

          "Total Project Cost" means $80,000,000.

        SUBPART 2.7.3 The definition of "Appraisal Procedure" in Existing Appendix A is hereby amended by deleting the parenthetical "(and the Equipment)".

        SUBPART 2.7.4 The definitions of "Construction Agent Collateral", "Lessee Collateral" and "Lessor Liens" are each hereby amended by inserting the words "and the Equipment" after the words "the Facility" each time they appear therein.

PART III
AMENDMENTS TO EXISTING LEASE

        Effective on (and subject to the occurrence of) the Effective Date, the Existing Lease is hereby amended in accordance with this Part III.

        SUBPART 3.1.    Amendments to Section 2.2 of the Existing Lease.

        SUBPART 3.1.1 Section 2.2 of the Existing Lease is hereby amended by:

          (a)  inserting the words "and the Equipment" following the word "Facility" in clause (ii)(B);

          (b)  deleting the word "and" at appearing at the end of clause (ii)(C) and replacing it with a ",";

          (c)  inserting the word "and" at the end of clause (ii)(D); and

          (d)  inserting a new clause (ii)(E) in appropriate alphabetical order to read "the Equipment is to be owned by the Construction Agent or the Lessee and the Construction Agent and the Lessee shall grant a security interest in the Equipment to the Administrative Agent for the benefit of the Participants to secure their respective obligations under the Operative Documents".

        SUBPART 3.1.2 The last sentence of Section 2.2 of the Existing Lease Agreement is hereby deleted and replaced with "The Lessor shall have a valid and binding security interest in and Lien on the Facility and the Equipment, free and clear of all Liens other than Permitted Liens, as security for the obligations of the Lessee under the Operative Documents".

        SUBPART 3.2.    Amendment to Article XII of the Existing Lease.    The following sentences are added to the end of Section 12.1 of the Existing Lease: "Upon a return of the Facility as described above, the Lessee hereby agrees that, upon the request of the Lessor, it will not remove the Equipment and will promptly assign any and all assignable rights, warranties, licenses and permits relating to the Equipment to the Lessor, without representation, warranty or recourse of any sort whatsoever. The Lessee and the Lessor agree that the Lessee will be entitled to the proceeds of the Equipment upon the sale of the Facility and the Equipment by the Lessor, determined by the Appraisal Procedure; provided, however, that for the purposes of this Section, the appraiser shall be chosen solely by the Lessor. In accordance with the Appraisal Procedure, the appraiser shall determine a relative percentage value of the Equipment and the Facility to the overall value of the Equipment and the Facility and, following a sale of the Equipment and the Facility, the net proceeds of such sale shall be divided

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between the Lessor, who shall receive the relative percentage value of the Facility and the Lessee who shall receive the relative percentage value of the Equipment.

        SUBPART 3.3.    Amendment to Article XVIII of the Existing Lease.

        SUBPART 3.3.1 Clause (f) of Section 18.1 of the Existing Lease is hereby amended by inserting the words "or the Equipment" following the word "Facility".

        SUBPART 3.3.2 Clause (a) of Section 18.4 of the Existing Lease is hereby amended by inserting the words "and the Equipment" following the word "Facility" each time they appear therein.

        SUBPART 3.4.    Amendment to Article XX of the Existing Lease.    Clauses (a) and (c) of Section 20.2 of the Existing Lease are hereby amended by inserting the words "and the Equipment" following the word "Facility" each time they appear therein.

        SUBPART 3.5.    Amendment to Article XXIII of the Existing Lease.

        SUBPART 3.5.1 The first sentence of Section 23.17 of the Existing Lease is hereby amended by inserting the words "and the Equipment" following the word "Facility".

        SUBPART 3.5.2 Clause (c) of Section 23.17 of the Existing Lease is hereby amended by inserting the words "or use of the Equipment" following the word "Facility".

        SUBPART 3.6.    Amendment to Schedule 11.1 of the Existing Lease.    Part B, Builder's Risk Insurance of Schedule 11.1 is amended and restated to read in its entirety as follows:

    Builder's Risk Insurance on an "all risk" basis in the amount no less than the higher of the full replacement value (exclusive of land) at completion or Lease Balance, with endorsements for contingent liability from operation of building laws, increased cost of construction and demolition due to the operation of building laws, with no co-insurance provisions, and with no right of contribution from any insurance policies carried by the Lessor or any of the financing parties. Insured perils must include but are not limited to vandalism, malicious mischief, sprinkler leakage, earth movement (including but not limited to earthquake, landslide, subsidence and volcanic eruption), wind, flood, boiler and machinery accidents, and other perils normally included within the definition of extended coverage; provided that the insured peril of terrorism shall be covered by the Builder's Risk Insurance if and when such coverage becomes commercially available for properties similar to the Facility at commercially reasonable rates.

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PART IV
AMENDMENTS TO EXISTING CAA

        Effective on (and subject to the occurrence of) the Effective Date, the Existing Lease is hereby amended in accordance with this Part IV.

        SUBPART 4.1.    Amendment to Article II to the Existing CAA.

        SUBPART 4.1.1 The last sentence of Section 2.3 of the Existing CAA is hereby amended by deleting the words "One Hundred Thirty Million Dollars" and replacing them with "the Total Project Cost".

        SUBPART 4.1.2 Clause (h) of Section 2.6 of the Existing CAA is hereby amended by inserting the words "or the installation of the Equipment" following the words "Construction of the Facility".

        SUBPART 4.1.3 Clause (i) of Section 2.6 of the Existing CAA is hereby amended by inserting the words "and the Equipment" following the word "Facility".

        SUBPART 4.2.    Amendment to Article V to the Existing CAA.    Clause (g) of Section 5.1.1 of the Existing CAA is hereby amended by inserting the words "or the Equipment" following the word "Facility".

        SUBPART 4.3.    Amendment to Schedule 2.6(f) of the Construction Agency Agreement.    Part B, Builder's Risk Insurance of Schedule 2.6(f) is amended and restated to read in its entirety as follows:

    Builder's Risk Insurance on an "all risk" basis in the amount no less than the higher of the full replacement value (exclusive of land) at completion or Lease Balance, with endorsements for contingent liability from operation of building laws, increased cost of construction and demolition due to the operation of building laws, with no co-insurance provisions, and with no right of contribution from any insurance policies carried by the Lessor or any of the financing parties. Insured perils must include but are not limited to vandalism, malicious mischief, sprinkler leakage, earth movement (including but not limited to earthquake, landslide, subsidence and volcanic eruption), wind, flood, boiler and machinery accidents, and other perils normally included within the definition of extended coverage; provided that the insured peril of terrorism shall be covered by the Builder's Risk Insurance if and when such coverage becomes commercially available for properties similar to the Facility at commercially reasonable rates.

PART V
CONDITIONS PRECEDENT

        SUBPART 5.1.    Conditions to Effectiveness.    This Amendment shall become effective as of the date hereof (the "Effective Date") when (a) each of the conditions precedent set forth in this Part V shall have been satisfied or waived in writing by the Lessor and the Participants and (b) the Administrative Agent shall have received counterparts hereof executed on behalf of the Lessee, the Construction Agent, the Lessor, the Investors, the Conduit Loan Lender, the Liquidity Providers and the B Lender.

        SUBPART 5.2.    Compliance with Warranties.    The representations and warranties set forth in Part VI hereof shall be true and correct.

        SUBPART 5.3.    Transaction Costs; Fees.    All fees, costs and expenses due and payable pursuant to Section 12.26 of the Participation Agreement shall have been paid in full.

        SUBPART 5.4.    Construction Materials.    True and correct copies of the Construction Materials shall have been delivered to the Lessor, the Investors, the Lenders and each Agent.

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        SUBPART 5.5.    Software Licenses.    The Collateral Agent shall have received an assignment of all licenses of the Construction Agent and the Lessee to all proprietary software necessary or available to operate the Facility as-built.

        SUBPART 5.6.    Satisfactory Legal Form.    All documents executed or submitted pursuant hereto by or on behalf of the Lessee shall be satisfactory in form and substance to the Lessor and its counsel; and the Lessor and its counsel shall have received all information, approvals, documents or instruments relating to this Amendment as the Lessor or its counsel may have reasonably requested.

PART VI
REPRESENTATIONS AND WARRANTIES

        In order to induce the Lessor and each Participant to enter into this Amendment, the Construction Agent and the Lessee hereby represent and warrant unto the Lessor and each Participant on and as of the date hereof.

        SUBPART 6.1.    Corporate and Governmental Authorization; Non-Contravention; Due Execution, etc.    The execution, delivery and performance by the Construction Agent and the Lessee of this Amendment are within the corporate powers of the Construction Agent and the Lessee, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Governmental Authority (other than customary building permits obtained in the ordinary course of business which the Lessee has no reason to believe will not be forthcoming) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Construction Agent and the Lessee or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Construction Agent and the Lessee (including the Operative Documents) or result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Construction Agent and the Lessee, in each case, which would result in a material adverse effect on the Construction Agent's and the Lessee's ability to fulfill its obligations under the Operative Documents to which it is a party. This Amendment has been duly executed and delivered by the Construction Agent and the Lessee.

        SUBPART 6.2.    Binding Effect.    This Amendment constitutes a valid and binding agreement of the Construction Agent and the Lessee, enforceable against the Construction Agent and the Lessee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

        SUBPART 6.3.    Representations and Warranties True; Absence of Defaults, etc.    The representations and warranties of the Construction Agent and the Lessee contained in the Participation Agreement are true and correct on and as of the Effective Date except to the extent such representations and warranties relate to a specific date, in which case such representations and warranties are true and correct on and as of such specified date; the Construction Agent and the Lessee have performed all agreements on their part required to be performed under the Lease and the other Operative Documents on or prior to the Effective Date; and on and as of the Effective Date there exists no Lease Default or Lease Event of Default.

PART VII
MISCELLANEOUS PROVISIONS

        SUBPART 7.1.    Ratification of and References to the Existing Participation Agreement.    This Amendment is an amendment to the Existing Participation Agreement, Existing Appendix A, Existing Lease and Existing CAA (the "Existing Operative Documents") and the Participation Agreement, Appendix A thereto, the Lease and the CAA as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Existing Operative Documents in any

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Operative Document or any other document, instrument, agreement or writing shall hereafter be deemed to refer to the applicable Operative Documents as amended hereby.

        SUBPART 7.2.    Limited Amendment of the Existing Operative Documents.    Except as specifically amended or modified herein, the Existing Operative Documents and the other Operative Documents shall continue in full force and effect in accordance with the provisions thereof and except as expressly set forth herein the provisions hereof shall not operate as a waiver or amendment of any right, power or privilege of the Lessor, Investors or the Lenders nor shall the entering into of this Amendment preclude the Lessor, Investors or the Lenders from refusing to enter into any further or future amendments.

        SUBPART 7.3.    Counterparts.    This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        SUBPART 7.4.    Captions.    Section captions used in this Amendment are inserted for convenience of reference only and shall not affect the construction of this Amendment or any provisions hereof.

        SUBPART 7.5.    Governing Law; Entire Agreement.    THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), BUT EXCLUDING, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL OTHER CHOICE OF LAW AND CONFLICT OF LAW RULES. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

        SUBPART 7.6.    Acknowledgement.    In connection with this Amendment, the parties hereto hereby acknowledge and agree that the security interests granted by the Construction Agent, the Lessee and the Lessor pursuant to any Operative Document extend to and include a security interest in such parties' respective interest in the Equipment to secure all Secured Lessee Obligations, Secured Construction Agent Obligations and Secured Lessor Obligations.

PART VIII
INSTRUCTIONS TO TRUSTEE

        SUBPART 8.1.    Instructions.    The Investors hereby authorize and direct the Trustee to enter into, execute and deliver this Amendment and perform all of the obligations of the Trust thereunder.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ROSS STORES, INC., as the Construction Agent
By:	/s/ J. CALL
	Name:	John G. Call
	Title:	Senior Vice President, CFO
ROSS DISTRIBUTION, INC., as the Lessee
By:	/s/ J. CALL
	Name:	John G. Call
	Title:	Senior Vice President, CFO
ROSS STATUTORY TRUST 2001A, as the Lessor
By: Wells Fargo Bank Northwest, N.A., not in its individual capacity except as specifically set forth herein, but solely as Trustee
By:	/s/ ROBERT L. REYNOLDS
	Name:	Robert L. Reynolds
	Title:	Vice President
BANCBOSTON LEASING INVESTMENTS INC., as an Investor
By:	/s/ STEVEN S. CRISCIONE
	Name:	Steven S. Criscione
	Title:	Vice President
BREEDS HILL CAPITAL COMPANY, LLC, as the Conduit Loan Lender
By:	/s/ THOMAS J. IRVIN
	Name:	Thomas J. Irvin
	Title:	Manager

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WACHOVIA BANK, NATIONAL ASSOCIATION, as a B Lender, as a Liquidity Provider and as an Investor
By:	/s/ MARK S. SUPPLE
	Name:	Mark S. Supple
	Title:	Vice President
FLEET NATIONAL BANK, as a Liquidity Provider, as Collateral Agent and as Administrative Agent
By:	/s/ PETER L. GRISWOLD
	Name:	Peter L. Griswold
	Title:	Managing Director

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LEASE AGREEMENT

dated as of December 17, 2001

between

ROSS STATUTORY TRUST 2001A,
as the Lessor,

and

ROSS DISTRIBUTION, INC.,
as the Lessee

Distribution Center
Perris, California

THE LESSOR'S INTEREST UNDER THIS LEASE HAS BEEN ASSIGNED TO, AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF, FLEET NATIONAL BANK, AS COLLATERAL AGENT, PURSUANT TO AN ASSIGNMENT OF LEASE DATED AS OF THE DATE HEREOF BETWEEN THE LESSOR AND SAID COLLATERAL AGENT. INFORMATION CONCERNING SUCH SECURITY INTEREST MAY BE OBTAINED FROM SAID COLLATERAL AGENT.

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i

ii

iii

LEASE AGREEMENT

        LEASE AGREEMENT, dated as of December 17, 2001 (this "Lease") between ROSS STATUTORY TRUST 2001A, a Connecticut statutory trust (the "Lessor"), and ROSS DISTRIBUTION, INC., a California corporation, (the "Lessee").

        In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

        Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix A of the Participation Agreement, dated as of December 17, 2001, (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Participation Agreement") among the Lessee, Ross Stores, Inc., a Delaware corporation (the "Construction Agent"), as the Construction Agent, Ross Statutory Trust 2001A, a Connecticut statutory business trust, as Lessor, Wells Fargo Bank Northwest, N.A., solely as Trustee, BancBoston Leasing Investments Inc. and First Union National Bank, as the Investors, Breeds Hill Capital Company, LLC, as the Conduit Loan Lender, Fleet National Bank and First Union National Bank as Liquidity Providers, First Union National Bank as the B Lender and Fleet National Bank, as Administrative Agent, Collateral Agent and Liquidity Agent. The rules of construction set forth in said Appendix A shall also be applicable to this Lease.

ARTICLE II
LEASE OF PROPERTY

        SECTION 2.1    Demise and Lease.    The Lessee hereby agrees (a) with respect to the Site, to lease the Site from the Lessor for the period commencing on and including the Initial Advance Date and ending on the Lease Term Expiration Date, and (b) with respect to the Improvements, to lease the Improvements from the Lessor for the Lease Term commencing on the Lease Commencement Date and ending on the Lease Term Expiration Date. The demise and lease of the Facility pursuant to this Article II shall include any additional right, title or interest in the Facility which may at any time be acquired by the Lessor, the intent being that all right, title and interest of the Lessor in and to the Facility during the Lease Term shall be demised and leased hereunder.

        SECTION 2.2    Nature of Lease.    The parties hereto intend that (i) for financial accounting purposes with respect to the Lessee, (A) the Lessor will be treated as the owner and lessor of the Facility and the Lessee will be treated as the lessee of the Facility under this Lease, and (B) the Investors will be deemed to have an equity investment in the Lessor and (ii) for all federal and all state and local income tax purposes and bankruptcy and commercial law purposes, (A) the Lease will be treated as a financing arrangement, (B) the Lessor, the Investors and the Lenders will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Investor Amounts and the outstanding principal amount of the Loans, which loans are secured by the Facility, (C) the Lessee will be treated as the owner of the Facility for tax purposes and will be entitled to all tax benefits ordinarily available to an owner of property such as the Facility for such tax purposes and (D) the obligations of the Lessee to pay the Base Rent and any part of the Lease Balance shall be treated as payments of interest and principal, respectively, for federal and state income tax and bankruptcy and commercial law purposes. Nevertheless, each party acknowledges and agrees that no other party has made any representations or warranties to any other party concerning the tax, accounting or legal characteristics of the Operative Documents and that each party has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. The Lessor shall have a valid and binding security interest in and Lien on the Facility, free and clear of all Liens other than Permitted Liens, as security for the obligations of the Lessee under the Operative Documents.

ARTICLE III
RENT

        SECTION 3.1    Base Rent.    Commencing on the Lease Commencement Date and on each Scheduled Payment Date thereafter during the Lease Term, the Lessee shall pay to the Lessor base rent ("Base Rent") in an amount equal to the sum of (a) Loan Base Rent and (b) Investor Base Rent.

        SECTION 3.2    Supplemental Rent.    Commencing on the Lease Commencement Date, the Lessee shall pay to the Lessor, or to such other Person as shall be entitled thereto in the manner contemplated herein, any and all Supplemental Rent as the same shall become due and payable. In the event of the Lessee's failure to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Base Rent.

        SECTION 3.3    Method, Time of Payment.    Base Rent and any Supplemental Rent payable to the Lessor shall be paid to the Administrative Agent as designee for the Lessor and its permitted assignees at such place and in such amount in the contiguous continental United States as is specified in the Security Agreement or as the Administrative Agent (as such designee) shall specify in writing to the Lessee at least ten Business Days prior to the due date therefor. Each such payment of Rent shall be made by the Lessee in Dollars which shall be immediately available at the place of payment not later than 10:00 a.m. (New York time) on the date such payment is due hereunder, and the Administrative Agent shall pay such funds on such date to each Person entitled thereto in accordance with Article X of the Participation Agreement. Payments received following such time shall be deemed received on the next Business Day unless the Administrative Agent applies such funds on such date in accordance with Article X of the Participation Agreement. Concurrently with each payment of Base Rent and Supplemental Rent, the Lessee shall provide notice to Administrative Agent as set forth in Section 11.3(a) of the Participation Agreement.

        SECTION 3.4    Late Payment.    If any portion of the Rent due to the Lessor or any Participant shall not be paid by the Lessee on or before the date such payment was due hereunder, the Lessee shall pay interest thereon from (and including) the date such payment was due hereunder to (but excluding the date of the Lessor's receipt thereof) at a rate per annum equal to the Overdue Rate.

ARTICLE IV
NET LEASE; THE LESSEE'S ACCEPTANCE OF PROPERTY

        SECTION 4.1    Net Lease; No Setoff; Etc.    This Lease is a "triple net" lease. Except to the extent otherwise expressly specified in this Lease, it is agreed and intended that Base Rent, Supplemental Rent and any other amounts payable hereunder by the Lessee shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, free from any charges, assessments, impositions, withholdings, expenses or reductions, and that the Lessee's obligation to pay all such amounts, throughout the Lease Term is absolute and unconditional. All costs, expenses and obligations of every kind and nature whatsoever relating to the Facility and the appurtenances thereto and the use and occupancy thereof which may arise or become due and payable with respect to the period which ends on the Lease Term Expiration Date (whether or not the same shall become payable during the Lease Term or thereafter) shall be paid by the Lessee except as otherwise expressly provided herein or in another Operative Document. The Lessee assumes the sole responsibility for the condition, use, operation, maintenance, underletting and management of the Facility, and no Indemnitee shall have any responsibility in respect thereof or any liability for damage to the property of the Lessee, any subtenant of the Lessee or any other occupant of the Facility on any account or for any reason whatsoever other than by reason of, in the case of any particular Indemnitee, such Indemnitee's willful misconduct or gross negligence. Except to the extent

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otherwise expressly specified in this Lease, the obligations and liabilities of the Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including: (a) any defect in the condition, merchantability, design, quality or fitness for use of the Facility or any part thereof, or the failure of the Facility to comply with all Applicable Laws, including any inability to occupy or use the Facility by reason of such noncompliance; (b) any damage to, removal, abandonment, salvage, loss, scrapping or destruction of or any requisition or taking of the Facility or any part thereof; (c) any restriction, prevention or curtailment of or interference with any use of the Facility or any part thereof including eviction; (d) any defect in title to or rights to the Facility or any Lien on such title or rights or on the Facility; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by any Person; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee, the Lessor or any other Person, or by any court, in any such proceeding; (g) any claim, set off, defense or right that the Lessee has or might have against any Person, including the Lessor, the Administrative Agent (including in its individual capacity) or any vendor, manufacturer or contractor of or for the Facility; (h) any failure on the part of the Lessor or any other Person to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement, whether or not related to the transactions contemplated by the Operative Documents; (i) any invalidity, unenforceability, illegality or disaffirmance of this Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (j) the impossibility or illegality of performance by the Lessee or the Lessor, or both; (k) any action by any court, administrative agency or other Governmental Authority; (1) any change in or violation of Applicable Laws; (m) any restriction, prevention or curtailment of or interference with the construction on or use of the Facility or any part thereof; or (n) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not the Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in this Lease, this Lease shall not be cancelable by the Lessee for any reason whatsoever and, except as expressly provided in this Lease, the Lessee, to the extent now or hereafter permitted by Applicable Laws, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease.

        SECTION 4.2    Condition of Facility.    The Facility is demised and let by the Lessor "AS IS" in its present condition, subject to (a) the rights of any parties in possession thereof, (b) the state of the title thereto existing at the time the Lessor acquired its title to the Facility, (c) any state of facts which an accurate survey or physical inspection might show, (d) all Applicable Laws and (e) any violations of Applicable Laws which may exist at the commencement of the Lease Term. The Lessee has examined the Facility and the Lessor's title thereto and has found the same to be satisfactory. THE LESSOR HAS NOT MADE AND SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER, AS TO THE VALUE, HABITABILITY, COMPLIANCE WITH ANY APPLICABLE PLANS AND SPECIFICATIONS FOR THE PROPERTY CONDITION, LOCATION, USE, DESCRIPTION, MERCHANTABILITY, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR AS TO THE LESSOR'S TITLE THERETO OR OWNERSHIP THEREOF OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) AND THE LESSOR SHALL NOT BE LIABLE FOR ANY LATENT, HIDDEN OR PATENT DEFECT THEREIN, FOR ANY DEFECT IN OR EXCEPTION TO TITLE THERETO, OR FOR THE FAILURE OF THE IMPROVEMENTS TO BE CONSTRUCTED IN ACCORDANCE WITH THE APPLICABLE PLANS AND SPECIFICATIONS THEREFOR, THE COMPLIANCE OF SUCH PLANS AND SPECIFICATIONS WITH APPLICABLE LAWS OR THE FAILURE OF THE FACILITY, OR ANY PART THEREOF, TO OTHERWISE COMPLY WITH

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ANY APPLICABLE LAWS. It is agreed that the Lessee has been afforded full opportunity to inspect the Facility, is satisfied with the results of its inspections of the Facility and is entering into this Lease solely on the basis of the results of its own inspections and all risks incident to the matters discussed in the preceding sentence. The provisions of this Section 4.2 have been negotiated, and the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by the Lessor, express or implied, with respect to the Facility, that may arise pursuant to the UCC (including the UCC as in effect in the State of California) or any other law now or hereafter in effect, or otherwise.

ARTICLE V
THE LESSEE'S PURCHASE OPTION

        SECTION 5.1    Purchase Option.

  (a)
  Subject to Section 5.1(b) and (d), the Lessor hereby grants to the Lessee the exclusive and irrevocable option (the "Purchase Option") to purchase the Facility, as of any date (the "Purchase Date") subsequent to the Lease Commencement Date (unless the Lessee has exercised the Remarketing Option), for an amount equal to the Lease Balance plus, without duplication, any other amounts then due and owing to any Participant or any Agent under the Operative Documents (collectively the "Purchase Price"). Such purchase and sale shall be effected in accordance with Article XV.

  (b)
  The Purchase Option shall be exercisable by notice to the Lessor (and concurrent notice to Administrative Agent as set forth in Section 11.3(b) of the Participation Agreement) given not less than 30 days prior to the proposed Purchase Date. If the Lessee shall not have exercised the Remarketing Option on or before 180 days prior to the Lease Term Expiration Date, or the Facility is not sold pursuant to the Remarketing Option, then the Purchase Option shall be deemed exercised and the Purchase Date shall be the Lease Term Expiration Date; provided, however, that if the Lessee shall not have refinanced the A1 Loans, Conduit Loans and Facility Loans in accordance with Section 8.5 of the Participation Agreement, then the Lessee shall either exercise the Purchase Option or the Remarketing Option in accordance with Articles V and VII as if the Lease Term Expiration Date was the Conduit Loan Maturity Date.

  (c)
  On the Purchase Date, the Lessee shall pay to the Lessor the Purchase Price as the purchase price for the Facility.

  (d)
  Notwithstanding anything to the contrary set forth herein, the Lessee shall have the right to exercise the Purchase Option or the Site Purchase Option (prior to the Initial Advance Date) with respect to the entire Facility (but not less than the entire Facility) or the Site, as the case may be, within five Business Days following the earlier of its actual knowledge of or receipt of notice of the occurrence of any Lease Event of Default. Notwithstanding the notice provisions of Section 5.1(b), in the event that the Lessee elects to exercise the Purchase Option or the Site Purchase Option within the five Business Day period following the earlier of its actual knowledge of or receipt of notice of the occurrence of a Lease Event of Default, the Lessee's payment to the Lessor of the Purchase Price or the Site Purchase Price, as applicable, on or prior to the fifth Business Day following such earlier date referred to above shall constitute sufficient notice. In the event that the Lessee shall not pay to the Lessor the Purchase Price or the Site Purchase Price, as applicable on or prior to the fifth Business Day following such earlier date referred to above or in the event that the Lessee provides the Lessor with written notice of its intention not to exercise the Purchase Option or the Site Purchase Option during such five Business Day period, the Lessee's ability to exercise the Purchase Option or the Site Purchase Option shall terminate for so long as such Lease Event of Default continues.

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  (e)
  Notwithstanding anything to the contrary set forth herein, the Lessor hereby grants to the Lessee the exclusive and irrevocable option (the "Site Purchase Option") to purchase the Site, upon at least 10 days' prior notice to the Lessor as of any date (the "Site Purchase Date") subsequent to the Initial Advance Date but prior to the date of any Advance made to fund the purchase of any Improvements, for an amount equal to the Lease Balance plus, without duplication, any other amounts then due and owing to any Participant and any Agent under the Operative Documents (collectively the "Site Purchase Price"). Such purchase and sale shall be effected in accordance with Article XV.

ARTICLE VI
EXTENSION OF LEASE

        SECTION 6.1    Lease Extension.    The Lease Term Expiration Date shall be extended on satisfaction of the terms and conditions set forth in Section 8.5 of the Participation Agreement.

ARTICLE VII
THE LESSEE'S DISPOSITION OF THE LESSOR'S INTERESTS AT LEASE EXPIRATION

        SECTION 7.1    Disposition of the Lessor's Interests and Distribution of Sale Proceeds.    Subject to Section 7.2, the Lessee, on written notice to the Lessor (and concurrent notice to Administrative Agent as set forth in Section 11.3(d) of the Participation Agreement) given not less than 180 days nor more than 360 days prior to the Lease Term Expiration Date (or the A Loan Maturity Date pursuant to Section 5.1(b)), shall have the option (the "Remarketing Option") to cause a sale of the Facility in accordance with the following terms:

  (a)
  the Lessee shall act as non-exclusive agent (and may appoint qualified independent sales agents to work on its behalf) in connection with such sale and, in such capacity, shall use all commercially reasonable efforts to solicit bids from bona fide third parties unrelated to the Lessee and its Affiliates or any Person with whom the Lessee or any of its Affiliates has an understanding or arrangement pursuant to which the Lessee or any of its Affiliates would use, possess or own all or a portion of the Facility.

  (b)
  The Lessee shall attempt to sell the Facility to the Person submitting an all cash bid that will result in the highest Net Sale Proceeds, such sale to be effected on the third day immediately preceding the Lease Term Expiration Date or as soon as reasonably practicable thereafter (the date of sale being the "Sale Date"); provided that:

  (i)
  the Lessee shall be required to obtain the Lessor's approval of the sale of the Facility pursuant to any such bid if a sale of the Facility pursuant thereto would result in the Agents, Investors and Lenders, as the case may be, not being fully reimbursed pursuant to Article X of the Participation Agreement for their Investor Contributions and the outstanding principal amount of the Loans and all other amounts due and owing to such Participant, Investor or Agent under the Operative Documents;

  (ii)
  with respect to a proposed sale that the Lessee wishes to consummate, the Lessee shall provide the Lessor with reasonable advance notice of the identity of the prospective purchaser, its relationship (if any) to any of the Participants and a copy of the purchase agreement (including all exhibits and schedules thereto) for the proposed sale of the Facility; and

  (iii)
  the Lessee and its Affiliates shall have no right to submit bids for the Facility, but a Participant or an Affiliate of one or more Participants may bid on the Facility.

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  (c)
  On the Sale Date, the Lessee shall pay the Administrative Agent the proceeds of the sale of the Facility, plus Supplemental Rent due and payable and such portion of the Residual Value Guaranty Amount to make such aggregate payments equal to the Purchase Price, and such amounts shall be distributed in accordance with Article X of the Participation Agreement and the Lessor shall execute and deliver to the purchaser a grant deed in accordance with the conditions and acknowledgements of Section 15.1(b).

  (d)
  [INTENTIONALLY OMITTED].

  (e)
  Concurrently with the payments contemplated in Section 7.1(c), after payments of all other amounts due and owing in respect of Rent, including Supplemental Rent through the payment date, this Lease shall terminate, and the Lessor and the Lessee shall (except as otherwise herein provided) have no further rights or obligations under this Lease.

        SECTION 7.2    Conditions to the Lessee's Exercise of the Remarketing Option.    The Lessee's right to exercise the Remarketing Option and the consummation of the sale of the Facility on the Sale Date, as applicable, shall be subject to the following conditions:

  (a)
  on the Sale Date, the Facility must be delivered by the Lessee in the condition required under Section 12.1, subject to the Lessee's ability to obtain waivers of such condition from the third-party purchaser;

  (b)
  at least 60 days before the Sale Date, the Lessee shall have delivered the Environmental Report required under Section 12.2 and demonstrated compliance (to the reasonable satisfaction of the Lessor) with any remediation required pursuant to such Environmental Report, subject to Lessee's ability to obtain waivers of such condition from the third-party purchaser;

  (c)
  as of the exercise of the Remarketing Option, the Final Completion Work and the restoration work required to be performed under Section 9.2(d) (if any) shall have been completed;

  (d)
  as of the exercise of the Remarketing Option, if there remains to be performed hereunder any restoration work as a result of a Lease Event of Loss, the Lessee will be able, with the exercise of reasonable diligence, to complete such work as of the Sale Date; and as of the Sale Date, such work shall have been completed, subject to Lessee's ability to obtain waivers of such condition from the third-party purchaser;

  (e)
  as of the exercise of the Remarketing Option and the Sale Date, there shall be no Lease Event of Default or Bankruptcy Default continuing;

  (f)
  as of the exercise of the Remarketing Option, there shall be no Default described in Section 18.1(c) or Section 18.1(h) that has continued beyond 180 days after the giving of notice to the Lessee by any Participant or the Administrative Agent;

  (g)
  as of the Sale Date, the Lessee shall have paid the Purchase Price; and

  (h)
  at least 120 days before the Sale Date, any Alterations required by Sections 9.1(a) and 9.2(b) shall have been completed in accordance with the terms hereof, subject to Lessee's ability to obtain waivers of such condition from the third-party purchaser.

        If, after the Lessee shall have given a notice of its exercise of the Remarketing Option in accordance with Section 7.1, any of the foregoing conditions (a) through (h) is not satisfied on or prior to the Sale Date, then a Lease Event of Default shall have occurred hereunder and the Lessee shall purchase the Facility for the Purchase Price.

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ARTICLE VIII
LIENS

        SECTION 8.1    The Lessee's Obligation to Discharge Liens.    The Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Facility, title thereto or any interest therein, which arises for any reason, including all Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Facility or by reason of labor or materials furnished or claimed to have been furnished with respect to the Facility, except Permitted Liens. The Lessee shall promptly, at its own expense, take such action as may be necessary to discharge or eliminate any such Lien (other than Permitted Liens).

        SECTION 8.2    The Lessor's Notice to Potential Lienors.    Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, express or implied, to or for the performance by any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Facility or any part thereof, which would result in any liability of the Lessor for payment therefor. Notice is hereby given that none of the Lessor, the Investors nor the Lenders will be liable for any labor, services or materials furnished or to be furnished to the Lessee, or to anyone holding an interest in the Facility or any part thereof through or under the Lessee, and that no mechanics or other Liens for any such labor, services or materials shall attach to or affect the interest of the Lessor, the Investors or the Lenders in and to the Facility.

        SECTION 8.3    The Lessee's Right to Encumber the Lessee's Property.    The Lessee may from time to time own, hold under lease from Persons other than the Lessor and encumber, grant security interests in and otherwise hypothecate in favor of Persons other than the Lessor inventory, furnishings, furniture, trade fixtures, leasehold improvements, equipment and other personal property located on or about the Site (and not constituting fixtures or purchased from Advances) (the "Lessee's Property"), which shall not be subject to this Lease or to any Lien in favor of the Lessor (including any such Lien as may arise by operation of Applicable Laws). The Lessor shall from time to time, upon the reasonable request of the Lessee, promptly acknowledge in writing to the Lessee and other Persons that the Lessor does not own or have, and waives, any lien or other right or interest in or to any of the Lessee's Property.

        SECTION 8.4    Granting of Easements.    Provided that no Lease Event of Default is continuing, the Lessor will join with the Lessee from time to time at the request of the Lessee (and at the Lessee's sole cost and expense) to (i) subject to the terms of Section 15.3, sell, assign, convey or otherwise transfer an interest in the Facility to any Person legally empowered to take such interest under the power of eminent domain, (ii) grant easements, licenses, rights of way and other rights and privileges in the nature of easements, (iii) release existing easements and appurtenances which benefit the Facility, (iv) subject to the terms of Section 15.3, dedicate or transfer unimproved portions of the Facility for road, highway or other public purposes, (v) execute petitions to have the Facility annexed to any municipal corporation or utility district, (vi) execute any amendment, termination or supplement of or to any Land Agreement, or a new Land Agreement and (vii) execute and deliver any instrument necessary or appropriate to make or confirm such grants, releases or other actions described above in this Section 8.4 to any Person; provided that in each case other than transfers pursuant to clause (i), the Lessor shall not be required to take any such action, and the Lessee shall not effect any such action or grant, release, dedication, transfer or amendment, unless the Lessor shall have received a certificate of an authorized officer of the Lessee stating that such grant or release, or such dedication, transfer or amendment, as the case may be, shall not adversely affect the utility, economic useful life or residual value of the Facility or reduce the fair market value of the Facility below the Lease Balance and the Facility shall comply with all Applicable Laws after such grant or release, or such dedication, transfer or amendment, as the case may be.

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ARTICLE IX
MAINTENANCE; ALTERATIONS; TAXES; LEGAL COMPLIANCE

        SECTION 9.1    Maintenance and Repair; Utility Charges.

  (a)
  The Lessee shall at all times, (i) maintain the Facility and all components thereof in good order, repair and condition, subject to ordinary wear and tear and in the same manner as other "Class A" distribution buildings in the locale of the Facility, (ii) except to the extent Section 9.5 shall apply, maintain the Facility in accordance with and otherwise comply with all Applicable Laws and (iii) make any and all repairs of the Facility necessary or appropriate to keep the same in the condition required by the preceding clauses (i) and (ii), whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen and regardless of whether the repair was caused by a Casualty, breach of warranty, wear and tear or otherwise.

  (b)
  The Lessor shall not be required to maintain, repair, replace, alter, remove or rebuild all or any part of the Facility, and the Lessee waives any right that it may now have or hereafter acquire to require the Lessor to (i) maintain, repair, replace, alter, remove or rebuild all or any part of the Facility or (ii) make repairs (whether or not at the expense of the Lessor) pursuant to any Applicable Laws, insurance requirements, contract, agreement or covenant in effect at any time during the Lease Term.

  (c)
  The Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer and all other rents and utilities used in or on the Facility during the Lease Term. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee and received by the Lessor on account thereof, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund (if any), and, upon receipt by the Lessor thereof, such credit or refund shall be promptly paid over to the Lessee.

        SECTION 9.2    Alterations.

  (a)
  The Lessee may, without the consent of the Lessor, at the Lessee's sole cost and expense, make Alterations to the Facility, so long as, subject to Section 9.2(d), such Alterations do not adversely effect the as-built value, utility, residual value at the end of the Lease Term or the useful life of the Facility. Subject to the terms of the foregoing proviso, the Lessee shall have the right to change and/or seek variances, exceptions and other exemptions in respect of the Applicable Laws (including building and/or zoning laws, regulations and agreements) relating to the Facility or any portion thereof.

  (b)
  The Lessee shall make all Alterations to the Facility required so as to cause the same to comply with Applicable Laws, and the limitations on the Lessee's right to make Alterations contained in Section 9.2(a) and Section 9.2(d) shall not be applicable to such Alterations, regardless of their effect on the as-built value, utility, residual value at the end of the Lease Term or the useful life of the Facility.

  (c)
  The Lessee shall cause any Alterations to be done and completed in a good and workmanlike manner, free from faults and defects, and in compliance with all Applicable Laws. The Lessee shall be responsible for the acts and omissions of all of its employees and all other Persons performing any of the Alterations.

  (d)
  Upon the Lessee's request (such request, a "Notice of Alteration"), the Lessor shall notify the Lessee whether, in the Lessor's judgment, an Alteration proposed by the Lessee would adversely affect the as-built value, utility, residual value at the end of the Lease Term or the useful life of the Facility. Each Notice of Alteration shall be accompanied with reasonably

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    detailed plans and specifications. If the Lessor in good faith determines that such Alterations would adversely affect the as-built value, utility, residual value at the end of the Lease Term or the useful life of the Facility, the Lessor shall give notice of its objection (a "Notice of Objection") within 15 Business Days after the Lessor's receipt of a Notice of Alterations. If the Lessor and the Lessee cannot agree whether or not such Alterations would adversely affect the as-built value, utility, residual value at the end of the Lease Term or the useful life of the Facility within 15 Business Days after the Lessee's receipt of a Notice of Objection, an Appraiser reasonably acceptable to the Lessor and the Lessee shall resolve the dispute by appraising the property both with and without such Alterations. The non-prevailing party shall pay any and all reasonable out-of-pocket costs, including reasonable attorneys' fees (collectively "Mediation Costs") incurred by the parties in connection with any such dispute between the parties. If the Lessor shall prevail in any such dispute, the Lessee shall not proceed to make such Alterations, without the prior written consent of the Lessor.

        SECTION 9.3    Title to Alterations.    Title to Alterations shall immediately and without further act vest in the Lessor and shall be deemed to constitute a part of the Facility and be subject to this Lease in any of the following cases:

  (a)
  such Alteration shall be in replacement of or in substitution for a portion of the Facility;

  (b)
  such Alteration shall be required to be made pursuant to the terms of Section 9.1(a) or Section 9.2(b);

  (c)
  such Alteration shall be Nonseverable; and

  (d)
  such Alteration shall be severable and paid for (i.e., with debt and/or equity) by the Lessor.

The Lessee shall, at the Lessor's request, execute and deliver any deeds or assignments reasonably necessary to evidence the vesting of title in and to such Alterations in the Lessor. If an Alteration is not within any of the categories set forth in clauses (a) through (d) of this Section 9.3, then title to such Alteration, as well as any item for which substitution or replacement is made as contemplated in Section 9.3(a), shall vest in the Lessee. So long as removal thereof shall not result in the violation of any Applicable Laws or this Lease, all Alterations to which title shall vest in the Lessee as aforesaid may be removed at any time by the Lessee, provided that the Lessee shall, at its expense, repair any material damage to the Facility caused by the removal of such Alteration and shall restore in all material respects the affected portion of the Facility in accordance with Section 9.1(a) .

        SECTION 9.4    Location.    The Lessee shall not remove, or permit to be removed, the Improvements comprising the Facility or any part thereof without the prior written consent of the Lessor, except that the Lessee or any other Person may remove (a) any Alteration with respect to which title has passed to or remained with the Lessee in accordance with the provisions of Section 9.3, (b) any part of the Facility constructed on a temporary basis for the purpose of repair or maintenance thereof, (c) any part of the Facility which has been replaced by another part which has become subject to this Lease and the Lien of the Lessee Mortgage and (d) any part of the Facility which in the Lessee's good faith judgment has become obsolete, whereupon upon written notice to the Lessor and the Administrative Agent such obsolete part shall cease to be subject to this Lease and the Lien of the Lessee Mortgage; provided that the Lessee shall repair any material damage to the Facility caused by such removal.

        SECTION 9.5    Permitted Contests.    Provided no Lease Event of Default or Bankruptcy Default is continuing, the Lessee shall not be required to comply with any Applicable Law so long as it is engaged in a Permitted Contest with respect thereto. At the Lessee's expense, the Lessor shall cooperate fully with the Lessee in connection with any such test, challenge, appeal or proceeding and, at the Lessee's request, will join in the proceedings or permit the proceedings to be brought in the Lessor's name. The terms of this Section 9.5 shall qualify each provision of this Lease that imposes a

9

compliance obligation on the Lessee (other than an obligation to any Indemnitee), regardless of whether such provision shall expressly make reference to this Section 9.5.

        SECTION 9.6    Environmental Compliance.

  (a)
  The Lessee shall comply at all times with Environmental Laws with respect to the Facility, and no Hazardous Material shall be brought onto, permitted to exist or remain at or upon, or stored, or disposed of from or used, at the Facility by the Lessee or any of its employees, agents, independent contractors, licensees, subtenants or invitees in violation of any Applicable Laws, or in such manner as would result in any liability under any Applicable Laws (with the exception of materials used or stored in connection with the operation or maintenance of the property and in compliance with all Environmental Laws). The Lessee shall hold harmless, indemnify and defend the Indemnitees from and against any Environmental Damages resulting from any breach of the covenants set forth in this Section 9.6 and from all Environmental Damages. The Lessee's indemnification obligation hereinabove set forth shall survive the expiration or earlier termination of this Lease.

  (b)
  The indemnity contained in Section 9.6(a) shall specifically include the direct obligation of the Lessee to promptly perform any investigatory and/or remedial or other activities required, ordered or recommended by any Governmental Authority, or as otherwise necessary to avoid injury or liability to any person or property, to prevent the spread of any Hazardous Materials, or to provide for the continued safe operation of the Facility (the "Remedial Work"). Without waiving any of its rights pursuant to the indemnity described in Section 9.6(a), upon failure of the Lessee to perform the Remedial Work in a reasonably prompt manner (subject to the Lessee's rights under Section 9.5), the Lessor may, at its option and in its sole discretion, commence such work itself in compliance with Environmental Laws, and the Lessee shall pay all reasonable costs thereby incurred.

  (c)
  Without limiting the Lessee's obligations under Section 9.6(a) or any other provision of this Lease, the Lessee shall be solely and completely responsible for responding to and complying with any administrative notice, order, request or demand or any third-party claim or demand relating to the potential or actual presence of Hazardous Materials on the Facility, except where the contamination was caused solely by the Lessor. The responsibility conferred under this Section 9.6(c) includes responding to such orders on behalf of the Lessor and defending against any assertion of the Lessor's financial responsibility or individual duty to perform under such orders.

  (d)
  As used in this Section 9.6, "Environmental Damages" shall mean all claims, suits, judgments, damages (including punitive damages), losses, penalties, fines, liabilities (including, but not limited to, strict liability), encumbrances and Liens, and any other costs and expenses, of any kind or nature whatsoever, whether direct or indirect, joint or several, resulting from (i) any Hazardous Material existing, released, or threatened to be released, on, in, or under the Facility, whether known or unknown and whether arising from historic or threatened future releases of Hazardous Materials, or (ii) any violation or alleged violation of any Environmental Law, in either case, including any attorneys' fees, disbursements, consultants' fees and other costs resulting from (A) investigation and defense of any alleged claim or demand by any third party, (B) claims or directives, notices or requests of any Governmental Authorities, whether or not the claims or directives, notices or requests are groundless, false or fraudulent or ultimately defeated, (C) any settlements or judgments to which the Lessee is a party, and (D) rendering the Facility in compliance with Applicable Laws.

        SECTION 9.7    Compliance with Applicable Laws.    During the Lease Term, at the Lessee's expense, the Lessee shall cause the Facility to comply with all Applicable Laws, whether or not such Applicable Laws shall necessitate structural changes and/or improvements and/or interfere with the use

10

and enjoyment of such Facility, subject to Section 9.5. The Lessee shall also procure, pay for and maintain all permits, licenses, approvals, certificates and other authorizations necessary for the operation of its business at the Facility from time to time and its lawful use and occupancy of the Facility in connection therewith, subject to Section 9.5.

        SECTION 9.8    Land Agreements Compliance.    Subject to Section 9.5, the Lessee shall comply with, and shall fully and promptly, at its own cost and expense, perform all obligations of the Lessor under any restrictive covenant, deed restriction or easement of record, as well as any environmental land use restriction recorded against the Site, to the extent relating to the Facility (collectively, "Land Agreements"), including the payment of all amounts owed by the Lessor thereunder. For so long as no Lease Event of Default shall have occurred and be continuing, the Lessee may exercise all rights, privileges and remedies available to the Lessor under the Land Agreements.

        SECTION 9.9    The Lessee's Right to Enforce Warranties.    Provided no Lease Event of Default shall have occurred and be continuing, the Lessee (including through its designees), at the Lessee's expense, shall have the right to assert all of the Lessor's rights (if any) under any applicable warranty and any other claim that the Lessee or the Lessor may have under any agreements pertaining to the construction and/or modification of the Facility, as well as any other rights and claims that may exist by operation of law. The Lessor agrees to cooperate with the Lessee, at the Lessee's expense, in asserting such rights.

        SECTION 9.10    Real Estate Taxes.    Subject to Section 9.5, the Lessee shall pay all real estate ad valorem and personal property taxes owed in respect of the Facility or any portion thereof, as well as any payments due under any agreement described in clause (f) of the definition of Permitted Liens.

ARTICLE X
USE AND NAMING OF PROPERTY

        SECTION 10.1    Use.    The Facility may be used only for the purposes for which it was designed. The Lessee shall not use or permit the use of the Facility or any part thereof for any purpose or in any manner in violation of any Applicable Laws, subject to the terms of Section 9.5.

        SECTION 10.2    Naming of the Facility.    The Lessee shall have the sole and exclusive right during the Lease Term, at any time and from time to time, to select the name or names of the Facility or any part thereof, as well as the sole and exclusive right to determine not to use any name in connection with one or more portions of the Facility, as well as all rights in respect of signage for or in connection with the Facility. The Lessor shall not have or acquire any right or interest with respect to any such name or names used at any time by the Lessee.

ARTICLE XI
INSURANCE

        SECTION 11.1    Insurance.    During the Lease Term, the Lessee shall maintain, for the benefit of the Lessor, at the Lessee's sole cost and expense, the insurance described in Schedule 11.1 hereto. In addition, the Lessee shall from time to time, but in intervals of not less than twelve months nor more than fifteen months, (i) undertake all actions and due diligence as reasonably necessary to determine whether the insurance coverage required to be maintained hereunder is in compliance with the requirements thereunder, including any increases in coverage required as a result of any change in any Applicable Laws and payment of fees incurred by the Insurance Consultant in connection with any such review, and (ii) if the Lessee determines that such insurance coverage does not meet such requirements, promptly take all actions and steps necessary to cause such coverage to comply with such requirements and shall notify the Lessor and the Administrative Agent of the steps being taken by the Lessee or on its behalf. The Lessee shall furnish the Lessor and the Administrative Agent certificates

11

showing the insurance required under this Section 11.1 to be in effect and naming the Lessor (and its beneficial owners), the Investors, the Lenders and Administrative Agent as additional insureds and the property insurance required hereunder shall contain a standard form mortgage endorsement in favor of the Administrative Agent and shall name the Administrative Agent as sole loss payee.

        SECTION 11.2    Risk of Loss.    During the Lease Term, the Lessee shall bear all risk of loss (including any Casualty or Condemnation) with respect to the Facility or any portion thereof.

ARTICLE XII
RETURN OF LEASED PROPERTY TO THE LESSOR

        SECTION 12.1    Nature of Return.    Unless the Facility is then being transferred to the Lessee or its designee pursuant to the Purchase Option or the Site Purchase Option or to a third party upon remarketing, the Lessee shall, on the Lease Term Expiration Date, and at its own expense, return the Facility to the Lessor by surrendering the same to the possession of the Lessor: (a) free and clear of all Liens, except that the Lessee shall have no responsibility or liability in respect of: (i) the Lessor Liens, (ii) Liens described in clause (a) of the definition of Permitted Liens (other than rights and interests of the Lessee under the Operative Documents) and (iii) Liens described in clause (f) of the definition of "Permitted Liens"; (b) the Final Completion Work and all Alterations shall have been completed; and (c) in the condition required by Section 9.1(a), 9.1(c), 9.6, 9.7 and 9.10. All Alterations the title to which has not been vested in the Lessor hereunder that is not removed by the Lessee at or prior to the expiration or earlier termination of this Lease shall be deemed abandoned in place by the Lessee and shall become the property of the Lessor. The Lessee shall have no obligation and shall not be permitted to remove any Alterations (i) required (at the time of installation of the Facility or at the end of the Lease Term) by Applicable Laws or insurance requirements or (ii) included in such Facility at the Lease Commencement Date. Except as required under Section 9.2(d) and as permitted under Section 10.1, the Lessee may not remove any Nonseverable Alterations. The Lessee shall assign to the Lessor any and all assignable warranties, licenses and permits relating to the property surrendered to the Lessor which extend beyond the expiration or earlier termination of this Lease, such assignment to be without representation, warranty or recourse of any sort whatsoever.

        SECTION 12.2    Site Assessment.    Not earlier than 270 days and not later than one 180 days prior to the Lease Term Expiration Date, the Lessee shall, at the Lessee's expense, deliver to the Lessor an environmental site investigation and assessment (the "Site Assessment") substantially conforming to the requirements of ASTM 1527-E Phase I or any then successor thereto and the Lessee shall cause to be performed by the Lease Term Expiration Date such additional testing, reporting and remediation as is reasonably and specifically recommended by such report (such report, together with such additional report, if any, shall be collectively referred to as the "Environmental Report"); provided that the Lessee shall have no obligation to conduct a Site Assessment or cause an Environmental Report to be prepared if the Lessee shall have exercised the Purchase Option.

ARTICLE XIII
RELEASE

        SECTION 13.1    Facility Release.    Provided that no Lease Event of Default or Bankruptcy Default shall have occurred and be continuing, the Lessee may make a written request (a "Release Request") of the Lessor, to enter into a supplement or amendment to this Lease, changing the description of the Facility to exclude any unimproved portion of the Site (a "Release Portion"), and transferring such Release Portion to the Lessee (or the Lessee's designee) by special or limited warranty deed (or like instrument), and the Lessor will not unreasonably withhold its consent to such Release Request, provided that such Release Request (i) does not (x) materially impair the remaining useful life, operation, utility or residual value of the Site (or the Improvements located or to be constructed

12

thereon), or (y) relate to a transfer the fair market value of which, when aggregated with the fair market value of all transfers previously made pursuant to Release Requests previously delivered hereunder, exceeds $500,000, (ii) arises out of an arms-length sale to a non-affiliated party and (iii) the Lessor has reasonable egress and ingress to the remaining Facility or has been granted appropriate easements ensuring access to the remaining Facility.

ARTICLE XIV
LOSS DESTRUCTION, CONDEMNATION OR DAMAGE

        SECTION 14.1    Event of Loss, Casualty or Condemnation.

  (a)
  If an Event of Loss, Casualty or Condemnation shall occur, the Lessee shall give the Lessor prompt written notice of such occurrence, and the Lessee will:

  (i)
  in the case of an Event of Loss, purchase the Facility on a date occurring on the first Scheduled Payment Date occurring more than 20 days after such Event of Loss, for the Purchase Price; and

  (ii)
  in the case of a Casualty or Condemnation, restore and rebuild the Facility using any Net Proceeds or any of its own funds so as to restore the Facility to its as-built value, utility, residual value and remaining useful life of the Facility immediately prior to such Event of Loss.

  (b)
  All Net Proceeds received in respect of the Facility shall be paid solely to the Collateral Agent as sole loss payee, unless the insurance proceeds are less than $1,000,000 (provided that any insurance proceeds paid to any Person other than the Collateral Agent shall be required to be applied in accordance with Sections 9.1(a) and 14.2). The Lessee's failure to maintain insurance shall not relieve the Lessee of any of the Lessee's obligations hereunder to restore the Facility following any Casualty or Condemnation.

  (c)
  Nothing in this Article XIV shall be construed to prevent the Lessee from pursuing and collecting a condemnation award or other compensation or settlement payment in respect of its loss and damages resulting from any condemnation or taking.

        SECTION 14.2    Application of Net Proceeds When Lease Continues; Repair and Restoration.    Payments (except for payments under insurance policies maintained by the Lessor) received at any time by the Lessor or the Lessee from any Governmental Authority, any insurer or any other Person with respect to a Condemnation or Casualty shall be paid to the Collateral Agent and Collateral Agent shall apply such proceeds as follows:

  (a)
  first, to the Lessee, as necessary, for the repair or restoration of the affected portions of the Facility,

  (b)
  second, to the Lessor, to be distributed in accordance with Article X of the Participation Agreement.

        After a Casualty or Condemnation, this Lease shall continue in full force and effect and the Lessee shall, at the Lessee's own cost and expense (including any Net Proceeds) and in accordance with the applicable provisions of Article IX, proceed with reasonable diligence and promptness to carry out any necessary demolition and to restore, repair, replace and/or rebuild the Facility in order to restore the same, to the extent it is reasonably practicable, to the condition, utility and value of the Facility immediately prior to such Casualty or Condemnation (assuming the Facility is maintained as required hereunder). All such repair and restoration shall be effected by the Lessee in compliance with the requirements of Section 9.1.

13

        SECTION 14.3    Application of Proceeds.    In case of a Condemnation or Casualty, this Lease shall remain in full force and effect, without any abatement or reduction of Base Rent.

        SECTION 14.4    Application of Proceeds from a Temporary Taking.    All Net Condemnation Proceeds from a temporary taking shall, to the extent resulting from the taking of use during the Lease Term, be paid to the Lessee, and to the extent awarded with respect to use of the Facility for any time period after the expiration or termination of the Lease Term shall be paid as follows: (a) if the Lessee has elected to purchase the Facility, to the Lessee or its designee or (b) if the Lessee has not elected to purchase the Facility, to the Lessor to be applied in accordance with Article X of the Participation Agreement, and thereafter to the Lessee.

        SECTION 14.5    Other Dispositions.    Notwithstanding the foregoing provisions of this Article XIV, so long as a Bankruptcy Default or Lease Event of Default shall be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, the Lessee pursuant to this Article XIV or Section 7.2 shall be paid to the Collateral Agent (or to the Lessor when the Loans shall not be outstanding as security for the obligations of the Lessee under this Lease) and, at such time thereafter as the Lease Event of Default shall have been waived in writing or no longer be continuing, such amount shall be paid promptly in accordance with this Article XIV.

        SECTION 14.6    Negotiations.    In the event any part of the Facility becomes subject to Condemnation, Casualty or Event of Loss, the Lessee shall control (and have the right to settle and compromise) the negotiations with the relevant Governmental Authority or insurance carriers unless a Lease Event of Default or Bankruptcy Default shall be continuing, in which case the Lessor (or if the Loans are outstanding, the Administrative Agent) may elect to control such negotiations.

ARTICLE XV
CONVEYANCE OF THE PROPERTY TO THE LESSEE

        SECTION 15.1    Terms of Conveyance.    Upon the purchase of the Facility or the Site, as applicable, by the Lessee, including pursuant to Article V or Article XIV:

  (a)
  the Lease Term shall end, and the obligations of the Lessee hereunder (other than any obligations expressed herein as surviving the termination of this Lease) shall terminate as of the date of such purchase, and

  (b)
  the Lessor shall execute and deliver to Lessee, in recordable form and in accordance with local custom and free and clear of the Lessor Liens (and the Liens of the Mortgage), a grant deed and bill of sale, and shall thereby convey the Facility or the Site, as applicable, to the Lessee (or its designee), and all rights, title and interest of the Lessor in and to the Net Proceeds (if any) applicable to the Facility, with a warranty against the Lessor's own acts and that the Lessor is conveying all that it received upon purchase thereof prior to the date of such conveyance and otherwise "as is" without additional representation or warranty, but subject to any Liens created pursuant to Section 8 or otherwise requested by or expressly consented to by the Lessee.

        SECTION 15.2    Right of the Lessee to Name Designee.    In any instance in which this Lease provides that the Lessee may purchase the Facility, or the Site, as applicable, including pursuant to Article V, then the Lessee shall have the right at any time and from time to time to designate another Person as the purchaser of the Facility provided that the Lessee may not convey the Purchase Option or the Site Purchase Option itself and may not delegate its obligations in respect of the payment of the Purchase Price or the Site Purchase Price, as applicable.

        SECTION 15.3    Costs of Conveyance.    The Lessee shall pay (or cause its designee to pay) all transfer taxes, title insurance premiums, and other costs, fees and expenses incurred in connection with

14

any purchase in accordance with Article V or Article XIV, including the recordation and filing charges for the satisfaction of the Mortgage. The Lessee shall pay the reasonable out-of-pocket costs and expenses of the Lessor and Lenders in connection with such purchase (including reasonable attorneys' fees and expenses).

        SECTION 15.4    Preference Legal Opinion.    If, as of the date on which the Lessee purchases the Lessor's Interest, there is a Lease Event of Default or Bankruptcy Default then, as a condition to the closing on the Purchase Option or the Site Purchase Option, as applicable, unless waived by the Participants, the Lessee shall deliver to the Lessor an opinion of outside counsel that the closing on the Purchase Option or the Site Purchase Option, as applicable, would not constitute a preference under the Bankruptcy Code.

ARTICLE XVI
SUBLEASE

        SECTION 16.1    Subleasing Permitted; the Lessee Remains Obligated.    Provided no Lease Event of Default or Bankruptcy Default shall exist at the time a sublease is entered into, the Lessee may sublease the Facility or any portion or portions thereof with any Person (each a "Sublease") (provided, that the Lessee hereby covenants and agrees that it shall not sublease the Facility or any portion or portions thereof to any Person that is not generally meeting its obligations as they become due or is subject to a proceeding under applicable bankruptcy, solvency or reorganization laws on the date of such Sublease) in each case upon written notice to the Lessor and the Agents; provided that each of the following conditions is satisfied: (A) the obligations of the Lessee under the Lease and in the other Operative Documents shall continue in full force and effect notwithstanding such Sublease, (B) no Sublease extends beyond the Lease Term, (C) each Sublease shall expressly provide for the surrender of the Facility after termination of the Lease, (D) each Sublease is expressly subject and subordinate to this Lease. The Lessee acknowledges and agrees that Lessor's interest in this Lease has been assigned as described on the cover page hereof and (E) no Sublease (individually or in the aggregate) shall adversely affect the utility, economic useful life or residual value of the Facility or reduce the fair market value of the Facility below the Lease Balance.

ARTICLE XVII
INSPECTION

        SECTION 17.1    Inspection.    The Lessor shall have the inspection rights as set forth in the Participation Agreement.

ARTICLE XVIII
LEASE EVENTS OF DEFAULT

        SECTION 18.1    Defined.    The following events shall constitute "Lease Events of Default" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

  (a)
  the Lessee shall fail to make any payment of Base Rent when due and such failure shall continue for five days or any other amount payable by the Lessee on the Lease Term Expiration Date, Lease Balance or the Residual Value Guaranty Amount when due (for which the Lessor will notify the Lessee if such payment is not received when due, but the Lessor will have no liability to the Lessee if it fails to deliver such notice and the Lessor's failure to provide such notice shall not affect whether the same is a Lease Event of Default hereunder);

15

  (b)
  the Lessee shall fail to make payment of any amount required hereunder, other than any amount described in Section 18.1(a), and such failure shall continue for a period of 10 days after notice of such failure to the Lessee from the Lessor or the Administrative Agent;

  (c)
  an Insolvency Event with respect to the Construction Agent or the Lessee shall have occurred and be continuing;

  (d)
  the Construction Agent or the Lessee shall default in the due performance and observance of any of its obligations under Section 6.1(t) of the Participation Agreement or Section 4.1 of the Guaranty (to the extent such default is a default in the performance or observance of obligations incorporated by reference therein from Sections 5.2 or Section VI of the Revolving Credit Agreement) subject to the notice and cure periods in the Revolving Credit Agreement;

  (e)
  any representation, warranty or statement made or deemed made by the Construction Agent or the Lessee in any Operative Document, or in any statement or certificate delivered or required to be delivered pursuant thereto, shall prove to be untrue and misleading in any material respect on the date as of which made or deemed made, and (i) the circumstances rendering such representation or warranty or statement incorrect shall not be remediable or (ii) if such representation or warranty or statement is remediable and the Construction Agent or the Lessee is proceeding diligently so to remedy, shall continue unremedied for thirty days after the earlier of: (x) the date on which written notice is delivered by the Lessor or the Administrative Agent to the Construction Agent and the Lessee specifying such circumstances and demanding that they be remedied and (y) the date on which any Authorized Officer of the Construction Agent or the Lessee has actual knowledge of such incorrectness; provided, however, that if such default is capable of cure but cannot be cured by payment of money or cannot be cured by diligent efforts within such thirty day period but such diligent efforts shall be properly commenced within the cure period and the Construction Agent or the Lessee is diligently pursuing, and shall continue to pursue diligently, remedy of such failure, the cure period shall be extended for an additional period of time as may be necessary to cure, not to exceed an additional one hundred and twenty days and not to extend beyond the Lease Term Expiration Date;

  (f)
  except as otherwise permitted under the Operative Documents, any Lien granted by the Lessee pursuant to any Operative Document affecting any portion of the Facility shall, in whole or in material part, cease to be a perfected first priority security interest (other than Permitted Liens), unless such cessation shall be caused by the Administrative Agent or the Lessor;

  (g)
  the Construction Agent or the Lessee shall default in the due performance or observance by it of any term, covenant, condition or agreement on its part to be performed or observed under any Operative Document to which it is a party (not otherwise specified in this Section 18.1) and such default shall have continued unremedied for a period of at least thirty days after receipt of notice by the Construction Agent and the Lessee from either the Lessor or the Administrative Agent; provided, however, that if such default is capable of cure but cannot be cured by payment of money or cannot be cured by diligent efforts within such thirty day period but such diligent efforts shall be properly commenced within the cure period and the Construction Agent or the Lessee is diligently pursuing, and shall continue to pursue diligently, remedy of such failure, the cure period shall be extended for an additional period of time as may be necessary to cure, not to exceed an additional one hundred and twenty days and not to extend beyond the Lease Term Expiration Date;

  (h)
  the Lessee shall fail to maintain insurance required by Section 11; the Construction Agent or the Lessee shall fail to deliver the certification required by Section 6.1(b)(i) of the

16

    Participation Agreement and such failure shall continue for fifteen days after notice to the Construction Agent or the Lessee;

  (i)
  [INTENTIONALLY OMITTED];

  (j)
  one or more judgments or orders for the payment of money in the aggregate amount in excess of $10,000,000 shall be rendered against the Construction Agent, the Lessee or any of its Affiliates and such judgment or order shall continue unsatisfied or unstayed for a period of sixty days; or

  (k)
  An "event of default" shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness of the Construction Agent or any of its Subsidiaries having a principal amount, individually or in the aggregate, in excess of $10,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness.;

  (l)
  the Lease Event of Default described in the last sentence of Section 7.2 shall have occurred;

  (m)
  a Change of Control shall occur.

        SECTION 18.2    Remedies.    Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, the Lessor may (subject to Section 18.2(g) below), at its option, by notice to the Lessee declare this Lease to be in default (and, if such Lease Event of Default is described in Section 18.1(c), then this Lease shall automatically be in default and no such declaration shall be required and the terms of Section 18.2(g) shall be applicable) and do one or more of the following as the Lessor in its sole discretion shall determine:

  (a)
  the Lessor may, by notice to the Lessee, rescind or terminate this Lease as of the date specified in such notice; however, (i) no reletting, reentry or taking of possession of the Facility by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Lease Event of Default and (iii) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Facility shall be valid unless the same be made in writing and executed by the Lessor;

  (b)
  the Lessor may, by notice to the Lessee, terminate this Lease and (i) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return the Facility promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 12.1 as if the Facility were being returned at the end of the Lease Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (ii) without prejudice to any other remedy which the Lessor may have for possession of the Facility, enter upon the Facility and (to the exclusion of the Lessee) take immediate possession of the Facility and expel or remove the Lessee and any other person who may be occupying the Facility (subject to the terms of any nondisturbance agreements with the Lessor in favor of any subtenants), by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, and, in addition to the Lessor's other damages, the Lessee shall be responsible for the reasonable costs and expenses of reletting, including brokers fees and the costs of any repairs made by the Lessor. The provisions of this Section 18.2(b) shall operate as a notice to quit and shall be deemed to satisfy any other requirement or provisions of Applicable Laws which may require the Lessor to provide a notice to quit or of the Lessor's intention to re-enter the Facility and any such requirements or provisions are hereby waived by the Lessee;

17

  (c)
  the Lessor may sell all or any part of the Lessee Collateral at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or any proceeds (other than in accordance with the application of proceeds as set forth in Article X of Participation Agreement) with respect thereto (except to the extent contemplated in clause (ii) of the next succeeding sentence if the Lessor shall elect to exercise its rights thereunder and as otherwise provided in the Operative Documents), in which event the Lessee's obligation to pay Base Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be (except to the extent that Base Rent is to be included in computations under Section 18.2(d) if the Lessor shall elect to exercise its rights thereunder). If the Lessor shall have sold all of the Lessee Collateral pursuant to the above terms of this Section 18.2(c), the Lessor, in lieu of exercising its rights under Section 18.2(d), may, if it shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the liquidated damages described below represent a reasonable approximation of such amount), in lieu of Base Rent due for periods commencing after such date of sale, an amount equal to the excess (if any) of (i) the Purchase Price, computed as of such date of sale, over (ii) the net proceeds of such sale;

  (d)
  the Lessor may hold, keep idle or lease to others all or any part of the Facility as the Lessor in its sole discretion may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect to such action or inaction, except that the Lessee's obligation to pay Base Rent from and after the occurrence of a Lease Event of Default shall be reduced by the net proceeds, if any, received by the Lessor from leasing the Facility to any Person, or allowing any Person (other than the Lessee) to use the Facility for the same periods or any portion thereof;

  (e)
  the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under Section 18.2(b) or (d), but only if the Facility has not been sold under Section 18.2(c), demand, by written notice to the Lessee specifying a date (the "Final Payment Date") not earlier than 10 days after the date of such notice, that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the Final Payment Date, as liquidated damages for loss of a bargain and not as a penalty and in consideration of the transfer of the Facility (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount), an amount equal to the Purchase Price, whereupon the Facility is conveyed to the Lessee by grant deed free and clear of all the Lessor's Liens and the Lien of the Mortgage and the other Operative Documents;

  (f)
  the Lessor may retain and apply against the Lessor's damages all sums which the Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Lease; or

  (g)
  the Lessor may exercise any other right or remedy that may be available to it under Applicable Laws or in equity, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period or periods with respect to which rent shall have accrued, and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period, or the Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term.

18

  (h)
  Upon the occurrence of the Lease Event of Default described in Section 18.1(c), whether or not another Lease Event of Default described in one or more other clauses of Section 18.1 shall have been or thereafter is declared, this Lease shall terminate immediately without notice and the Lessee shall immediately pay to Administrative Agent, on behalf of the Lessor, as and for liquidated damages, an amount equal to the Lease Balance, together with all Supplemental Rent payable under the Operative Documents whereupon the Facility is conveyed to the Lessee by special warranty deed free and clear of all the Lessor's Liens and the Lien of the Mortgage and the other Operative Documents.

  (i)
  Notwithstanding anything to the contrary set forth herein, upon the occurrence of a Lease Event of Default, the Lessor shall not reenter, take possession, foreclose, or sell the Facility until the Purchase Option or Site Purchase Option, as applicable, shall have terminated in accordance with Section 5.1(d).

        SECTION 18.3    Proceeds of Sale; Deficiency.    All payments received and amounts held or realized by the Lessor at any time when a Lease Event of Default shall have occurred and be continuing and after the Lease Balance or the Purchase Price shall have been accelerated pursuant to this Lease, as well as all payments or amounts then held or thereafter received by the Lessor, shall be distributed forthwith upon receipt by the Administrative Agent in accordance with Article X of the Participation Agreement.

        SECTION 18.4    Grant and Foreclosure on the Lessee's Estate.    Without limiting any other remedies set forth in this Lease, the following shall apply:

  (a)
  The Lessor and the Lessee agree that if a Lease Event of Default shall have occurred and be continuing, the Lessor may proceed by a suit or suits in equity or at law or otherwise, whether for a foreclosure hereunder as against all or any part of the Lessee's interests in the Facility or for the sale of such interest under the judgment or decree of a court of competent jurisdiction, or against the Lessee on a recourse basis for the Lease Balance and all other amounts due from the Lessee hereunder, or for the specific performance granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Lessee Collateral, or for the enforcement of any other appropriate legal or equitable remedy, and at any sale of the Lessee's interest in the Facility, whether pursuant to power of sale, foreclosure or otherwise, the Lessor may become the purchaser of such interest or any part thereof, and in such case for the purpose of making settlement for or payment of the purchase price, shall be entitled to offset any claims for the indebtedness hereunder and under the Operative Documents in order that they may be credited as paid on the purchase price, and the Lessor shall be entitled to recover all costs incident to such proceedings, including attorneys' fees and expenses in such amounts as may be fixed by the court. Upon any such purchase, such purchaser shall acquire good title to the Facility, free of the Lien of this Lease and free of all rights of redemption in favor of the Lessee.

  (b)
  This Lease and the other Operative Documents will be deemed given to secure not only the Lease Balance, accrued Rent and all other sums due hereunder, but also future advances made by the Lessor to protect the Lessee Collateral in connection with the transactions contemplated by the Operative Documents, whether such advances are obligatory or to be made at the option of the Lessor or otherwise to the same extent as if such future advances were made on the Lease Commencement Date. To the fullest extent permitted by law, the Lien of this instrument shall be valid as to all such sums due hereunder, including all future advances, from the time this instrument is executed.

  (c)
  Without in any way limiting or restricting any of the Lessor's rights, remedies, powers and authorities under this instrument, and in addition to all of such rights, remedies, powers, and authorities, if a Lease Event of Default shall have occurred and be continuing, the Lessor

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    shall also have and may exercise any and all rights, remedies, powers and authorities under Applicable Laws upon default in the payment of the Lease Balance, accrued Rent and all other sums due hereunder, including, any right or remedy available to it as a secured party under the UCC. Promptly upon the Lessor's request, to the extent any portion of the Lessee Collateral constitutes property subject to the UCC, the Lessor at its option, may give the Lessee notice of the time and place of any public sale of any such property, or of the date after which any private sale or other disposition thereof is to be made, by sending notice by registered or certified first class mail, postage prepaid, to the Lessee at least 10 days before the time of such sale or other disposition. If any notice of any proposed sale, assignment or transfer by the Lessor of any portion of the Lessee Collateral or any interest therein is required by law, the Lessee conclusively agrees that 15 days notice to the Lessee of the date, time and place (and, in the case of a private sale, the terms) thereof is reasonable. Without limiting the generality of the foregoing, all expenses incurred by the Lessor to the extent reimbursable under the UCC, whether incurred before or after any decree or judgment of foreclosure, and whether or not enumerated in any other provision of this instrument, shall be added to the indebtedness secured by this instrument and by the judgment of foreclosure.

  (d)
  The Lessee, for itself and on behalf of all Persons now or hereafter interested in the Lessee Collateral, voluntarily and knowingly hereby waives to the fullest extent permitted by applicable law any and all right to reinstatement or redemption and any and all other rights under all present and future appraisement, homestead, moratorium, valuation, exemption, stay, extension, and redemption statutes, laws or equities now or hereafter existing and all rights or marshalling in the event of any sale of the Lessee Collateral or any part hereof or interest therein, and hereby further waives the pleading of any statute of limitations as a defense to any and all indebtedness secured by this instrument, and the Lessee agrees that no defense, claim or right based on any thereof will be asserted, or may be enforced, in any action enforcing or relating to this instrument. Without limiting the generality of the preceding sentence, the Lessee, for itself and on behalf of each and every Person acquiring any interest in or title to the Lessee Collateral subsequent to the date of this instrument, hereby irrevocably waives any and all rights of reinstatement or redemption from sale under any order, judgment or decree of foreclosure of this instrument or under any power contained herein or under any sale pursuant to any statute, order, judgment or decree of foreclosure of any court.

        SECTION 18.5    Receipt of a Sufficient Discharge to Purchaser.    Upon any sale of the Lessee Collateral, or any part thereof or interest therein, whether pursuant to power of sale, foreclosure or otherwise, the receipt of the Lessor or the officer making the sale under judicial proceedings shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.

        SECTION 18.6    Sale a Bar Against the Lessee.    Any sale of the Lessee Collateral, or any part thereof or interest therein, under or by virtue of this instrument, whether pursuant to a power of sale, foreclosure or otherwise, shall forever be a bar against the Lessee.

        SECTION 18.7    Liabilities to Become Due on Sale.    Upon any sale of the Lessee Collateral, or any portion thereof or interest therein, by reason of the Lessor's exercise of any remedy under or by virtue of this Lease or any other Operative Document, whether pursuant to power of sale, foreclosure or other remedy available at law or in equity or by statute or otherwise, at the option of the Lessor, if the Lease Balance shall not have been previously declared due and payable, the Purchase Price shall immediately become due and payable.

        SECTION 18.8    Provisions Subject to Applicable Law.    All rights, powers and remedies provided in this instrument may be exercised only to the extent that such exercise does not violate any

20

Applicable Law, and are intended to be limited to the extent necessary in order not to render this instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law. If any term of this instrument or any application thereof shall be invalid or unenforceable, the remainder of this instrument and any other application of such term shall not be affected thereby.

        SECTION 18.9    Survival of the Lessee's Obligations.    No repossession of the Facility or exercise of any remedy under Section 18.2, including termination of this Lease, shall, except as specifically provided therein, relieve the Lessee of any of its liabilities and obligations hereunder, including the obligation to pay Base Rent. In addition, except as specifically provided therein, the Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other costs and expenses incurred by the Lessor and the Administrative Agent by reason of the occurrence of any Lease Event of Default or the exercise of the Lessor's remedies with respect thereto, and including all costs and expenses (excluding internal in-house costs of the Participants' counsel) incurred in connection with the return of the Facility in the manner and condition required by, and otherwise in accordance with the provisions of, Article XII as if the Facility were being returned at the end of the Lease Term. At any sale of the Facility or any part thereof or any other rights pursuant to Section 18.2, the Lessor or the Administrative Agent may bid for and purchase such property.

        SECTION 18.10    Remedies Cumulative; No Waiver; Consents.    To the extent permitted by, and subject to the mandatory requirements of, Applicable Laws, each and every right, power and remedy herein specifically given to the Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Lessee or to be an acquiescence therein. The Lessor's consent to any request made by the Lessee shall not be deemed to constitute or preclude the necessity for obtaining the Lessor's consent, in the future, to all similar requests. No express or implied waiver by the Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default.

        SECTION 18.11    Right to Perform the Lessee's Obligations.    If a Lease Event of Default shall have occurred and be continuing, the Lessor may perform or comply with such agreement, and the Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of payment required to be made by the Lessee hereunder and made by the Lessor on behalf of the Lessee, and the reasonable out-of-pocket costs and expenses of the Lessor (including reasonable attorneys' fees and expenses) incurred in connection with the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by the Lessee to the Lessor upon demand.

ARTICLE XIX
HOLDING OVER

        SECTION 19.1    Holding Over.    If the Lessee shall for any reason remain in possession of the Facility after the expiration or earlier termination of this Lease (unless such Facility is conveyed to the Lessee), such possession shall be as a tenancy at sufferance during which time the Lessee shall continue to pay Supplemental Rent that would be payable by the Lessee hereunder were the Lease then in full force and effect with respect to such Facility and the Lessee shall continue to pay Base

21

Rent in an amount equal to 150% of the Base Rent that would have been payable had the Lease not terminated or expired for each month or portion thereof after expiration of the Lease. Such Base Rent shall be payable from time to time upon demand by the Lessor. During any period of tenancy at sufferance, the Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue its occupancy and use of such Facility. Nothing contained in this Article XIX shall constitute the consent, express or implied, of the Lessor to the holding over of the Lessee after the expiration or earlier termination of this Lease as to the Facility (unless such Facility is conveyed to the Lessee) and nothing contained herein shall be read or construed as preventing the Lessor from maintaining a suit for possession of such Facility or exercising any other remedy available to the Lessor at law or in equity.

ARTICLE XX
GRANT OF SECURITY INTEREST

        SECTION 20.1    Grant of Lien.    Title to the Facility shall remain in the Lessor, as security for the obligations of the Lessee under this Lease and the other Operative Documents, and the Lessee hereby assigns, grants, pledges, mortgages and warrants to the Lessor, as secured party, for the benefit of the Lessor and its permitted transferees and assignees a Lien in the Lessee Collateral to secure the payment and performance of all obligations of the Lessee now or hereafter existing under this Lease or any other Operative Document, until such time as the Lessee shall have fulfilled all of its obligations under the Operative Documents. Upon the Lessee's request, the Lessor shall at such time as all of the obligations (other than any contingent obligations) of the Lessee under this Lease and the other Operative Documents have been paid or performed in full, execute and deliver termination statements and other appropriate documentation presented to it in final execution form and reasonably requested by the Lessee, all at the Lessee's expense, to evidence the Lessor's release of its Lien. The Lessee, at its expense, shall execute, acknowledge and deliver all such instruments and take all such actions as the Lessor may request from time to time in order to further effectuate the terms of this Lease, to carry out the terms hereof, or to better assure and confirm the rights, powers and remedies of the Lessor hereunder.

        SECTION 20.2    Assignment of Leases and Rents.    The assignment and grant of the Lien contained in Section 20.1 above shall constitute an absolute, present and irrevocable assignment and grant of the subleases, rents, income, proceeds and benefits of the Facility; provided that so long as no Lease Event of Default has occurred and is continuing, the Lessor hereby grants permission to the Lessee to collect, receive and apply such rents, income, proceeds and benefits as they become due and payable, but not in advance thereof, and in accordance with all of the other terms, conditions and provisions hereof and of the leases, contracts, agreements and other instruments with respect to which such payments are made or such other benefits are conferred. Upon the occurrence of a Lease Event of Default, such permission shall terminate immediately and automatically, without notice to the Lessee or any other Person. Such assignment shall be fully effective without any further action on the part of the Lessee or the Lessor and, upon the occurrence and during the continuance of a Lease Event of Default hereunder, at the Lessor's option, the Lessor shall be entitled to collect, receive and apply all rents, income, proceeds and benefits from the Lessor's Interest, including all right, title and interest of the Lessee in any escrowed sums or deposits or any portion thereof or interest therein, whether or not the Lessor takes possession of the Lessee Collateral or any part thereof. The Lessee further grants to the Lessor the right, at the Lessor's option, upon the occurrence and during the continuance of a Lease Event of Default hereunder:

  (a)
  to enter upon and take possession of the Facility for the purpose of collecting said rents, income, proceeds and other benefits;

  (b)
  to dispossess by the customary summary proceedings any tenant, purchaser or other Person;

22

  (c)
  to let or convey the Facility or any portion thereof or any interest therein;

  (d)
  to apply such rents, income, proceeds and other benefits, after the payment of all necessary fees, charges and expenses, on account of the liabilities secured by this instrument in accordance with Section 18.3.

ARTICLE XXI
COVENANTS OF THE LESSEE

        SECTION 21.1    Assumption Upon Merger, Etc.    If the Lessee shall consolidate with or merge into any other Person or sell, convey, transfer or lease all or substantially all its assets, then the Person (if other than the Lessee) formed by such consolidation or into which the Lessee shall be merged or the Person that shall acquire by sale, conveyance, transfer or lease all or substantially all the assets of the Lessee shall assume in writing all of the obligations of the Lessee under the Operative Documents to which the Lessee is a party. No such consolidation, merger or transfer of assets shall occur unless permitted by Section 6.1(u) of the Participation Agreement and the Lessor, the Administrative Agent and the Participants have received a legal opinion of independent counsel to the surviving entity in respect of the assumption agreement in form and substance reasonably satisfactory to the Lessor and the Administrative Agent. Upon any such consolidation or merger, or any sale, conveyance, transfer or lease of substantially all the assets of the Lessee in accordance with this Article XXI, the successor Person formed by such consolidation or into which the Lessee shall be merged or to which such sale, conveyance, transfer or lease shall be made shall succeed to, and be substituted for, and may exercise every right and power of, the Lessee under this Lease and the other Operative Documents to which the Lessee is a party.

ARTICLE XXII
COVENANTS OF THE LESSOR

        SECTION 22.1    Quiet Enjoyment.    The Lessor covenants that it will not interfere in the Lessee's right to peaceably and quietly hold, possess and use the Facility hereunder during the Lease Term, so long as no Lease Event of Default has occurred and is continuing.

ARTICLE XXIII
MISCELLANEOUS

        SECTION 23.1    Binding Effect; Successors and Assigns.    The terms and provisions of this Lease, and the respective rights and obligations hereunder of the Lessor and the Lessee, shall be binding upon their respective successors, legal representatives and assigns (including, in the case of the Lessor, any Person to whom the Lessor may transfer the Lessor's Interests or any interest therein) and inure to the benefit of their respective permitted successors and assigns.

        SECTION 23.2    Notices.    All notices, consents, directions, approvals, instructions, requests, demands or other communications to or upon the respective parties hereto shall be given in writing in the manner provided in, shall be sent to the respective addresses set forth in, and the effectiveness thereof shall be governed by the provisions of Section 12.3 of the Participation Agreement.

        SECTION 23.3    Severability.    Any provision of this Lease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 23.4    Amendments.    Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except in accordance with Section 12.5 of the

23

Participation Agreement. This Lease and the other Operative Documents are intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in this Lease and in the other Operative Documents.

        SECTION 23.5    Headings, etc.    The table of contents and headings of the various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

        SECTION 23.6    Counterparts; Notice.    This Lease may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Lease will be simultaneously executed in multiple counterparts, each of which, when so executed and delivered, shall constitute original, fully enforceable counterparts for all purposes except that only the counterpart stamped or marked "COUNTERPART NUMBER ONE" shall constitute to the extent applcabable, if any, "chattel paper" or other "collateral" within the meaning of the Uniform Commercial code in effect in any jurisdiction. The Administrative agent or (if no Loans are outstanding) the Lessor shall be the sole authorized holder of COUNTERPART NUMBER ONE. The Lessee and the Lessor agree that a memorandum of this Lease shall be executed and recorded in the Official Records of Riverside County, California.

        SECTION 23.7    Governing Law.    This Lease shall in all respects be governed by, and construed in accordance with, the laws of the State of California applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance.

        SECTION 23.8    Apportionments.    Upon any termination of this Lease (other than a termination resulting in delivery of the Lessor's Interests then subject to this Lease to the Lessee), except as otherwise set forth herein, there shall be apportioned, as of the date of such termination, all rents (including water or sewer rents), real estate taxes, municipal assessments, or other charges payable with respect to the Facility.

        SECTION 23.9    Priority.    If a Lease Event of Default shall occur, this Lease shall be subject and subordinate to the Mortgage.

        SECTION 23.10    No Joint Venture.    Any intention to create a joint venture or partnership relation between the Lessor and the Lessee is hereby expressly disclaimed.

        SECTION 23.11    No Accord and Satisfaction.    The acceptance by the Lessor of any sums from the Lessee (whether as Base Rent or otherwise) in amounts which are less than the amounts due and payable by the Lessee hereunder is not intended, nor shall it be construed, to constitute an accord and satisfaction of any dispute between such parties regarding sums due and payable by the Lessee hereunder, unless the Lessor specifically acknowledges it as such in writing.

        SECTION 23.12    No Merger.    There shall be no merger of this Lease or of the estate hereby with the fee or any other estate or interest or ownership interest in the Facility or any part thereof by reason of the fact that the same Person may acquire or own or hold, directly or indirectly, (a) this Lease or any estate created hereby or any interest in this Lease or in any such estate, (b) the fee estate or other estate or interest or ownership interest in the Facility or any part thereof, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) a beneficial interest in the Lessor.

24

        SECTION 23.13    Lessor Bankruptcy.    The parties hereto agree that if the Lessee elects to remain in possession of the Facility after the rejection of the Lease by the Lessor under Section 365(h) of the Bankruptcy Code all of the terms and provisions of this Lease shall be effective during such period of possession by the Lessee, including the Lessee's Purchase Option and Site Purchase Option, even if the Lessor becomes subject to a case or proceeding under the Bankruptcy Code prior to the exercise by the Lessee of such purchase rights.

        SECTION 23.14    Abandonment.    The Lessee shall not abandon the Facility during the Lease Term.

        SECTION 23.15    Investments.    Any funds held by the Lessor as security for the Lessee's performance of its obligations hereunder shall, until paid to the Lessee or otherwise applied in accordance herewith, be invested by the Lessor in Cash Equivalents as selected by the Lessee. Any gain (including interest received) realized as a result of any such investment (net of any fees, commissions, Taxes and other expenses, if any, incurred in connection with such investment) shall be retained with, and distributed and re-invested in the same manner, as the original security amount. Provided the Lessor invests such funds in accordance with the preceding sentence, the Lessor shall have no liability for any losses arising from any such investments or reinvestments.

        SECTION 23.16    Further Assurances.    The Lessor and the Lessee, at the cost and expense of the requesting party, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as any of the others reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Lease. The Lessee, at its own cost and expense, will cause all financing statements, fixture filings and other documents to be recorded or filed at such places and times and in such manner, and will take all such other actions or cause such actions to be taken, as may be necessary or as may be reasonably requested by the Lessor in order to preserve and protect the title of the Lessor to the Facility and the Lessor's rights under this Lease.

        SECTION 23.17    Non-recourse.    The Lessee shall look only to the Lessor's Interests and other rights, if any, in the Facility for the satisfaction of the Lessee's remedies if there is a default by the Lessor hereunder, and no other property or assets of the Lessor or its partners, owners or principals, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of the Lessee's remedies under or with respect to (a) this Lease, (b) the relationship of the Lessor and the Lessee hereunder or under Applicable Laws, (c) the Lessee's use or occupancy of the Facility or (d) any other liability of the Lessor to the Lessee. Nothing in the immediately preceding sentence shall in any way affect, impair or detract from (i) the Lessee's "net lease" obligations hereunder as provided in Section 4.1 or (ii) the duties and obligations under the Participation Agreement and other Operative Documents of the Participants and other parties to the Operative Documents.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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        IN WITNESS WHEREOF, the Lessor and the Lessee have duly authorized, executed and delivered this Lease as of the date first hereinabove set forth.

ROSS STATUTORY TRUST 2001A, as the Lessor
By:	WELLS FARGO BANK NORTHWEST, N.A., not in its individual capacity, but solely as trustee
By:	/s/ ROBERT L. REYNOLDS Name: Robert L. Reynolds Title: Vice President
ROSS DISTRIBUTION, INC., as the Lessee,
By:	/s/ J. CALL Name: John G. Call Title: Chief Financial Officer

26

Schedule 11.1

Insurance

Part A

A.    Insurance By the Lessee and Construction Agent:    During the Construction Period and Lease Term, the Lessee or Construction Agent, as applicable, shall maintain insurance as follows:

I.
General Liability Insurance or Third Party Personal Injury, Bodily Injury, and Property Damage Liability written on an occurrence basis against claims filed anywhere in the world and occurring in the United States and arising out of the Lessee's, the Construction Agent's, General Contractor's, sub-contractor's of any tier, and all vendors and agents of the Lessee. Such insurance shall also provide coverage for products-completed operations (which coverage shall remain in effect for a period of at least 3 years following the Construction Period Termination Date). Coverage must also include Premises Operations (including X/C/U coverage); Independent Contractors' coverage; Contractual Liability coverage including provision for the Contractor's obligation under the Construction Agreement. Limits shall be no less than the following: General Aggregate, $1,000,000, per location; Products/Completed Ops, $1,000,000; Personal/Advertising Aggregate, $1,000,000; Each Occurrence Limit $1,000,000;

II.
Workers Compensation: Providing statutory coverage required by the Workers Compensation laws of the state of California, with Employers Liability limits per insured of $100,000 Bodily Injury each accident; $100,000 Bodily Injury by disease, each employee; $500,000 Bodily Injury by Disease policy limit. Policies shall include Stop Gap and Voluntary Coverage.

III.
Automobile Liability Insurance: For the Lessee's, Construction Agent's, General Contractors' and subcontractors' liability arising out of claims for bodily injury and property damage covering all owned (if any), leased (if any), non-owned and hired vehicles used in the performance of the Construction Agent's obligations under Construction Agreement with a $1,000,000 combined single limit per accident for bodily injury and property damage and containing appropriate no-fault insurance provisions wherever applicable. A maximum deductible or self-insured retention of $10,000 per occurrence shall be allowed.

V.
Umbrella or Excess Liability Insurance: Umbrella or excess liability insurance on an occurrence basis covering claims in excess of the underlying insurance described in the foregoing subsections (1) and (2), with a $50,000,000 minimum limit per occurrence, such insurance shall contain a provision that it will not be more restrictive that the primary insurance.

        The amounts of insurance required in the foregoing sections may be satisfied by the Construction Agent purchasing coverage in the amounts specified or by any combination of primary and excess insurance, so long as the total amount of insurance meets the requirements specified above.

PART B

        During the Construction Period the Construction Agent shall maintain insurance as follows:

        Construction Agent will maintain and require all contractors and subcontractors working on the project to maintain insurance as specified in PART A, I, II, III, and IV, unless otherwise indicated below, which coverage may be placed under an Owner or Contractor Controlled Insurance Policy (OCIP or CCIP), or through policies carried by the individual contractors. The insurance required by this Schedule 2.6(f) shall be written for not less than the limits specified, or greater if required by law provided, however, that in no event shall limits and terms of insurance be less than those listed without the express consent of the Administrative Agent.

        Coverage must be written on an occurrence basis and maintained without interruption from date of commencement of the Construction until termination of the Construction Agency Agreement except for completed operations coverage which must be maintained for 3 years after Substantial Completion.

        The insurance required of contractors and subcontractors under this section shall be maintained with an insurance company or companies with an A.M. Best Rating of A- X or better and authorized to transact business in the State of California. Each policy shall be endorsed to indicate that it is primary as respects the Lessor, Owner Trustee, and Administrative Agent and Participants, with no right of contribution with any other insurance available to them, and shall not be subject to reduction of coverage as to the Lessor, Owner Trustee or Administrative Agent or the Participants by reason of any claim asserted against the Contractor or Subcontractor.

        Deductibles under such programs may not exceed $250,000 under an OCIP or CCIP, or $10,000 for traditionally placed insurance per occurrence. In the event that an OCIP is placed, the maximum deductible established under the program shall be pre-funded by the Construction Agent through additional premium payments.

        Builder's Risk Property Insurance

        Builder's Risk Insurance on an "all risk" basis in the amount no less than the higher of the full replacement value (exclusive of land) at completion or Lease Balance, with endorsements for contingent liability from operation of building laws, increased cost of construction and demolition due to the operation of building laws, with no co-insurance provisions, and with no right of contribution from any insurance policies carried by the Lessor or any of the financing parties. Insured perils must include but are not limited to vandalism, malicious mischief, sprinkler leakage, terrorism, earth movement (including but not limited to earthquake, landslide, subsidence and volcanic eruption), wind, flood, boiler and machinery accidents, and other perils normally included within the definition of extended coverage.

        Property Covered:    The builder's risk insurance shall provide coverage for (i) the buildings, all fixtures, materials, supplies, (ii) new underground works, sidewalks, paving, site works and excavation works and landscaping, (iii) the Improvements, (iv) property of others in the care, custody or control of the Construction Agent or of General Contractor, (v) all preliminary works and temporary works, (vi) foundations and other property below the surface of the ground, and (vii) electronic equipment and media. Also, all materials and supplies at other locations awaiting installation or in transit to the project site;

        Prohibited Exclusions:    The builder's risk policy shall not contain any (i) coinsurance provisions or (ii) exclusion for loss or damage resulting from freezing or mechanical breakdown.

        Sum Insured:    The builder's risk policy shall (i) be on a completed value form, with no periodic reporting requirements, (ii) insure the higher of 100% of the full replacement value of the Facility, (ii) Lease Balance, and, (iii) value losses at replacement cost, without deduction for physical depreciation or obsolescence including custom duties, taxes and fees (if rebuilt or repaired).

        Deductible:    The builder's risk insurance shall have no deductible greater than $50,000 per occurrence for all coverage, so long as the maximum deductible shall be pre-funded by the Construction Agent through additional premium payments or $10,000 per occurrence in all other circumstances.

        Delayed Startup Insurance, other Costs:    Delayed startup coverage for attorney's fees, engineering, architectural and other consulting costs, loss of rental income, Construction Period Interest, Construction Period Yield, Construction Period Fees and other fixed expenses of the Construction Agent arising out of a delay in completion of the Outside Completion Date due to a peril insured by the builder's risk policy required above, in an amount acceptable to Lessor.

PART C

        During the Lease Term, Lessee shall maintain insurance as follows:

        Property Insurance:

    Lessee shall keep the Property insured on an all-risk basis against physical loss or damage by fire and all other risks, including without limitation, flood, earthquake and windstorm, in amounts no less than the Termination Value for the property and on terms that (i) are no less favorable than insurance covering other similar properties owned by the Lessee, (ii) with no co-insurance provisions; (iii) with no exclusions for vandalism, malicious mischief, sprinkler leakage, or acts of hostile groups. The Lessee shall further procure and carry business interruption insurance in an amount sufficient to provide for the payment of Rent as and when due upon the occurrence and during the continuation of any interruption of the Lessee's business, whether relating to the Facility or otherwise. Boiler and Machinery Coverage shall be procured either by endorsement to the property policy or under a separate placement.

        Such insurance and Builder's Risk Insurance shall (a) have an indemnity period not less than 12 months, (b) include an interim payments (or partial payment) clause allowing for the monthly payment of a claim pending final determination of the full claim amount, (c) cover loss sustained when access to the Site is prevented due to an insured peril at premises in the vicinity of the Site, (d) cover loss sustained due to the action of a public authority preventing access to the Site due to imminent or actual loss or destruction arising from an insured peril at premises in the vicinity of the Site, (e) insure loss caused by damage to finished equipment or machinery while awaiting shipment at a supplier's premises, (f) insure loss caused by damage or mechanical breakdown to construction plant and equipment at the Site not already insured, (g) not contain any form of a coinsurance provision or include a waiver of such provision and (h) cover loss sustained due to the accidental interruption or failure of supplies of electricity, gas, sewers, water or telecommunication up to the terminal point of the utility supplier with the Site.

PART D

CONDITIONS

        All policies of liability insurance required to be maintained by the Lessee and Construction Agent under the Operative Documents shall be endorsed as follows:

  •
  All insurance policies shall be placed with responsible insurance companies authorized to do business in Connecticut (if so required by law or regulation) with (i) an A.M. Best Insurance Reports rating of "A" (X) or better, (ii) and a Standard & Poor's financial strength rating of "BBB+" or higher (iii) or other companies acceptable to the Lessor

  •
  To name the Lessor, the Participants and the Agents as additional insureds;

  •
  To provide a severability of interests and cross liability exclusion clause;

  •
  That the insurance shall be primary and not excess to or contributing with any insurance or self-insurance maintained by the Lessor, Participants, or Agents.

  •
  To provide a waiver of subrogation in favor of the Lessor, Agent, Owner Trustee and all Participants. The Construction Agent hereby waives any and every claim for recovery from the Lessor for any and all loss or damage covered by any of the insurance policies to be maintained under this Agreement to the extent that such loss or damage is recovered under any such policy. Inasmuch as the foregoing waiver will preclude the assignment of any such claim to the extent of such recovery, by subrogation (or otherwise), to an insurance company (or other person), the Construction Agent shall give written notice of the terms of such waiver to each insurance company which has issued, or which may issue in the future, any such policy of insurance (if such notice is required by the insurance policy) and shall cause each such insurance policy to be properly endorsed by the issuer thereof to, or to otherwise contain one or more provisions that, prevent the invalidation of the insurance coverage provided thereby by reason of such waiver.

  •
  Loss Notification: The Construction Agent shall promptly notify the Collateral Agent of any single loss or event likely to give rise to a claim against an insurer for an amount in excess of $5,000,000 covered by any insurance maintained pursuant to this Agreement.

  •
  Payment of Loss Proceeds: All policies of insurance required to be maintained pursuant to Part B and Part C, shall provide that the proceeds of such policies shall be payable solely to the Administrative Agent.

  •
  Loss Adjustment and Settlement: A loss under any insurance required to be carried under Part B and Part C, shall be adjusted with the insurance companies, including the filing in a timely manner of appropriate proceedings, by the Construction Agent, subject to the approval of the Lessor if such loss is in excess of $5,000,000. In addition the Construction Agent may in its reasonable judgment consent to the settlement of any loss, provided that in the event that the amount of the loss exceeds $5,000,000 the terms of such settlement is concurred with by the Administrative Agent.

  •
  Policy Cancellation, Non-Renewal, or Material Reduction and Change: All policies of insurance required to be maintained pursuant to this Schedule 2.6(f) shall be endorsed so that if at any time should they be not renewed, canceled, coverage be reduced (by any party including the insured) which affects the interests of the Lessor or the Administrative Agent, such non-renewal cancellation or reduction shall not be effective as to the Lessor for 30 days, except for non-payment of premium which shall be for 10 days, after receipt by the Administrative Agent of written notice from such insurer of such cancellation or reduction.

        Miscellaneous Policy Provisions:    All policies of insurance required to be maintained pursuant to Part B and Part C, shall (i) not include any annual or term aggregate limits of liability except as regards the insurance applicable to the perils of flood and earth movement and pollutant clean up of land and water at the Site, (ii) shall include the Lessor and the Participants as additional insureds and the Administrative Agent as sole loss payee, and (iii) include a clause requiring the insurer to make final payment on any claim within 30 days after the submission of proof of loss and its acceptance by the insurer.

        Separation of Interests:    All policies (other than in respect to liability or workers compensation insurance) shall insure the interests of the Lessor and the Administrative Agent regardless of any breach or violation by the Construction Agent or any other party of warranties, declarations or conditions contained in such policies, any action or inaction of the Construction Agent or others.

        Acceptable Policy Terms and Conditions:    All policies of insurance required to be maintained pursuant to this Agreement shall contain terms and conditions acceptable to the Lessor.

        Waiver of Subrogation:    All policies of insurance to be maintained by the provisions of this Agreement shall provide for waivers of subrogation in favor of the Lessor.

        Evidence of Insurance:    On the Initial Advancement Date and at least 10 days prior to each policy anniversary, the Construction Agent shall furnish the Lessor with (1) certificates of insurance or binders, in a form reasonably acceptable to the Administrative Agent, evidencing all of the insurance required by the provisions of this Agreement and (2) a schedule of the insurance policies held by or for the benefit of the Construction Agent and required to be in force by the provisions of this Agreement. Such certificates of insurance/binders shall be executed by each insurer or by an authorized representative of each insurer where it is not practical for such insurer to execute the certificate itself. Such certificates of insurance/binders shall identify underwriters, the type of insurance, the insurance limits and the policy term and shall specifically list the special provisions enumerated for such insurance required by this Agreement. Upon request, the Construction Agent will promptly furnish the Lessor with copies of all insurance policies, binders and cover notes or other evidence of such insurance relating to the insurance required to be maintained by the Construction Agent. The schedule of insurance shall include the name of the insurance company, policy number, type of insurance, major limits of liability and expiration date of the insurance policies.

        Reports:    Concurrently with the furnishing of the certification referred to in the paragraph above, the Construction Agent shall furnish the Lessor with a report of an independent broker, signed by an officer of the broker, stating that in the opinion of such broker, the insurance then carried or to be renewed is in accordance with the terms of this Schedule and attaching an updated copy of the schedule of insurance required by part (2) of the preceding paragraph. In addition the Construction Agent will advise the Lessor in writing promptly of any default in the payment of any premium and of any other act or omission on the part of the Construction Agent which may invalidate or render unenforceable, in whole or in part, any insurance being maintained by the Construction Agent pursuant to this Agreement.

        No Duty of Agent to Verify or Review:    No provision of this Agreement shall impose on the Lessor or the Administrative Agent any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by the Construction Agent, nor shall the Lessor or the Administrative Agent be responsible for any representations or warranties made by or on behalf of the Construction Agent to any insurance company or underwriter. Any failure on the part of the Lessor or the Administrative Agent to pursue or obtain the evidence of insurance required by this Agreement from the Construction Agent and/or failure of the Lessor or the Administrative Agent to point out any non-compliance of such evidence of insurance shall not constitute a waiver of any of the insurance requirements in this Agreement.

PART E

        Notwithstanding the foregoing, prior to the commencement of Construction on the Site, the Construction Agent will only be required to maintain insurance that complies with Part A, I and II.

PARTICIPATION AGREEMENT

dated as of December 17, 2001

among

ROSS DISTRIBUTION, INC.
as Lessee and ROSS STORES, INC.,
as the Construction Agent,

ROSS STATUTORY TRUST 2001A,
as Lessor,

WELLS FARGO BANK
NORTHWEST, N.A.
not in its individual capacity except as
specifically set forth herein, but solely as Trustee,

BANCBOSTON LEASING INVESTMENTS INC. and
FIRST UNION NATIONAL BANK,
as the Investors,

BREEDS HILL CAPITAL COMPANY, LLC
as the Conduit Loan Lender,

FLEET NATIONAL BANK and
FIRST UNION NATIONAL BANK,
as the Liquidity Providers

FIRST UNION NATIONAL BANK,
as the B Lender,

and

FLEET NATIONAL BANK,
as Administrative Agent, Collateral Agent and Liquidity Agent

FLEET NATIONAL BANK and FIRST UNION NATIONAL BANK

as Co-Lead Arrangers

i

ii

iii

        THIS PARTICIPATION AGREEMENT is dated as of December 17, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Participation Agreement"), and is among: ROSS DISTRIBUTION, INC., a California corporation (the "Lessee"), ROSS STORES INC., a Delaware corporation, in its capacity as the construction agent (the "Construction Agent"); ROSS STATUTORY TRUST 2001A, a Connecticut statutory business trust (the "Trust"), as Lessor; WELLS FARGO BANK NORTHWEST, N.A. (the "Trust Company"), not in its individual capacity except as specifically set forth herein, but solely as Trustee; BANCBOSTON LEASING INVESTMENTS INC., a Delaware corporation ("BLII") and FIRST UNION NATIONAL BANK, a national banking association ("FUI"; together with BLII, individually referred to as an "Investor", and collectively referred to as the "Investors"); BREEDS HILL CAPITAL COMPANY, LLC, a Delaware limited liability company (the "Conduit Loan Lender"); FLEET NATIONAL BANK, a national banking association ("FNB") and FIRST UNION NATIONAL BANK ("First Union"), as Liquidity Providers (the "Liquidity Providers"), First Union as a B Lender (the "B Lender"); and FNB, as Administrative Agent, Collateral Agent and Liquidity Agent.

W I T N E S S E T H:

        WHEREAS, the Investors have entered into the Trust Agreement with the Trust Company, pursuant to which the Trust Company will serve as Trustee of the Trust;

        WHEREAS, the Trust will become the owner of the fee simple interest in the Site;

        WHEREAS, pursuant to the terms of the Lease, the Trust, as Lessor, will lease the Site to the Lessee;

        WHEREAS, the Lessor wishes to finance the Land Costs, the Land Improvement Costs and the Facility Improvement Costs on the Site to be used by the Lessee, and also to finance certain Transaction Costs in connection therewith;

        WHEREAS, the Lessor wishes to acquire certain Equipment and lease it to the Lessee;

        WHEREAS, the Conduit Loan Lender may, in its sole discretion, provide Conduit Loans to finance certain costs, fees and interest, which Conduit Loans will consist of proceeds from the issuance of Allocable Commercial Paper Notes;

        WHEREAS, if, for any reason, the Conduit Loan Lender elects not to make Conduit Loans from the issuance of Allocable Commercial Paper Notes, the Liquidity Providers are willing to make Facility Loans to the Lessor under the A2/B Loan Agreement to finance certain costs, fees and interest, not to exceed in each case each Liquidity Provider's respective Commitment Amount;

        WHEREAS, the parties intend to join hereto an A1 Lender who is willing to make A1 Loans to the Lessor to finance, among other things, the applicable A1 Percentage of the Equipment Costs and certain Transaction Costs, in an aggregate amount not to exceed its Commitment Amount;

        WHEREAS, the B Lender is willing to make B Loans to the Lessor to finance certain costs, fees and interest, in an aggregate amount not to exceed its Commitment Amount;

        WHEREAS, the Investors are willing to provide Investor Contributions in the Lessor as the equity portion of the funding of certain costs, fees and Yield, in an aggregate amount not to exceed their respective Commitment Amounts;

        WHEREAS, using the proceeds of Investor Contributions from the Investors, Conduit Loans from the Conduit Loan Lender, Facility Loans from the Liquidity Providers, A1 Loans from the A1 Lender (following the joinder of an A1 Lender hereto) and B Loans from the B Lender, the Lessor is willing to make Advances to the Construction Agent;

        WHEREAS, using Advances from the Lessor, the Construction Agent (on behalf of the Lessor) will purchase the Site and construct certain Facility Improvements that will be the property of the Lessor and will become the property subject to the terms of the Lease; and

        WHEREAS, to secure such financing,

          (i)    the Lessor, pursuant to the Lease, the Mortgage and the Security Agreement will have the benefit of a Lien from the Lessee on all of the Lessee's right, title and interest in and to the Facility, and

          (ii)  the Administrative Agent (for the benefit of the Secured Parties), pursuant to the Mortgage, the Security Agreement and the other Security Documents will have the benefit of a Lien from the Lessor on all of the Lessor's right, title and interest in and to the Facility and on all of the Lessor's rights against the Lessee under the Lease, the Mortgage and the Security Agreement and against the Construction Agent under the Construction Agency Agreement, which Liens are more fully described in the applicable Security Documents;

        NOW, THEREFORE, in consideration of the mutual agreements contained in this Participation Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; INTERPRETATION

        Capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof; and the rules of interpretation set forth in Appendix A hereto shall apply to this Participation Agreement.

ARTICLE II

CLOSING; FUNDING OF ADVANCES

        SECTION 2.1.    Documentation Date and Initial Advance Date.

  (a)
  Documentation Date.    The documentation date (the "Documentation Date") shall be deemed to be December 17, 2001.

  (b)
  Initial Advance Date.    The date that the initial Advance is made (the "Initial Advance Date") shall occur on the date on which all of the conditions precedent thereto set forth in Section 4.1 have been satisfied or waived by the applicable parties as set forth therein; provided, however, that if the Initial Advance Date does not occur on or prior to April 1, 2002, then this Participation Agreement shall automatically terminate (except as to obligations for indemnification and repayment of costs and expenses provided for in the Operative Documents, which shall survive), the Lessee shall pay in full all unpaid Transaction Costs and each other Operative Document then executed shall terminate.

  (c)
  Closing.    All documents and instruments required to be delivered on or prior to the Initial Advance Date pursuant to this Participation Agreement shall be deemed to have been delivered in New York City, including if such documents or instruments are delivered by way of facsimile transmission or courier.

        SECTION 2.2.    Advances.    Advances shall be made as follows:

  (a)
  Expenditures.    Each Participant shall (or, in the case of the Conduit Loan Lender, may and if the Conduit Loan Lender elects not to make Loans, then the Liquidity Providers shall) make available (subject to the other limitations contained in any Operative Document on such

    Participant's obligation to make available any Investor Contribution or Loan, as the case may be) its respective share of each Advance payable on the related Advance Date in accordance with Sections 2.2.2, 2.2.3, 2.2.4 and 2.2.5, as applicable.

  (b)
  Lack of Available Commitments.    Notwithstanding any other provision hereof neither (i) the failure of any of the conditions precedent set forth in Section 4.3 or (ii) the lack of any Available Commitments shall relieve the Lessee from its obligation to pay any accrued interest or Yield as Supplemental Rent under Section 3.2 of the Lease.

        SECTION 2.2.1.    Lessor Commitment.    Subject to Section 2.2.5 and Article IV, the Lessor shall take the following actions at the written request of the Construction Agent from time to time during the Commitment Period:

  (a)
  the Lessor shall make Advances (out of funds provided by the Lenders and the Investors to the Lessor pursuant to Sections 2.2.2, 2.2.3 and 2.2.4) for the purpose of financing Property Costs, which shall, in the case of the Land Costs, be made on the Initial Advance Date and following the Initial Advance Date, shall be made to the extent such Property Costs are approved by the Construction Agent and previously incurred (and for which Advances have not previously been made); and

  (b)
  the Lessor shall lease the Site and the Improvements to the Lessee under the Lease.

Notwithstanding any other provision of this Section 2.2.1 through Section 2.2.5, (i) neither the Lessor nor any Participant shall be obligated to fund (A) any Property Costs whenever a Construction Agency Event of Default has occurred and is continuing or there exists a Bankruptcy Default or (B) any Property Costs (other than (x) Land Costs, Land Improvement Costs (to the extent capitalizable with respect to the Site) and (y) Transaction Costs payable on the Initial Advance Date) with respect to any Facility Improvements until the conditions set forth in Section 4.2 have been met and (ii) the Lessor shall not be obligated to make any Advance, and no Investor and no Lender shall be required to make available any Investor Contribution or any Loan, respectively, if (A) the Commitment Period has terminated or (B) after giving effect thereto, the aggregate principal amounts of all Loans and Investor Amounts would exceed the Aggregate Commitments.

        SECTION 2.2.2.    Investors Commitments.    At the request of the Construction Agent from time to time during the Commitment Period with respect to any Advance Date, each Investor shall, in the form of Investor Contributions to the Lessor, make available to the Administrative Agent on behalf of the Lessor on such Advance Date an amount (each, an "Investor Contribution") equal to such Investor's Percentage Share of the applicable Equity Percentage of each Category of Property Costs being funded on such Advance Date, subject, however, to Section 2.2.1. Investors shall fund Investor Contributions to the Lessor by means of the Investors funding Investor Contributions directly to the Administrative Agent. No Investor shall be obligated to make available any Investor Contribution to the extent that, after giving effect to the proposed Investor Contribution, the outstanding aggregate amount of all Investor Contributions of, or attributable to, such Investor would exceed such Investor's Commitment Amount.

        SECTION 2.2.3.    Conduit Loan Lender's Fundings.    At the request of the Construction Agent from time to time during the Commitment Period with respect to any Advance Date, the Conduit Loan Lender may, in its sole discretion, (a) elect to issue Allocable Commercial Paper Notes, and (b) with the proceeds thereof, make Conduit Loans on such Advance Date to the Lessor (which shall be funded directly to Administrative Agent on behalf of the Lessor and the amount so funded shall be deemed a Conduit Loan to the Lessor), in the case of clauses (a) and (b) in an amount equal to the applicable Facility Percentage of each Category of Property Costs being funded on such Advance Date.

        SECTION 2.2.4.    Lenders' Commitments to Make Loans.

  (a)
  From time to time during the Commitment Period with respect to any Advance Date on which the Conduit Loan Lender elects not to or otherwise does not make a Conduit Loan, each Liquidity Provider shall make a Facility Loan by funding the same to Administrative Agent for the account of the Lessor (which shall be funded directly to Administrative Agent on behalf of the Lessor and the amount so funded shall be deemed a Facility Loan) on such Advance Date in an amount equal to such Liquidity Provider's Liquidity Provider Share of the applicable Facility Percentage of each Category of Property Costs being funded on such Advance Date. No Liquidity Provider shall be obligated to make any Facility Loan to the extent that, after giving effect to the proposed Facility Loan, the outstanding aggregate principal amount of all Facility Loans made by such Liquidity Provider would exceed such Liquidity Provider's Commitment Amount to make Facility Loans.

  (b)
  From time to time during the Commitment Period with respect to any Advance Date following the joinder of an A1 Lender hereto, each A1 Lender shall make an A1 Loan by funding the same to Administrative Agent for the account of the Lessor (which shall be funded directly to Administrative Agent on behalf of the Lessor and the amount so funded shall be deemed an A1 Loan) on such Advance Date in an amount equal to such A1 Lender's A1 Share of the applicable A1 Percentage of each Category of Property Costs being funded on such Advance Date. No A1 Lender shall be obligated to make any A1 Loan to the extent that, after giving effect to the proposed A1 Loan, the outstanding aggregate principal amount of all A1 Loans made by such A1 Lender would exceed such A1 Lender's Commitment Amount to make A1 Loans.

  (c)
  From time to time during the Commitment Period with respect to any Advance Date, each B Lender shall make a B Loan by funding the same to Administrative Agent for the account of the Lessor (which shall be funded directly to Administrative Agent on behalf of the Lessor and the amount so funded shall be deemed a B Loan) on such Advance Date in an amount equal to such B Lender's B Share of the applicable B Percentage of each Category of Property Costs being funded on such Advance Date. No B Lender shall be obligated to make any B Loan to the extent that, after giving effect to the proposed B Loan, the outstanding aggregate principal amount of all B Loans made by such B Lender would exceed such B Lender's Commitment Amount to make B Loans.

        SECTION 2.2.5.    Procedures for Advances.

  (a)
  Advance Requests.    With respect to each funding of an Advance, the Construction Agent shall give the Lessor, the Investors and the Administrative Agent prior written notice not later than 12:00 noon (New York City time) three (or, in the case of the initial Advance, at least one) (but in each case no more than five) Business Days prior to the proposed Advance Date (which shall be a Business Day), pursuant to an Advance Request, specifying the proposed Advance Date and the amount of Advance requested; provided, that such notice shall not be required in the case of Construction Period Fees, Construction Period Unused Fees, Construction Period Accrued Interest and Construction Period Accrued Yield which is payable to a Participant that is reflecting such amounts by entry into its books (as set forth in clause (b) of Section 2.2.9), and each such Participant agrees to promptly provide notice to the Construction Agent, the Lessee and the Administrative Agent of the amount that such Participant has so entered into its respective books.

  (b)
  Advance Dates; Minimum Amounts.    Each Advance Date (other than the Initial Advance Date) shall be a Scheduled Payment Date, shall (unless the Participants otherwise agree or such Advance is being made by a book entry by the applicable Participant as set forth in clause (b) of Section 2.2.9) require at least three but no more than five Business Days notice to the Administrative Agent and there shall be no more than one Advance during any calendar month unless the Participants otherwise agree. Each Advance shall be in a minimum amount equal to $6,000,000; provided, that, notwithstanding any other provisions of the Operative Documents (i) any Advance made solely to pay Construction Period Fees, Construction Period Unused Fees, Construction Period Accrued Interest or Construction Period Accrued Yield shall not be subject to such minimum amount, except that the portion thereof allocable to the Conduit Loans shall be a minimum amount equal to $1,000,000, (ii) if the aggregate accrued amounts as of any Scheduled Payment Date for the interest, fees and yield referred to in clause (i) are not sufficient to permit the minimum amount of Conduit Loans provided in clause (i) to be satisfied, any portion of such amount of interest, fees and Yield (other than interest on the Conduit Loans) which would otherwise be funded by a Conduit Loan shall not be payable until such subsequent Scheduled Payment Date on which such condition in clause (i) is satisfied, (iii) Construction Period Interest on the Conduit Loans shall in any event be payable on each Scheduled Payment Date and, if the minimum amount of Conduit Loans provided in clause (i) is not satisfied, such payment will be deemed made from an additional Advance of a Conduit Loan which shall be deemed to have been made on such Scheduled Payment Date and (iv) none of the limitations of this sentence shall apply so long as an Advance is for the full amount of the Aggregate Available Commitments or is the final Advance or is for Noneligible Accrued Amounts not funded by Conduit Loans. All remittances made by the Investors and the Lenders (i.e., which are being made by other than book entry by such Participant) for the funding of any Advance shall be made in immediately available federal funds by wire transfer to Administrative Agent prior to 12:00 noon (New York City time) on the Advance Date specified in the relevant Advance Request; provided, that (if applicable) the Conduit Loan Lender shall initiate a wire transfer of the amount of an Advance funded by it not later that 3:00 p.m. (New York City time). Promptly, but in no event later than 3:00 p.m. (New York City time) if all such funds are received on or before 1:00 p.m. (New York City time) or 4:00 p.m., New York City time, in the case of the Conduit Loan Lender funded Advances, upon the Administrative Agent's receipt of all such funds from the Participants (or the Conduit Loan Lender, as the case may be), subject to the conditions herein, the Administrative Agent shall wire such funds in the amounts, and to Construction Agent (or its designee) or such other Persons, so designated in the Advance Request.

        SECTION 2.2.6.    Use of Advances.    Advances shall only be used to fund the following items and only to the extent that they (i) are budgeted in the Approved Construction Budget (except in the case of Section 2.2.6(ii)(F) and Accrued Construction Period Accrued Interest, Construction Period Accrued Yield, Construction Period Fees and Construction Period Unused Fees), and (ii) were actually incurred prior to the applicable Advance Date: (A) Eligible Accrued Project Costs, (B) Noneligible Accrued Amounts, (C) Transaction Costs, (D) without duplication of the foregoing, fees and expenses payable pursuant to Section 9.10, (E) during the Construction Period, any other costs that are to be funded through Advances pursuant to the express provision of any Operative Documents and are not otherwise provided for in this Section 2.2.6 and (F) the Land Costs. Advances may be applied to any of the foregoing, regardless of whether such costs, fees or expenses were incurred prior to, as of or after the Initial Advance Date.

        SECTION 2.2.7.    Investor Amounts and Yield.

  (a)
  Investor Amounts outstanding from time to time shall accrue Yield at the Yield Rate, calculated in accordance with Section 2.3. If all or any portion of the Investor Amounts, any Yield payable thereon or any other amount payable hereunder shall not be paid when due (whether at stated maturity, acceleration thereof or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

  (b)
  Subject to the provisions of the Operative Documents, Investor Amounts together with all accrued and unpaid Yield thereon shall be repaid on the Investor Maturity Date.

  (c)
  Pursuant to the Lessor Assignment of Lease given by the Lessor, the Lessor shall direct (and the Lessor hereby directs) the Lessee to pay to the Administrative Agent for the account of the Investors the Investor Base Rent and all other amounts due with respect to the Investor Amounts payable by Lessee under the Lease (other than Excluded Amounts) from time to time, and the Administrative Agent shall distribute such amounts to the Investors in accordance with Article X.

  (d)
  Construction Period Accrued Yield on each Investor's outstanding Investor Amounts shall be paid in accordance with Section 2.2.9.

        SECTION 2.2.8.    Loans and Interest.

  (a)
  Each Conduit Loan, each Facility Loan, each A1 Loan and each B Loan shall accrue interest computed and payable in accordance with the terms of the applicable Loan Agreement.

  (b)
  The principal of each A1 Loan, each Facility Loan, each Conduit Loan and each B Loan, together in each case with all accrued and unpaid interest thereon, shall be repaid in full on the A1 Loan Maturity Date, Facility Loan Maturity Date, the Conduit Loan Maturity Date and B Loan Maturity Date, respectively.

  (c)
  Pursuant to the Security Agreement and the Lessor Assignment of Lease, the Lessor shall direct (and the Lessor hereby directs) the Lessee to pay to the Administrative Agent for the account of the Participants, Rent payable under the Lease (other than Excluded Amounts) from time to time, and the Administrative Agent shall distribute such amounts to the Participants in accordance with Article X.

  (d)
  Construction Period Accrued Interest shall be paid in accordance with Section 2.2.9.

        SECTION 2.2.9.    Construction Period Accrued Interest, Construction Period Accrued Yield, Construction Period Unused Fees and Construction Period Fees.

  (a)
  Advances to be Requested.    In accordance with and subject to Section 2.2.5, during the Construction Period the Construction Agent shall request an Advance in an amount equal to Construction Period Unused Fees, Construction Period Accrued Interest, Construction Period Accrued Yield and other Construction Period Fees accrued on or with respect to the Loans and Investor Amounts, in the amounts calculated, determined and specified to the Lessee and the Construction Agent pursuant to Section 2.3.

  (b)
  Certain Payments.    On or promptly following the Documentation Date, each Participant shall notify (and the Conduit Loan Lender hereby gives notice electing the procedure in clause (i) below) the Administrative Agent and Lessee, with respect to such Participant's payments of Construction Period Accrued Interest in respect of Loans, Construction Period Accrued Yield in respect of Investor Amounts, Construction Period Unused Fees and other Construction Period Fees (for each Participant, its "Construction Period Amounts"), whether such Participant elects (i) to effect payment of its Construction Period Amounts by book entry (that is, by deeming a Loan or Investor Contribution to have been made by such Participant in the amount of its Construction Period Amounts for each Scheduled Payment Date), or (ii) to receive its Construction Period Amounts by payment of cash. Such election may be changed from time to time by notice to the Administrative Agent and Lessee. Construction Period Amounts shall be paid or deemed to be paid in the manner set forth above on each Scheduled Payment Date occurring prior to the end of the Construction Period, from proceeds of the Loans and Investor Contributions (provided, that, with respect to Participants that are both funding and receiving such amounts by book-entry, the foregoing will be deemed satisfied upon the entry into the records of the relevant Participant of the applicable amount to be funded by and owed to such Participant, whether or not such amount has actually been funded in a cash Advance by such Participant). The Administrative Agent shall pay in cash to each Participant that is not reflecting such amounts by way of book entry pursuant to clause (i), to the extent of the Advances for such items, on (or within one Business Day following) each Scheduled Payment Date, all Construction Period Amounts due on each such Scheduled Payment Date from the proceeds of such Advance.

        SECTION 2.2.10.    Final Completion Advance.    On the last Advance Date occurring on or before the day on which Substantial Completion occurs, the Construction Agent may request, and the Participants (other than the Conduit Loan Lender) shall, and the Conduit Loan Lender may in its sole discretion, fund, an Advance pursuant to Section 2.2.5 in an amount equal to the lesser of (x) the remaining Aggregate Available Commitments and (y) the amount allocated to punch-list items and other Final Completion Work as determined by Construction Agent in accordance with the Approved Construction Budget; provided, however, that no such Advance shall be requested or made if a Bankruptcy Default, a Construction Agency Event of Default or a Lease Event of Default has occurred and is continuing.

        SECTION 2.3.    Computations and Notice of Rates.

  (a)
  Determination of the Rates.    All computations of Construction Period Unused Fees, Yield and other accrued amounts in respect of the Investor Contributions shall be made by the Administrative Agent on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such amount is payable over a year comprised of 360 days (or, in the case of amounts accruing interest or Yield by reference to the ABR, 365 days or, if appropriate, 366 days). Computations of interest and other amounts payable in respect of Conduit Loans, Facility Loans, A1 Loans and B Loans shall be made by the Conduit Loan Lender or the Administrative Agent in accordance with the applicable Loan Agreement or Liquidity Agreement.

  (b)
  Notice of Interest and Yield.    No later than the fourth (4th) day prior to each Scheduled Payment Date, the Administrative Agent shall deliver to the Lessee, the Construction Agent and each Participant a calculation of the amount of interest under the Loan Agreements and of Yield, in each case due and payable on such Scheduled Payment Date; provided that in each case the failure of the Administrative Agent to provide such notice shall not relieve the Lessee from any liability that it may have under the Operative Documents to pay any such amount; provided further that the Administrative Agent's failure to give such notice shall result in no liability to it.

  (c)
  Conclusive Determinations.    Each determination by an Agent or the Conduit Loan Lender of any rate or fee, or any other amount due, pursuant to Section 2.3(a) or (b), 2.2.5(b) or 9.10 hereof shall be conclusive and binding on all parties hereto, absent manifest error.

  (d)
  Computations of Yield and Determination of Yield Rate.    Each of the Investors and the Lessor hereby appoints Administrative Agent as its agent for purposes of computing Yield in respect of the Investor Amounts and determining the Yield Rate.

        SECTION 2.4.    Overdue Payments.    The Lessor, the Lenders and the Investors acknowledge that the Lessee shall have no liability with respect to overdue payments of Loans and Investor Amounts or any other amount due and owing by the Lessee under the Operative Documents so long as the Lessee has timely paid Rent in accordance with Article III of the Lease, or such amounts are otherwise accounted for pursuant to Section 2.2.7 or 2.2.8; provided, however, that such Loans and Investor Amounts shall be reinstated and remain outstanding, and the Lessee shall remain liable for such Rent, if at any time any payment (in whole or in part) of any Rent is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by the Lessor, any Participant or the Administrative Agent, upon the insolvency, bankruptcy, reorganization (or similar event) of the Lessee, all as though such payment of Rent had not been made. Subject to the foregoing provisions of this Section 2.4, the Lessee acknowledges its obligation to pay as Supplemental Rent any interest computed at the Overdue Rate with respect to Investor Amounts and the Loans.

        SECTION 2.5.    Confirmation of Participants and the Other Parties.    Each Participant and each other party to any of the Operative Documents agrees that the release of its signature pages to Mayer, Brown & Platt upon its instruction shall constitute notice, without further act, of its confirmation that all conditions to the Initial Advance Date set forth in Section 4.1 were met to the satisfaction of such Participant or other party.

ARTICLE III

INTENTIONS OF THE PARTIES

        SECTION 3.1.    Nature of Transaction.    The parties hereto intend that (i) for financial accounting purposes with respect to the Lessee, (A) the Lessor will be treated as the owner and lessor of the Facility and the Lessee will be treated as the lessee of the Facility under the Lease, and (B) the Investors will be deemed to have an equity investment in the Lessor, and (ii) for all federal and all state and local income tax purposes and bankruptcy and commercial law purposes, (A) the Lease will be treated as a financing arrangement, (B) the Lessor, the Investors and the Lenders will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Investor Amounts and the outstanding principal amount of the Loans, which deemed loans are secured by the Facility, (C) the Lessee will be treated as the owner of the Facility for tax purposes and will be entitled to all tax benefits ordinarily available to an owner of property such as the Facility for such tax purposes and (D) the obligations of the Lessee to pay the Base Rent and any part of the Lease Balance shall be treated as payments of interest and principal, respectively, for federal and state income tax and bankruptcy and commercial law purposes. Nevertheless, each party acknowledges and agrees that no other party has made any representations or warranties to any other party concerning the tax, accounting or legal characteristics of the Operative Documents and that each party has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. The Lessor shall have a valid and binding security interest in and Lien on the Facility, free and clear of all Liens other than Permitted Liens, as security for the obligations of the Lessee under the Operative Documents. Except as otherwise provided by law or in connection with a settlement, compromise or adjudication made under the provisions of Section 9.2(b), each of the parties to this Participation Agreement agrees that it will not, nor will it permit any Affiliate to at any time, directly or indirectly take any action or fail to take any action with respect to the preparation or filing of any income tax or other tax return, including an amended income tax or other tax return, to the extent that such action or such failure to take action would be inconsistent with the intention of the parties expressed in this Section 3.1.

        SECTION 3.2.    Amounts Due Under Lease.    Notwithstanding anything to the contrary contained in the Operative Documents, it is the intention of the Lessee, the Construction Agent, the Lessor, each Investor and the Lenders that the amount and timing of installments of Base Rent due and payable from time to time from the Lessee under the Lease shall be equal to the aggregate payments due and payable after the Lease Commencement Date on each Scheduled Payment Date with respect to interest on the Loans and Yield on the Investor Amounts then due.

ARTICLE IV

CONDITIONS PRECEDENT

        SECTION 4.1.    Conditions to Initial Advance Date.    The obligation of each of the Lessee, the Construction Agent, the Lessor, each Investor, each Lender (except the A1 Lender, whose obligation shall commence upon such A1 Lender's joinder hereto), the Administrative Agent and the Collateral Agent to perform its respective obligations on the Initial Advance Date (if any), shall be subject to the fulfillment to the reasonable satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or beneficiary thereof), or the waiver by, such Persons, as applicable, of the following conditions precedent set forth in this Section 4.1:

  (a)
  Insurance.    The Lessor and each Agent shall have received and approved a report issued by the Lessor Insurance Consultant with respect to the Lessee's compliance with its obligation to maintain insurance with respect to the Facility in accordance with Section 2.6(f)(i) of the Construction Agency Agreement, which report shall be satisfactory to the Lessor and the Administrative Agent in all respects.

  (b)
  Certain Documents.    The Lessor, the Lessee, the Construction Agent and each of the Participants (except the A1 Lenders) (or respective counsel for each such party) shall have received a fully executed counterpart of each of the following agreements to which the applicable entity is a party:

  (i)
  this Participation Agreement;

  (ii)
  the Guaranty;

  (iii)
  the Lease and the Memorandum of Lease;

  (iv)
  the Security Agreement;

  (v)
  the Mortgage;

  (vi)
  the Lessor Assignment of Lease;

  (vii)
  the Construction Agency Agreement;

  (viii)
  the Connecticut Certificate of Trust;

  (ix)
  the Trust Agreement;

  (x)
  the A2/BLoan Agreement;

  (xi)
  the Conduit Note;

  (xii)
  the Facility Notes;

  (xiii)
  the B Note;

  (xiv)
  the Liquidity Agreement; and

  (xv)
  the Financing Statements.

        Each of the aforementioned documents and agreements, to the extent the same constitutes an agreement or undertaking, shall have been duly authorized, executed and delivered by each of the parties thereto and shall be in full force and effect.

  (c)
  Filings and Recordation.    All filings and recordings enumerated and described in Part A, Part B and Part C of Schedule III, as well as all other filings and recordings necessary or advisable, including precautionary financing statements, in the opinion of the Lessor, the Administrative Agent, the Collateral Agent or any Participant, to perfect the right, title and interest of the Lessor, the Administrative Agent, the Collateral Agent and the Participants intended to be created by the Operative Documents shall have been made, or shall have been arranged to be made promptly thereafter, in the appropriate places or offices, including any recordings and filings necessary to create, preserve and protect such Persons' valid and binding security interests in and Liens on the Collateral, subject in each case to Permitted Liens. All recording and filing fees and Taxes with respect to any recordings or filings made pursuant to this Section 4.1(c) or otherwise payable in respect of any Operative Document shall have been paid in full by the Lessee, and satisfactory evidence thereof shall have been delivered to the Lessor and the Agents, or arrangements for such payment shall have been made to the satisfaction of the Lessor and the Agents or evidence satisfactory to the Lessor and the Agents of exemption from such filing fees or Taxes shall have been delivered to the Lessor and the Agents.

  (d)
  Consents and Approvals.    All approvals and consents required to be taken, given or obtained, as the case may be, by or from any Governmental Authority or other Person, or by or from any trustee or holder of any Indebtedness or other obligation of the Lessee and the Construction Agent, that are necessary or, in the reasonable opinion of the Participants, advisable in connection with the execution, delivery and performance of the Operative Documents by all parties hereto, shall have been taken, given or obtained as the case may be, shall be in full force and effect and the time for appeal with respect thereto shall have expired (or, if an appeal shall have been taken, the same shall have been dismissed) and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise).

  (e)
  Opinions of Counsel.    The Lessor, the Investors, the Lenders (except the A1 Lender), and the Agents shall have received the following legal opinions (and by such Person's execution of the Operative Documents to which each is respectively a party, each expressly instructs its respective counsel to execute and deliver the opinions referred to in this Section 4.1(e)):

  (i)
  the opinion of Latham and Watkins, special counsel to the Lessee and the Construction Agent; and

  (ii)
  the opinion of Day, Berry & Howard, special Connecticut counsel to the Lessor and special counsel to the Trust Company, the Trust and the Trustee,

in each case covering such matters as the addressees thereof shall reasonably request.

  (f)
  Corporate Status and Proceedings of the Lessee, etc.    The Lessor, the Investors, the Lenders (except the A1 Lender), and each Agent shall have received copies of:

  (i)
  certificates dated as of a recent date as to the existence and good standing or authority to transact business as a foreign corporation of the Lessee and of the Construction Agent from the Secretaries of State of the States of California and, in the case of the Construction Agent, Delaware.

  (ii)
  a certificate of the Secretary or an Assistant Secretary of the Lessee and of the Construction Agent, in each case attaching and certifying as to (w) the resolutions of its Board of Directors duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (x) its certificate of incorporation certified as of a recent date by the Secretary of State of the State of California and Delaware, respectively, (y) its by-laws and (z) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party;

    (iii)
    a certificate of an authorized officer of the Lessee and of the Construction Agent, confirming the accuracy of the representations made by it in the Operative Documents.

  (g)
  Status and Proceedings of the Trustee.    The Lessee, the Construction Agent, each Lender (except the A1 Lender) and each Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Trustee attaching and certifying as to (i) the resolutions of the Board of Directors duly authorizing the execution, delivery and performance by the Trustee of each Operative Document to which it is or will be a party and by the Trust Company of the Trust Agreement, (ii) its articles of association, certified as of a recent date by an appropriate officer of the Trust Company, (iii) its by-laws, (iv) the filed Connecticut Certificate of Trust and (iv) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party.

  (h)
  Environmental Audit.    Each Agent shall have received an updated Environmental Audit, dated no earlier than one month prior to the Initial Advance Date, for the Site in form and substance acceptable to Administrative Agent, in its sole discretion, together with a reliance letter from the firm conducting such Environmental Audit.

  (i)
  Survey and Title Insurance.    The Lessee shall have delivered to each Agent an ALTA/1992 (Urban) Survey of the Facility prepared by a licensed surveyor and meeting the Minimum Standard Detail Requirements for ALTA/ASCM Land Title Surveys as adopted by the American Land Title Association/American Society and American Congress on Surveying and Mapping in 1992 certified to each Investor and each Agent and the title company, and in form and substance acceptable to Administrative Agent, in its sole discretion, and a leasehold or loan policy in favor of the Lessor, such policy to be dated as of the Initial Advance Date and in an amount not less than $80,000,000 and to be satisfactory to Administrative Agent, in its sole discretion, with comprehensive, survey, variable rate, access and such other endorsements requested by the Participants to the extent available in the State of California.

  (j)
  Recordation.    The Administrative Agent shall have received evidence reasonably satisfactory to it that each of the Mortgage, the Lease or a memorandum thereof and the Lessor Assignment of Lease shall have been or are being recorded with the appropriate Governmental Authorities in the order in which such documents are listed in this clause, and the Financing Statements with respect to the Facility shall have been or are being filed with the appropriate Governmental Authorities.

  (k)
  Payment of Taxes.    All Taxes payable on or before the Initial Advance Date, for which the Lessee is responsible and which are payable in connection with the execution, delivery, recording or filing of any of the Operative Documents or other documents, and the consummation of any other transactions contemplated hereby or by any of the other Operative Documents, shall have been paid in full by the Lessee, or arrangements for such payment shall have been made to the satisfaction of each Investor, each Lender and each Agent (subject to the Lessee's right to contest certain Taxes pursuant to Section 9.2(b)).

  (l)
  Representations and Warranties.    Each representation and warranty of each of the parties hereto contained herein or in any other Operative Document shall be true and correct in all material respects as though made on and as of the Documentation Date and as of the Initial Advance Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

  (m)
  Litigation.    No action or proceeding shall have been instituted or threatened nor shall any government action be instituted or threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin or prevent the performance of this Participation Agreement, any other Operative Document or any transaction contemplated hereby or by any other Operative Document or which could reasonably be expected to have a Material Adverse Effect.

  (n)
  No Event of Loss.    No Event of Loss shall have occurred in respect of the Facility or any portion thereof. No action shall be pending or threatened by any Governmental Authority to initiate a Condemnation or a taking by such Governmental Authority in respect of the Facility or any portion thereof.

  (o)
  Legality, etc.    In the opinion of the Lessor, the Investors, the Lenders (except the A1 Lender) and each Agent, the transactions contemplated by the Operative Documents shall not violate any Applicable Laws and do not and will not subject the Lessor to any materially adverse regulatory prohibitions or constraints, and no change of Applicable Laws has occurred or been proposed that would make it uneconomic or illegal for any party to any Operative Document to participate in any of the transactions contemplated by the Operative Documents or otherwise would prohibit the consummation of any transaction contemplated by the Operative Documents or materially expand the duties, obligations or risks of the Lessor, the Investors, the Lenders, or any Agent.

  (p)
  Proceedings Satisfactory, etc.    All proceedings taken in connection with the Initial Advance Date, and all documents relating thereto shall be reasonably satisfactory to the Lessor, the Investors, the Lenders and each Agent and their respective counsel, and each such Person shall have received copies of such documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to each such Person.

  (q)
  Prescribed Forms.    Each Participant that is a Non-U.S. Person (if any) shall have delivered to the Lessee, the Administrative Agent, the Lessor and the Conduit Loan Lender the Prescribed Forms.

  (r)
  Flood Zone Determination.    The Administrative Agent shall have received a flood zone determination with respect to the Site that states that no portion of the Site is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other similar Governmental Authority.

  (s)
  Site Appraisal.    Each Investor and each Lender shall have received a FIRREA qualified Site Appraisal of the Site, which Site Appraisal shall show the fair market value of the Site as of the Initial Advance Date.

  (t)
  Transaction Costs.    To the extent invoiced, all Transaction Costs (including all fees payable to any party hereto on the Initial Advance Date) then due and payable will be paid in full by the Lessee or its designee in accordance with the Advance Request delivered prior to the Initial Advance Date solely from the proceeds of the Advances. Payments of Transaction Costs to be paid on the Initial Advance Date shall be made by wire transfer of immediately available funds by Administrative Agent as designee of the Lessee to the accounts specified by the parties receiving such payments. The Construction Agent shall include in any Advance Request an amount for Transaction Costs equal to the aggregate amount of invoices for Transaction Costs received by the Administrative Agent and the Lessee at least two (2) Business Days prior to the issuance of an Advance Request. The Lessee or the Construction Agent shall deliver to the Administrative Agent a copy of all invoices for Transactions Costs promptly after receipt thereof.

  (u)
  Compliance Certificate.    The Administrative Agent shall have received a copy of the most recent Compliance Certificate delivered pursuant to the Revolving Credit Agreement.

  (v)
  Purchase of the Site.    The Participants shall be satisfied that, contemporaneously with the funding of the Initial Advance, the Lessor will have used the proceeds thereof to purchase the Site in accordance with the terms of the Purchase Agreement.

        SECTION 4.2.    Conditions Precedent to the Initial Advance to Fund Certain Costs.    The obligation of each of the Lessor, each Investor, the Administrative Agent, the Collateral Agent and each Lender to perform its respective obligations, if any, on the date of the initial Advance that is used to fund Project Costs, including funding the Investor Contributions in the case of each Investor and making Loans in the case of Lenders, shall be subject to the fulfillment to the reasonable satisfaction (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or beneficiary thereof), or the waiver by the Lessor, each Investor, the Conduit Loan Lender (if it is funding any portion of such Advance), the Administrative Agent and each other Lender, of the following conditions precedent set forth in this Section 4.2:

  (a)
  Appraisal.    Each Investor and each Lender shall have received a FIRREA qualified appraisal of the Facility from the Appraiser, which appraisal shall show (a) the Fair Market Value of the Facility as of the Initial Advance Date, (b) the Fair Market Value of the Lessor's interest in the Facility (free and clear of the Lien of the Mortgage and other Operative Documents), including the Facility Improvements to be constructed thereon in accordance with the Approved Plans and Specifications (i) as of the Lease Commencement Date (the "As-Built Appraisal") and (ii) as of the fifth and the sixth anniversaries of the Lease Commencement Date, and (c) the economic useful life of the Facility Improvements.

  (b)
  Construction Materials.    True and correct copies of the Construction Materials shall have been delivered to the Lessor, the Investors, the Lenders and each Agent.

  (c)
  Residual Value Guaranty Certificate.    The Administrative Agent shall have received a certificate from the Construction Agent certifying to the Residual Value Guaranty Amount.

  (d)
  Software Licenses.    The Collateral Agent shall have received an assignment of all licenses of the Construction Agent and the Lessee to all proprietary software necessary or available to operate the Facility as-built.

  (e)
  Insurance.    The Lessor and each Agent shall have received and approved a report issued by the Lessor Insurance Consultant with respect to the Lessee's compliance with its obligation to maintain insurance with respect to the Facility in accordance with Part B of Section 2.6(f)(ii) of the Construction Agency Agreement, which report shall be satisfactory to the Lessor and the Administrative Agent in all respects.

        SECTION 4.3.    Conditions Precedent to each Advance.    The obligations of the Lessor to make an Advance on each Advance Date (including the Initial Advance Date), the obligation of the Investors to make any Investor Contribution available on such Advance Date and the obligation of each Lender to make any Loans on such Advance Date are all subject to the conditions that (a) each Investor and each Agent shall have received a copy of the applicable Advance Request, the original of which shall be sent to the Lessor, executed by the Lessee or the Construction Agent, in accordance with and to the extent required by Section 2.2.5, (b) the representations and warranties contained in each Operative Document shall be correct in all material respects on and as of such Advance Date, before and after giving effect to such Advance and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Advance, in which case of such specific date and (c) no Default or Event of Default has occurred and is continuing or would result from such Advance or from the application of the proceeds therefrom.

        SECTION 4.4.    Lease Commencement Upon Substantial Completion.    Unless the Construction Agency Agreement has been terminated as a result of a Construction Agency Event of Default, the parties hereto acknowledge and agree that upon the occurrence of Substantial Completion, the Facility shall automatically, without further act or notice by any Person, become subject to, and shall be leased by the Lessor to the Lessee under, the Lease.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

        SECTION 5.1.    Representations and Warranties of the Lessee.    As of the Documentation Date, as of each Advance Date and on the date on which Substantial Completion occurs (if such date is other than an Advance Date) (provided, that any representation or warranty made as of a specific date need only be true as of such date), the Lessee represents and warrants to each of the other parties hereto that:

  (a)
  General Matters.

  (i)
  The Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Lessee has all necessary corporate power to enter into and perform its obligations under each Lessee Operative Document and to lease the Facility from the Lessor under the Lease.

  (ii)
  The execution, delivery and performance by the Lessee of each Lessee Operative Document have been duly authorized by all necessary corporate action and will not (A) violate any provision of its certificate of incorporation or by-laws or (B) violate any provision of law applicable to the Lessee or by which it or its property may be bound, or result in the breach of or constitute a default or require any consent under, or result in the creation of any Lien (except as provided under the Operative Documents) upon any property or assets of the Lessee pursuant to any indenture, agreement or instrument to which the Lessee is a party or by which the Lessee or its property may be bound, in any such case set forth in this clause (ii)(B) except in instances where non-compliance is not expected to cause a loss to the Lessee in excess of $1,000,000. Except with respect to the matters described in Section 5.1(p), neither the execution by the Lessee of any Lessee Operative Document nor the performance by the Lessee of its obligations under any Lessee Operative Document requires any license, consent or approval of, or notice to, or filing with, any Governmental Authority (other than customary building permits obtained in the ordinary course of business which the Lessee has no reason to believe will not be forthcoming). This Participation Agreement and each other Lessee Operative Document has been duly executed and delivered by the Lessee and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally or by general equitable principles.

  (iii)
  The Lessee is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U or X of the Board of Governors of the Federal Reserve System). The Lessee is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act. The receipt by the Lessee or the Construction Agent of the proceeds of the Advances, and each use of such proceeds to pay Property Costs, is not in violation of any Applicable Laws.

  (iv)
  The outstanding Indebtedness for borrowed money of the Lessee does not, and no funding under the Operative Documents when made will cause such Indebtedness to, exceed the amount authorized by the Lessee's board of directors to be outstanding.

    (v)
    There is no action, suit or proceeding (including but not limited to environmental matters), and no such proceeding before Governmental Authority, is pending, or, to the knowledge of the Lessee, is threatened against the Lessee which, in the good faith belief of the Lessee, has a reasonable possibility of being adversely determined in a manner which would impose an obligation in excess of $1,000,000.

    (vi)
    Neither the Lessee nor any of its Affiliates has created, consented to, incurred or suffered to exist any Lien (other than Permitted Liens) on the Facility in favor of any Person other than the Lessor, the Lenders, the Collateral Agent, the Administrative Agent and each Investor, and no Lien, other than the Lien granted to such Persons hereunder and under the other Operative Documents and Permitted Liens, has attached to the Facility, or in any manner has affected adversely the rights and security interest of such Persons therein.

    (vii)
    Neither the Lessee nor anyone authorized to act on its behalf has, directly or indirectly, in violation of Section 5 of the Securities Act or any state securities laws, offered or sold any interest in the Facility, the Lease, the Investor Certificates or the Notes, or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned items, or solicited any offer to acquire any of the aforementioned items from any Person other than an "accredited investor" (as such term is defined in the Securities Act). The foregoing shall not be deemed an acknowledgment that any of the Notes or Investor Certificates, or any interest in the Facility or the Lease constitutes a "security".

    (viii)
    The execution and delivery by the Lessee of the Lessee Operative Documents does not require the consent or approval of, or the giving of notice to or registration with, or the taking of any other action in respect of, any Governmental Authority or other body governing its business practices, other than (if the Construction Agent so determines) the filing of a Form 8-K with the SEC.

  (b)
  Location of the Lessee.    The Lessee is a registered organization as defined in Section 9-102(70) of the UCC, and its jurisdiction of organization as defined in Section 9-102(50) of the UCC is the State of California. The organizational identification number assigned to the Lessee by the State of California is set forth on Schedule III hereto. The sole place of business or, if the Lessee has places of business in more than one state, the chief executive office of the Lessee (as each such term is used in Section 9-307 of the UCC) is located at 833 Central Avenue, Newark, California, 94560-3433.

  (c)
  Compliance With Law.    The Facility and the current use and operation thereof and thereon do not violate any Applicable Laws, including any thereof relating to occupational safety and health or Environmental Laws, in a manner or to an extent that could reasonably be expected to have a Material Adverse Effect. Except for such matters as could not reasonably be expected to result in a Material Adverse Effect, the Facility and the use thereof by it and its agents, assignees, employees, invitees, lessees, licensees and tenants complies with Applicable Laws (including, without limitation, all Environmental Laws) and insurance requirements.

  (d)
  Taxes.    All United States Federal income tax returns and all other tax returns which are required to have been filed have been or will be filed by or on behalf of the Lessee by the respective due dates, including extensions, and all Taxes due with respect to the Lessee pursuant to such returns or pursuant to any assessment received by the Lessee have been or will be paid. The charges, accruals and reserves on the books of the Lessee in respect of such Taxes or other governmental charges are, in the opinion of the Lessee, adequate.

  (e)
  Compliance with ERISA.    Each of the matters set forth below in this Section 5.1(e) is subject to the truth of the representations set forth in Sections 5.3(a) and 5.4(b), and the covenants set forth in Section 6.2(e) . Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all respects with the presently applicable provisions of ERISA and the Code with respect to the Plan except when such noncompliance would result in penalties of less than $1,000,000. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan within the preceding five (5) years, (ii) failed to make any contribution or payment to any Plan, or made any amendment to any Plan which has resulted or is likely to result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. No termination of a Plan has occurred and no steps have been taken to institute the termination of any Plan which could reasonably be expected to result in a Material Adverse Effect. No member of the ERISA Group has any knowledge of any event that is likely to result in a liability of any such member to the PBGC, whether under a Plan, a Multiemployer Plan, or otherwise, other than a liability to the PBGC for premiums under Section 4007 of ERISA. No lien in favor of the PBGC or a Plan has arisen, and there have not been any nor are there now existing any events or conditions that would permit any Plan to be terminated under circumstances that would cause the lien provided under Section 4068 of ERISA to attach to the material assets of Lessee or its ERISA Affiliates. The execution and delivery of this Participation Agreement or any Operative Document, shall not result in a transaction prohibited by Section 406 of ERISA for which a statutory regulation or administrative exemption does not exist.

  (f)
  Defaults.    No Bankruptcy Default or Lease Event of Default has occurred and is continuing.

  (g)
  Subjection to Government Regulation.

  (i)
  The Lessee is not subject to regulation under any law which prohibits, or requires consent from any Governmental Authority prior to, the incurring by it of Indebtedness or the entering into of the transactions described herein.

  (ii)
  None of the Lessor, any Agent or any Participant will become (A) solely by reason of entering into the Operative Documents or consummation of the transactions contemplated thereby (other than upon exercise of remedies under the Lease or other Operative Document or upon the expiration or termination thereof) subject to ongoing regulation of its operations by any Governmental Authority having jurisdiction; or (B) except for regulation the applicability of which depends upon the status of the Participants as banks or other regulated financial institutions or upon the existence of facts in addition to the ownership of, or the holding of any interest in, the Facility or any interest therein upon the exercise of remedies under the Lease or any other Operative Document or upon the expiration or termination thereof, subject to ongoing regulation of its operations by any Governmental Authority having jurisdiction solely by reason of its business activities contemplated in the Operative Documents or the nature of the Facility.

  (h)
  Compliance with Laws, etc.    Upon Substantial Completion of the Facility Improvements, the contemplated use thereof by the Lessee and its agents, assignees, employees, lessees, licensees and subtenants will comply in all material respects with all Insurance Requirements and Applicable Laws (including all zoning and land use laws and Environmental Laws) other than having obtained certain governmental approvals in respect of the operation and manufacturing processes to be located at the Facility, which approvals the Lessee expects to obtain in the ordinary course of its business.

  (i)
  No Casualty.    Except as notified to the Lessor, no fire or other casualty with respect to the Facility has occurred which fire or other casualty is expected to result in replacement or restoration costs in excess of $1,000,000.

  (j)
  Leasehold Interest.    The Lease is in form and substance sufficient to convey a valid leasehold estate to the Lessee, subject only to Permitted Liens.

  (k)
  Flood Hazard Areas.    Except as otherwise identified on the survey delivered pursuant to Section 4.1(i), no portion of the Facility is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency. If the Facility or any part thereof is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for the Facility in accordance with the Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

  (l)
  Lease.    (i) On the Initial Advance Date the Lessee will unconditionally accept the Site and (ii) on the date of Substantial Completion (x) the Lessee will unconditionally accept the entire remaining Facility demised under the Lease (provided, that nothing contained herein shall be deemed a waiver by the Lessee or the Construction Agent of any right of action against Persons with respect to title to and condition of the Facility other than the Lessor, the Investors and the Lenders), (y) no right of offset will exist with respect to any Rent or other sums payable under the Lease and (z) except as provided in the Operative Documents, no Rent under the Lease will have been prepaid.

  (m)
  Appraisal Data.    The information provided by the Lessee and its Affiliates to the Appraiser and forming the basis for the conclusions set forth in (i) the Site Appraisal delivered pursuant to Section 4.1(s) and (ii) the As-Built Appraisal delivered pursuant to Section 4.2, was true and correct in all relevant respects and did not, when taken as a whole, omit any information requested by the Appraiser actually known and available to the Lessee necessary to make the information provided not misleading in any relevant respect.

  (n)
  Filings.    Except with respect to the filings identified on Schedule III, no other filings or recordings are necessary to convey validly and effectively to the Secured Parties such interest in the Lease, the Facility and all other Collateral as contemplated by the Operative Documents, in each case free of all Liens other than Permitted Liens.

  (o)
  Disclosure.    No representation or warranty (including those incorporated by reference from any other agreement) contained in any Operative Document, or in any other document or financial statement furnished from time to time by the Lessee or its Affiliates pursuant to the terms of any Operative Document, contains or will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary to make the statement herein or therein not misleading in any material respect as of the date made or deemed to be made. There is no fact known to the Lessee which is having, or is reasonably expected to have, a Material Adverse Effect.

        SECTION 5.2.    Representations and Warranties of the Trustee, the Trust and the Trust Company.    The Trustee, the Trust and the Trust Company (solely as to paragraphs (a)(i), (b) and

(c) only as to the agreements to which the Trust Company is a party, and (d), (e) and (f), only as to the Trust Company) represent and warrant to the Lessee, the Construction Agent and the Participants that:

  (a)
  Organization.    (i) The Trust Company is a duly organized and validly existing national banking association and (ii) each of Trustee and the Trust is duly qualified, authorized to do business and in good standing under the laws of the state of Utah, the state of Connecticut and the laws of the United States of America.

  (b)
  Power and Authority.    The Trustee, the Trust and the Trust Company each has the power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is or will be a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Operative Documents to which it is a party and has duly executed and delivered each Operative Document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such Operative Document constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally or by general equitable principles.

  (c)
  No Violation.    Neither the execution, delivery and performance by the Trustee, the Trust or the Trust Company of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation by Trustee, the Trust or the Trust Company of the transactions contemplated therein (i) will result in a violation by Trustee, the Trust or the Trust Company of any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority having jurisdiction over Trustee, the Trust, the Trust Company or the Facility that would adversely affect (x) the validity or enforceability of the Operative Documents to which the Trustee, the Trust or the Trust Company is a party, or the title to, or value or condition of, the Facility, or (y) the consolidated financial position, business, prospects or consolidated results of operations of the Trustee, the Trust or the Trust Company or the ability of the Trustee, the Trust or the Trust Company to perform its obligations under the Operative Documents, (ii) violate or result in any breach which would constitute a default under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Trustee or the Trust or the Trust Company pursuant to the terms of any indenture, loan agreement or other agreement for borrowed money to which the Trustee, the Trust or the Trust Company is a party or by which it or any of its property or assets is bound or to which it may be subject (other than Permitted Liens), or (iii) will violate any provision of the certificate of incorporation or by-laws of the Trustee or the Trust.

  (d)
  No Approvals, etc.    The execution and delivery by the Trust Company or (assuming the due authorization, execution and delivery of the Trust Agreement by the Investors) the Trustee or the Trust, as the case may be, of the Operative Documents to which it is a party does not require the consent or approval of, or the giving of notice to or registration with, or the taking of any other action in respect of, any Governmental Authority or other body governing its banking practices.

  (e)
  Litigation.    There is no action, proceeding or investigation pending or threatened against the Trust Company, the Trustee or the Trust which questions the validity of the Operative Documents, and there is no action, proceeding or investigation pending or threatened which is likely to result, either in any case or in the aggregate, in any material adverse change in the ability of the Trust Company, the Trustee or the Trust to perform their respective obligations under the Operative Documents.

  (f)
  Lessor Liens.    The Facility and the Operative Documents and amounts payable thereunder are free of Lessor Liens attributable to it (other than any Liens granted pursuant to the Operative Documents).

  (g)
  Securities Act.    Neither the Trust nor any Person authorized by the Trust to act on its behalf has offered or sold any interest in the Notes, the Investor Certificates, or the Lease, or in any similar security relating to the Facility, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering thereof, or solicited any offer to acquire any of the same from, any Person other than the parties hereto, and neither it nor any Person authorized by it to act on its behalf will take any action which would subject the issuance or sale of any interest in the Notes, the Investor Certificates or the Lease or in any similar security related to the Facility to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Document under the Trust Indenture Act of 1939. The foregoing shall not be deemed an acknowledgment that any of the Notes or Investor Certificates, or any interest in the Facility or the Lease, constitutes a "security".

  (h)
  Location.    The Trust is a registered organization as defined in Section 9-102(70) of the UCC, and its jurisdiction of organization as defined in Section 9-102(50) of the UCC is the State of Connecticut. The sole "place of business" of the Trust (as such term is used in Section 9-307 of the UCC) is located at 213 Court Street, Suite 902, Middletown, Connecticut, 06457.

  (i)
  No Other Activities.    The Trust does not hold any assets, conduct any business nor is it party to any document, agreement or instrument other than its interests under the Lessor Operative Documents and the Financing Statements.

        SECTION 5.3.    Representations of the Investors.    As of the Documentation Date (or, with respect to any Investor becoming party hereto after the Documentation Date, as of the date such Investor becomes party hereto) and, with respect to Section 5.3(a), as of each Advance Date, each Investor represents and warrants to the other parties to this Participation Agreement that:

  (a)
  ERISA.    Such Investor is not funding its investment in the Lessor, and is not performing its obligations under the Operative Documents, with Plan Assets.

  (b)
  Power and Authority.    Such Investor has the requisite power and authority to enter into and perform under the Operative Documents to which it is a party.

  (c)
  Binding Effect.    This Participation Agreement and the other Operative Documents to which it is a party constitute the legal, valid and binding obligations of it, enforceable against it in accordance with their respective terms except as such enforceability may be limited by any applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. It has taken all necessary corporate action to authorize the execution, delivery and performance of this Participation Agreement and each other Operative Document to which it is a party and has duly executed and delivered each Operative Document required to be executed and delivered by it.

  (d)
  Investment.    Such Investor is making its investment in the Investor Certificate and the transaction contemplated hereby for its own account and not with a view to any distribution thereof; except that the disposition of any interest in such investment shall be at all times within the control of such Investor, subject to the restrictions of Article VIII.

  (e)
  Lessor Liens.    The Facility is free of Lessor Liens attributable to it.

        SECTION 5.4.    Representations of the Lenders.    As of the Documentation Date (or, with respect to any Lender becoming party hereto after the Documentation Date, as of the date such Lender becomes party hereto) and, with respect to Section 5.4(b), as of each Advance Date, each Lender hereby represents and warrants to the Lessee, the Construction Agent, the Lessor, each Agent and each of the other Participants that:

  (a)
  Loans.    Such Lender is making its Loans and is entering into the transactions contemplated hereby for its own account and not with a view to any distribution thereof; except that the disposition of any interest in such Loans shall be at all times within the control of such Lender, subject to the restrictions of Article VIII.

  (b)
  ERISA.    Such Lender is not funding its portion of the Advances, and is not performing its obligations under the Operative Documents, with Plan Assets.

        SECTION 5.5.    Representations of the Agents.    As of the Documentation Date (or, with respect to any Agent becoming party hereto after the Documentation Date, as of the date such Agent becomes party hereto), each Agent hereby represents and warrants to the Lessor, the Lessee, the Construction Agent, each other Agent and each Participant that:

  (a)
  Corporate Existence and Power.    It is, respectively, a banking association or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all corporate powers and all material governmental licenses, authorizations and approvals required to perform its obligations hereunder and under the other Operative Documents to which it is a party.

  (b)
  Binding Effect.    This Participation Agreement and the other Operative Documents to which it is a party constitute the legal, valid and binding obligations of it, enforceable against it in accordance with their respective terms except as such enforceability may be limited by any applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. It has taken all necessary corporate action to authorize the execution, delivery and performance of this Participation Agreement and each other Operative Document to which it is a party and has duly executed and delivered each Operative Document required to be executed and delivered by it.

  (c)
  No Violation.    Neither the execution, delivery and performance by it of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated therein, (i) will contravene any Applicable Laws or (ii) will violate any provision of its certificate of incorporation or by-laws.

  (d)
  No Approvals, etc.    The execution and delivery by it of the Operative Documents to which it is a party does not require the consent or approval of, or the giving of notice to or registration with, or the taking of any other action in respect of, any Governmental Authority having jurisdiction over it.

        SECTION 5.6.    Representations and Warranties of the Construction Agent.    As of the Documentation Date and as of each Advance Date (provided, that any representation or warranty made as of a specific date need only be true as of such date), the Construction Agent represents and warrants to each of the other parties hereto that:

  (a)
  General Matters.

  (i)
  The outstanding Indebtedness for borrowed money of the Construction Agent does not, and no funding under the Operative Documents when made will cause such Indebtedness to, exceed the amount authorized by the Construction Agent's board of directors to be outstanding.

  (ii)
  Neither the Construction Agent nor any of its Affiliates has created, consented to, incurred or suffered to exist any Lien (other than Permitted Liens) on the Facility in favor of any Person other than the Lessor and the Secured Parties, and no Lien, other than the Lien granted to such Persons hereunder and under the other Operative Documents and Permitted Liens, has attached to the Facility, or in any manner has affected adversely the rights and security interest of such Persons therein.

  (iii)
  Neither the Construction Agent nor anyone authorized to act on its behalf has, directly or indirectly, in violation of Section 5 of the Securities Act or any state securities laws, offered or sold any interest in the Facility, the Lease, the Investor Certificates or the Notes, or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned items, or solicited any offer to acquire any of the aforementioned items from any Person other than an "accredited investor" (as such term is defined in the Securities Act). The foregoing shall not be deemed an acknowledgment that any of the Notes or Investor Certificates, or any interest in the Facility or the Lease constitutes a "security".

  (b)
  Location of the Construction Agent.    The Construction Agent is a registered organization as defined in Section 9-102(70) of the UCC, and its jurisdiction of organization as defined in Section 9-102(50) of the UCC is the State of Delaware. The federal taxpayer identification number assigned to the Construction Agent is 94-1390387. The sole place of business or, if the Construction Agent has places of business in more than one state, the chief executive office of the Construction Agent (as each such term is used in Section 9-307 of the UCC) is located at 833 Central Avenue, Newark, California, 94560-3433.

  (c)
  Defaults.    No Bankruptcy Default or Construction Agency Event of Default has occurred and is continuing.

  (d)
  Insurance Coverage.    During the Construction Period, the Construction Agent maintains insurance coverage for the Facility which meets the requirements of the Construction Agency Agreement and all of such coverage is in full force and effect.

  (e)
  Subjection to Government Regulation.

  (i)
  The Construction Agent is not subject to regulation under any law which prohibits, or requires consent from any Governmental Authority prior to, the incurring by it of Indebtedness or the entering into of the transactions described herein.

  (ii)
  None of the Lessor, any Agent or any Participant will become (A) solely by reason of entering into the Operative Documents or consummation of the transactions contemplated thereby (other than upon exercise of remedies under the Construction Agency Agreement or any other Operative Document or upon the expiration or termination thereof) subject to ongoing regulation of its operations by any Governmental Authority having jurisdiction; or (B) except for regulation the applicability of which depends upon the status of the Participants as banks or other regulated financial institutions or upon the existence of facts in addition to the ownership of, or the holding of any interest in, the Facility or any interest therein upon the exercise of remedies under the Lease or other Operative Document or upon the expiration or termination thereof, subject to ongoing regulation of its operations by any Governmental Authority having jurisdiction solely by reason of its business activities contemplated in the Operative Documents or the nature of the Facility.

  (f)
  Compliance with Laws, etc.    Upon Substantial Completion of the Facility Improvements, the Facility as improved in accordance with the Approved Plans and Specifications and the contemplated use thereof by the Lessee and its agents, assignees, employees, Construction Agents, licensees and subtenants will comply in all material respects with all Insurance Requirements and Applicable Laws (including all zoning and land use laws and Environmental Laws) other than having obtained certain governmental approvals in respect of the operation and manufacturing processes to be located at the Facility, which approvals the Construction Agent expects to obtain in the ordinary course of its business.

  (g)
  Plans and Specifications.    Upon Substantial Completion, all water, sewer, electric, gas, telephone and drainage facilities and all other utilities required to adequately service the Facility for its intended use will be available pursuant to adequate permits (including any that may be required under applicable Environmental Laws). Except as notified to the Lessor, no fire or other casualty with respect to the Facility has occurred which fire or other casualty is expected to result in replacement or restoration costs in excess of $1,000,000. Upon Substantial Completion, the Facility will have available all material services of public facilities and other utilities necessary for use and operation of the Facility for its primary intended purposes including adequate water, gas and electrical supply, storm and sanitary sewerage facilities, telephone, other required public utilities and means of access between the Facility Improvements and public highways for motor vehicles. All utilities serving, or proposed to serve, the Facility in accordance with the Approved Plans and Specifications, are or will be located in, and vehicular access to the Facility Improvements is or will be provided by, either public rights-of-way abutting the Facility or Appurtenant Rights. All requirements of Applicable Law, easements and rights-of-way, including proof and dedication, required for (x) the use, treatment, storage, transport, disposal or disposition of any Hazardous Material on, at, under or from the Facility during the construction of the Facility Improvements thereon, and (y) construction of the Facility Improvements on the Site in accordance with the Approved Plans and Specifications and the Construction Agency Agreement have either been irrevocably obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be irrevocably obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, prior to commencing any such construction or use and operation, as applicable, or in the course of the Construction in accordance with reasonably prudent construction practice.

  (h)
  Flood Hazard Areas.    Except as otherwise identified on the survey delivered pursuant to Section 4.1(i), no portion of the Facility is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency. If the Facility or any part thereof is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for the Construction in accordance with the Construction Agency Agreement and in accordance with the National Flood Insurance Act of 1968, as amended.

  (i)
  Appraisal Data.    The information provided by the Construction Agent and its Affiliates to the Appraiser and forming the basis for the conclusions set forth in (i) the Site Appraisal delivered pursuant to Section 4.1(s) and (ii) the As-Built Appraisal delivered pursuant to Section 4.2, was true and correct in all material respects and did not, when taken as a whole, omit any information requested by the Appraiser actually known and available to the Construction Agent necessary to make the information provided not materially misleading.

  (j)
  Filings.    Except with respect to the filings identified on Schedule III, no other filings or recordings are necessary to convey validly and effectively to the Secured Parties such interest in the Lease, the Facility and all other Collateral as contemplated by the Operative Documents, in each case free of all Liens other than Permitted Liens.

  (k)
  Artifacts.    No historically significant artifacts, structures, dwellings, remains or antiques exist or are located in or on the surface terrain or sub-terrain estate of the Site, the presence or discovery of which will cause or could reasonably be expected to cause a delay in the completion of the Construction.

ARTICLE VI

COVENANTS AND AGREEMENTS

        SECTION 6.1.    Covenants of the Lessee and the Construction Agent.    Except as specifically provided below, the Lessee and the Construction Agent covenant with each of the other parties hereto as follows:

  (a)
  Change of Name or Location.    Each of the Lessee and the Construction Agent, as applicable, shall furnish to the Lessor and each Agent notice on or before the thirtieth (30th) day before any relocation of its jurisdiction of organization, its chief executive office or principal place of business or change of its name or identity.

  (b)
  Construction Notices.

  (i)
  During the Construction Period, the Construction Agent from time to time shall deliver to the Lessor and each Agent an Officer's Certificate, which Officer's Certificate shall state whether or not there exists a Construction Agency Event of Default and whether or not the Approved Construction Budget is In Balance, and shall attach a monthly report (the "Monthly Report") in form and substance reasonably satisfactory to the Construction Agent, Construction Consultant and the Administrative Agent. Such Officer's Certificate and report shall be delivered together with any Advance Request delivered by the Construction Agent and, if no such Advance Request is delivered by the Construction Agent in any calendar month, then such Officer's Certificate and report shall be delivered on the last Business Day of such calendar month.

  (ii)
  The Construction Agent shall make available to the Administrative Agent and the Construction Consultant for inspection and copying on each Scheduled Payment Date: (A) copies of all Material Construction Documents entered into in the preceding month; (B) copies of all Change Orders, changes to the Construction Materials, notices, requests for any increase of any contract sum payable, or other communication received under or in connection with any Material Construction Document which either (x) seeks to materially increase the total consideration payable under any Material Construction Document or (y) asserts that the Construction Agent or any other party to any Material Construction Document is in material breach or default, or with notice and lapse of time or both will be in material breach or default under any Material Construction Document; (C) upon reasonable request by the Lessor, a list of the names and addresses of the subcontractors with whom written agreements have been made by the Construction Agent and (D) such other information as may be reasonably requested (in light of the Lessee's and the Construction Agent's obligations to provide information or documents contained herein or in the other Operative Documents) by the Lessor regarding the status of (and to the extent reasonably available to the Construction Agent, the parties to material agreements relating to) the Construction, compliance of the parties to the Construction Documents with the terms thereof and amounts due and payable under the Construction Documents, including, without limitation, such information as the Lessor shall reasonably require to determine that the Construction Budget is In Balance.

  (iii)
  The Construction Agent shall make available to the Administrative Agent and the Construction Consultant for inspection and copying (x) on or before the last day of each month prior to the delivery of the Approved Plans and Specifications, the then existing plans and specifications for the Facility and any modifications thereto since the prior month end; (y) on each anniversary of the Documentation Date during the Construction Period (unless an Event of Default has occurred and is continuing in which case as requested) a copy of the

    Approved Plans and Specifications and (z) within 30 days after Substantial Completion, a copy of the then current Approved Plans and Specifications.

  (c)
  Casualty Notices.    The Construction Agent shall deliver to the Lessor and each Agent on each anniversary of the Documentation Date during the Construction Period an Officer's Certificate describing in detail those Improvements and any portion of the Site (if any) that have suffered a Casualty (except to the extent such Casualty has been described in a previously delivered Officer's Certificate) or been the subject of a Condemnation and cannot be repaired by the then current end of the Lease Term or have not been replaced in accordance with the Lease.

  (d)
  Notice of Certain Defaults.    Promptly upon obtaining actual knowledge thereof, the Lessee and/or the Construction Agent shall notify the Lessor and the Agents in writing of the existence of a Lease Default, Lease Event of Default, Construction Agency Default or Construction Agency Event of Default which notice shall describe the nature of such Lease Default, Lease Event of Default, Construction Agency Default or Construction Agency Event of Default, as applicable.

  (e)
  Notice of Proceedings.    Promptly upon the Lessee's or the Construction Agent's becoming aware of (i) any investigation (existing, pending or threatened) of it by any Governmental Authority, (ii) any court or administrative proceeding involving it or (iii) any notice, claim or demand from any Governmental Authority which alleges that any such Person is in violation of any law or has failed to comply with any order issued pursuant to any federal, state or local statute regulating its operation and business, which individually or in the aggregate is reasonably likely to result in a liability of $2,000,000 or more or to have a Material Adverse Effect, it shall notify the Lessor and the Agents specifying its nature and the action it is taking with respect thereto.

  (f)
  Notice of Substantial Completion.    Promptly upon occurrence of Substantial Completion, the Construction Agent shall deliver written notice thereof to the Lessor and each Agent (with a copy to the Lessee), together with true and correct copies of certificates of occupancy issued with respect to the Facility and other evidence reasonably requested by the Administrative Agent reflecting the operational ability of the Equipment in the business to be conducted at the Facility. The failure to deliver a notice of Substantial Completion will not prevent the Facility from becoming subject to the Lease in accordance with Section 4.4.

  (g)
  Inspection.    During the Construction Period, the Lessee and the Construction Agent will permit the Administrative Agent via representatives, agents, officers or employees designated in writing, to visit and inspect the Facility once per month, and any of its other properties that contain materials that relate to the Site, to examine its corporate, financial and operating records, and to make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants, all at the expense of the Lessee upon reasonable notice to Lessee and at such reasonable times and during normal business hours and as often as may reasonably be so desired but, so long as no Lease of Event of Default or Construction Agency Event of Default has occurred and is continuing, no more frequently than monthly during the Construction Period, in the case of Participants other than the Administrative Agent) upon reasonable advance notice to the Lessee. Following Substantial Completion, the Administrative Agent and the Participants agree to visit the Facility as a group, and that they shall not visit the Facility more than once per year (unless an Event of Default has occurred and is continuing) upon reasonable notice to Lessee and at such reasonable times and during normal business hours. During the Construction Period, the Lessee and the Construction Agent will permit the Construction Consultant to visit and inspect the Facility at its discretion.

  (h)
  Liens.    Except as otherwise permitted under the Operative Documents with respect to Permitted Contests, the Construction Agent shall not incur or suffer to exist any Liens on the Facility or any other Collateral other than Permitted Liens. Further, the Construction Agent shall not be required to remove Liens for so long as such Lien is subject to a Permitted Contest.

  (i)
  Environmental Matters.    Subject to the Lessee's and the Construction Agent's rights in respect of Permitted Contests, the Lessee (or, prior to the date of Substantial Completion, the Construction Agent) shall use and operate the Facility in compliance with all Environmental Laws, except to the extent that failure to comply could not reasonably be expected to have a Material Adverse Effect. The Lessee (or, prior to the date of Substantial Completion, the Construction Agent) shall, as soon as possible and in any event within ten days after the occurrence of any violation of an Environmental Law that could reasonably be expected to have a Material Adverse Effect, provide the Lessor and each Agent with a statement of an authorized officer setting forth the details of such violation and the action which Lessee proposes to take with respect thereto.

  (j)
  Securities.    Neither the Construction Agent nor the Lessee shall, nor shall they permit anyone authorized to act on its behalf to, take any action which would subject the issuance or sale of any interest in the Lease, the Investor Certificates, the Investor Contributions, the Notes or any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned items, to the registration requirements of Section 5 of the Securities Act or any state securities laws.

  (k)
  No Disposition of the Facility.    Neither the Construction Agent nor the Lessee shall, nor shall they permit anyone authorized to act on its behalf to, sell, contract to sell, assign, lease, transfer, convey or otherwise dispose of the Facility or any part thereof, including the Lessee's interest in the Lease, in violation of the Operative Documents.

  (l)
  Payment of Taxes, etc.    Subject to the Lessee's and the Construction Agent's rights to conduct a Permitted Contest in respect of the following, the Lessee shall pay (provided, that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay) and discharge before the same shall become delinquent, (i) all Taxes, assessments and governmental charges or levies imposed upon the Facility and (ii) all lawful claims that, if unpaid, might by law become a Lien upon the Facility, other than Permitted Liens.

  (m)
  Maintenance of Insurance.    During the Construction Period, the Construction Agent shall maintain, at the expense of the Lessor (to the extent such amounts are made available through Advances), insurance coverage covering the Facility which meets in all respects the requirements of Section 2.6(f) of the Construction Agency Agreement. Following the Lease Commencement Date the Lessee shall maintain insurance coverage for the Facility which meets the requirements of the Lease.

  (n)
  Environmental Audit.    During the continuance of any Lease Event of Default, the Lessee shall, at the request of the Administrative Agent, deliver to the Investors, the Lenders and the Agents an Environmental Audit for the Facility within twenty days of demand therefor (or as complete and comprehensive a draft of such Environmental Audit as may be reasonably prepared in such time).

  (o)
  Appraisal.    Upon demand from any Investor, any Lender or any Agent (i) each time as required to satisfy any regulatory requirements imposed on such Investor, Lender or Agent and (ii) during the continuance of a Lease Event of Default (but no more than once during the continuance of a given Lease Event of Default), the Lessee shall deliver to the Investors, the Lenders and the Agents an appraisal of the Facility, prepared by the Appraiser (or another appraiser satisfactory to the Investors, the Lenders and the Agents) and in form and substance reasonably satisfactory to each of them, showing the Fair Market Value of the leasehold estate of the Lessor in the Site and Lessor's interest in the Improvements, dated within thirty days of the delivery of such appraisal.

  (p)
  Location of Facility Improvements.    The Construction Agent will cause the Facility Improvements to be constructed in its entirety at and on the Site, and will not approve or allow the construction of any Facility Improvements or any portion thereof to be constructed at or on any location other than the Site; provided, that software and other computer programs used in the operation of the business to be conducted at the Site may be located at 833 Central Avenue, Newark, California, or any other location(s) reasonably acceptable to the Administrative Agent.

  (q)
  Property Costs.    Neither the Construction Agent nor the Lessee shall incur, or shall cause or permit any Lessee Person to incur, any Property Costs that, when added to the aggregate Property Costs then incurred to date, would exceed the Aggregate Commitments.

  (r)
  Final Completion Work.    The Construction Agent shall complete all Final Completion Work in a timely manner, but in no event later than the Lease Term Expiration Date.

  (s)
  Financial Reports.    The Construction Agent shall furnish to the Lessor and each Agent:

  (i)
  all information required to be delivered by the Construction Agent as "Borrower" pursuant to (and such delivery to occur no later than the dates set forth in, but subject to the same cure periods as set forth with respect to) Section 5.1 of the Revolving Credit Agreement;

  (ii)
  together with each delivery of financial statements pursuant to clause (i) above, an Officer's Certificate, together with a duly executed Compliance Certificate, stating that the signer has made such inquiries as the signer deems necessary and appropriate in the circumstances and that such review has not disclosed the existence during the accounting period covered by such financial statements, and that the signer does not have knowledge of the existence as of the date of such certificate, of any condition or event which constitutes a Lease Event of Default, a Construction Agency Event of Default, a Lease Default or a Construction Agency Default or, if any such condition or event existed or exists, specifying the nature and period of the existence thereof and what action Lessee or Construction Agent has taken or is taking or proposes to take with respect thereto; and

  (iii)
  such additional financial information, reports or statements as the Administrative Agent (including on behalf of a Participant) may from time to time reasonably request.

  (t)
  Amount of Advances.    The Construction Agent shall not allow the aggregate amount of Advances received by the Construction Agent or the Lessee, together with all interest, Yield, fees and Transaction Costs incurred or accruing with respect thereto (either prior to Substantial Completion or, if a Lease Event of Default or a Construction Agency Event of Default has occurred and is continuing, incurred or accruing at any time, whether before or after the Outside Completion Date), to at any time exceed the Aggregate Commitments.

  (u)
  The Lessee will not, and the Construction Agent will not permit the Lessee to:

  (i)
  wind-up, liquidate or dissolve itself (or suffer to exist any of the foregoing), consolidate or amalgamate with or merge into or with any other Person (that would result in a Change of Control);

    (ii)
    issue, sell, transfer, lease, contribute or otherwise convey (including by way of merger), or grant any options, warrants or other rights to, any of the Lessee' s assets to any Person in a single transaction or series of transactions unless, such transfer is permitted by an Operative Document or, in the case of the Lessee's capital stock, is to the Construction Agent or a domestic, direct wholly owned subsidiary of the Construction Agent; or

    (iii)
    create or acquire any subsidiaries or make any investments in any other Person.

  (v)
  Lease.    On the (i) the Initial Advance Date the Lessee will unconditionally accept the Site and (ii) Lease Commencement Date, (A) the Lessee will unconditionally accept the entire remaining Facility demised under the Lease (provided, that nothing contained herein shall be deemed a waiver by the Lessee or the Construction Agent of any right of action against Persons with respect to title to and condition of the Facility other than the Lessor, the Investors and the Lenders), (B) no right of offset will exist with respect to any Rent or other sums payable under the Lease and (C) except as provided in the Operative Documents, no Rent under the Lease will have been prepaid.

  (w)
  A1 Lender.    On or prior to April 1, 2002, the Construction Agent and the Lessee shall cause one or more financial institutions acceptable to the Administrative Agent to become a party to this Participation Agreement pursuant to a joinder agreement, in form and substance reasonably satisfactory to the Administrative Agent and the Conduit Loan Lender. At such time such financial institutions and the Lessor will execute and deliver the A1 Loan Agreement. Such financial institutions will agree to make Advances in the amounts described in the definition of A1 Percentage. The parties hereto also agree (without limiting the requirement for consents set forth in Section 12.5) to negotiate in good faith to provide for modifications to the Operative Documents (including changes to the A1 Percentage, B Percentage, Facility Percentage, and Equity Percentage definitions and related definitions) to reflect any changes necessary to give effect to the inclusion of the A1 Lender as a party to the Operative Documents, including provisions relating to the repayment (from A1 Loans) of amounts funded by the Lenders (other than the A1 Lender) and/or by the Investors such that the Participants party hereto as of the Initial Advance Date do not fund any more of each Category of Property Costs otherwise allocable to such Participant.

        SECTION 6.2.    Covenants of the Trust, the Trustee and Trust Company.

  (a)
  Cooperation with Lessee.    The Lessor shall, to the extent reasonably requested by the Lessee or the Construction Agent (but without assuming additional liability on account thereof and only so long as such Trustee actions do not adversely affect the "as-built" value, utility, residual value at the end of the Base Lease Term or remaining economic life of the Facility), at the Lessee's expense (provided that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay such expense), cooperate to allow the Lessee and the Construction Agent to (i) perform their covenants contained in Section 6.1, including at any time and from time to time, upon the reasonable request of the Lessee or the Construction Agent, promptly and duly to execute and deliver any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Lessee or the Construction Agent may reasonably request and as shall be presented to it in final execution form in order to perform such covenants and (ii) further the Lessee's interest as lessee, including the filing of any statement with respect to any Tax abatements, Permitted Contests or other requirements.

  (b)
  Discharge of Liens.    Neither the Lessor nor the Trust Company will create or permit to exist at any time, and will, at their own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable to any of them, and will cause restitution to be made to the Lessee Collateral in the amount of any diminution of the value thereof as a result of their failure to comply with its obligations under this Section 6.2(b). Notwithstanding the foregoing, neither the Lessor nor the Trust Company shall be required to so discharge any such Lessor Lien while the same is subject to a Permitted Contest.

  (c)
  Change of Location.    The Lessor shall give prompt notice to each Investor, each Lender, the Lessee, the Construction Agent and the Agents if the Lessor's jurisdiction of organization, principal place of business or chief executive office, or the office where the records concerning the Facility or the transactions contemplated by the Operative Documents are kept, ceases to be Middletown, Connecticut, or if it changes its name, identity or structure.

  (d)
  Restrictions on and Effect of Transfer.    The Lessor shall not sell, assign, transfer or otherwise dispose of, or mortgage, pledge or otherwise encumber, all or any portion of its right, title or interest in, to or under any of the Operative Documents other than in accordance with the provisions of the Operative Documents.

  (e)
  No Plan Assets.    The Lessor shall not cause or permit any of its property or other assets to constitute "Plan Assets".

  (f)
  Acquisition of Assets.    Without the consent of the Lenders and the Lessee, the Lessor will not acquire, by long-term or operating lease or otherwise, any property or other assets except pursuant to the terms of the Operative Documents.

  (g)
  Investments.    Without the consent of the Lenders and the Lessee, the Lessor will not make, incur, or suffer to exist any loan, advance, extension of credit or other investment in any Person other than pursuant to the Operative Documents.

  (h)
  Securities.    The Lessor shall not, nor shall it permit anyone authorized to act on its behalf to, take any action which would subject the issuance or sale of any interest in the Lease, the Investor Certificates, the Investor Contributions, the Notes or any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned items, to the registration requirements of Section 5 of the Securities Act or any state securities laws.

  (i)
  Other Activities.    Neither the Trust nor the Trustee (in each case, in its capacity as such) shall conduct, transact or otherwise engage in, or commit to transact, conduct or otherwise engage in, any business or operations or otherwise operate any properties or assets, other than the entry into, and exercise of rights and performance of obligations in respect of, the Operative Documents and other activities incidental or related to the foregoing.

  (j)
  Indebtedness.    Neither the Trust nor the Trustee (in each case, in its capacity as such) shall incur, create, assume or suffer to exist any Indebtedness or other consensual liabilities or financial obligations other than as may be incurred, created or assumed or as may exist in connection with the activities described in clause (i) above (including, in the case of the Trust, obligations incurred by the Trust hereunder, and including, in the case of the Trustee, obligations under the Investor Certificates and other obligations incurred by the Trustee hereunder).

  (k)
  Disposition of Assets.    Neither the Trust nor the Trustee (in each case, in its capacity as such) shall convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except to the extent expressly contemplated by the Operative Documents or as otherwise directed in writing pursuant to the Operative Documents.

  (l)
  Compliance with Operative Documents.    Each of the Trust, the Trustee and the Trust Company shall at all times observe and perform all of the covenants, conditions and obligations required to be performed by it (whether in its capacity as the Trust or the Trustee, as the case may be, or in its individual capacity or otherwise) under each Operative Document to which it is a party.

  (m)
  Trust Agreement.    Without prejudice to any right under the Trust Agreement of the Trustee to resign, each of the Trustee and the Trust Company (a) agrees not to terminate or revoke the trust created by the Trust Agreement, (b) agrees not to amend, supplement, terminate, revoke or otherwise modify any provision of the Trust Agreement in any manner which could reasonably be expected to have an adverse effect on the rights or interests of the Lenders or the Lessee hereunder or under the other Operative Documents and (c) agrees to comply with all of the terms of the Trust Agreement.

        SECTION 6.3.    Covenants of the Investors.    Except as otherwise set forth below, each of the Investors covenants with each of the other parties hereto as follows:

  (a)
  No Amendment.    Without the consent of the Lenders, each Agent and the Lessee, such Investor shall not amend, supplement, terminate or revoke or otherwise modify any Operative Document to which it is a party or any provision of the Trust Agreement before the Lease Term Expiration Date, or consent to any of the foregoing.

  (b)
  No Violation.    Such Investor will not direct the Lessor to take any action in violation of, or that would cause Lessor to violate, the Operative Documents.

        SECTION 6.4.    No Proceedings.    (a) Each of the Lessee, the Construction Agent, each Investor, each Agent and each Lender hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Allocable Commercial Paper Notes, the Loans, the amounts due each Investor and all other obligations of the Lessee and the Construction Agent under any Operative Document to which the Lessee or the Construction Agent is a party, it will not institute against, or join or assist any other Person in instituting against, the Lessor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States (each a "Proceeding"); and (b) each party to this Agreement agrees that, prior to the date which is one year and one day after the payment in full of all indebtedness for borrowed money of the Conduit Loan Lender, it will not institute against, or join or assist any other Person in instituting against, the Conduit Loan Lender, any Proceeding (any such Person instituting or joining any such action described in clause (a) or (b), the "Instituting Party", and any such Person against whom any such proceeding is instituted, the "Petitioned Party"). If any party hereto takes action in violation of this Section 6.4, the Petitioned Party hereby agrees it shall (or, as to the Conduit Loan Lender, it may) file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by the applicable Instituting Party against such Petitioned Party or the commencement of such action and raise the defense that the Instituting Party has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 6.4 shall survive the termination of this Participation Agreement and the other Operative Documents.

        SECTION 6.5.    Quiet Enjoyment.    So long as no Lease Event of Default has occurred and is continuing, neither the Lessor, the Conduit Loan Lender, the Agents nor any other Participant shall take, or permit any Person claiming by, through or under it to take, any affirmative action to interfere with the rights of the Lessee to full enjoyment of the Facility during the Lease Term in accordance with the Lease. The sole remedy of the Lessee for breach of this Section 6.5 shall be to sue for damages for the breach hereof, and/or sue for a declaratory judgment, injunctive relief or other specific performance hereof, and such breach shall not affect the obligations of the Lessee to pay all amounts (including Rent) due under the Lease, this Participation Agreement and the other Operative Documents, or the rights of the Lessor, the Conduit Loan Lender, the Agents and the other Participants to initiate legal action and otherwise enforce the obligations of the Lessee under the Lease, this Participation Agreement and the other Operative Documents. The parties recognize that any sale, assignment, transfer or other disposition, or mortgage, pledge or other encumbrance (each a "disposition"), of any part of the Facility or any of Lessor's rights under the Operative Documents is subject to Lessee's rights, if any, under the Operative Documents, except any disposition required or permitted by the Operative Documents following the occurrence and during the continuation of any Lease Event of Default.

        SECTION 6.6.    Discharge of Lessor Liens.    Each of the Participants and each Agent hereby severally agrees that it will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Facility (or on any interest in or proceeds from any of the Operative Documents) attributable to it. Notwithstanding the foregoing, neither any Agent nor any Participant shall be required to so discharge any such Lessor Lien while the same is subject to a Permitted Contest.

        SECTION 6.7.    Performance of Operative Documents.    Each party hereto hereby agrees to observe and perform in all material respects all of the covenants, conditions and obligations required to be observed or performed by it in each Operative Document to which it is a party.

        SECTION 6.8.    Easements.    The Construction Agent may, subject to the conditions, restrictions and limitations set forth herein and in the other Operative Documents, at any time prior to the earlier of (i) the Lease Term Commencement Date, whereupon the Lease shall control and (ii) termination of the Construction Agency Agreement, grant easements, licenses, rights-of-way, party wall rights and other rights in the nature of easements, with or without consideration, necessary or appropriate in the reasonable opinion of the Construction Agent for the construction or operation of the Facility, without the consent of the Lessor, any Participant or any Agent, as long as the following conditions are satisfied unless waived pursuant to Section 12.5 and, as long as the following conditions are satisfied or so waived, the Construction Agent may execute such instruments and take such actions in the name of the Lessor, any Participant or any Agent, and the Lessor shall execute a separate power of attorney evidencing such right from time to time upon the request of Construction Agent:

  (a)
  no Event of Default shall have occurred and be continuing;

  (b)
  there shall be sufficient sums in the Approved Construction Budget to pay all costs and expenses in connection therewith including any reasonable out-of-pocket costs of the Lessor and the Administrative Agent in connection therewith, it being agreed that to the extent there shall be insufficient funds in the Approved Construction Budget to pay all costs and expenses in connection with such matter, then the Construction Agent shall not proceed or continue nor incur any Property Costs, as the case may be, with respect to such matter until after the Lease Term Commencement Date;

  (c)
  The Construction Agent shall have delivered to Administrative Agent a certificate of a Responsible Officer of the Construction Agent stating that:

  (i)
  such action will not diminish the Fair Market Value, useful life or residual value of the Facility in any material respect and that there are sufficient sums in the Approved Construction Budget to pay all costs and expenses with respect to such action;

  (ii)
  such action will not cause the Facility or any portion thereof to fail to comply in any material respect with the provisions of this Participation Agreement, any other Operative Document or Applicable Laws;

  (iii)
  the Construction Agency Agreement and the Construction Agent's obligations thereunder shall continue in full force and effect, without abatement, suspension, deferment, diminution, reduction, counterclaim, setoff, defense or deduction; and

  (iv)
  such action will not impose or create any liability or obligation on the Lessor except as otherwise expressly permitted herein or in any of the Operative Documents unless the Construction Agent and the Lessee shall indemnify the Lessor therefor or shall have already indemnified the Lessor therefor pursuant to this Participation Agreement, the Construction Agency Agreement or any other Operative Document and confirmed (with respect specifically to such action) such indemnification obligation.

        At the request of the Construction Agent, so long as no Construction Agency Event of Default shall have occurred and be continuing, the Lessor, each Agent and each Participant, as applicable, shall, from time to time during the Construction Period and upon at least ten (10) Business Days' prior written notice from the Construction Agent, consent to and join in any easements, licenses, rights-of-way, party wall rights and other rights in the nature of easements pursuant to this Section 6.8; provided, that each of the conditions set forth in clauses (a) through (c) of this Section 6.8 are satisfied or waived by the Collateral Agent pursuant to the first paragraph of this Section 6.8.

        At the request of the Lessee, so long as no Bankruptcy Default or Lease Event of Default shall have occurred and be continuing, the Lessor shall, from time to time during the Lease Term and upon at least ten (10) Business Days' prior written notice from the Lessee, consent to and join in any easements, licenses, rights-of-way, party wall rights and other rights in the nature of easements pursuant to Section 8.4 of the Lease; provided, that each of the conditions set forth in Section 8.4 of the Lease are satisfied or waived by the Collateral Agent (at the written direction of the Directing Party).

ARTICLE VII

PAYMENT OF CERTAIN EXPENSES

        SECTION 7.1.    Payment of Transaction Costs and Other Costs.    Transaction Costs shall be paid from Advances in accordance with and subject to the terms of this Participation Agreement. In addition, the Lessee shall pay or reimburse each of the other parties to this Participation Agreement other than the Lessee and the Construction Agent for all other reasonable out-of-pocket costs and expenses (including reasonable fees and expenses of special counsel) incurred in connection with: (a) any Casualty, Event of Loss or termination of this Participation Agreement or any other Operative Document, or any extension, amendment, modification or waiver of or under this Participation Agreement or any other Operative Document whether or not such extension, amendment, modification or waiver is consummated; (b) the negotiation and documentation of any restructuring or "workout", whether or not consummated, of any Operative Document; (c) the enforcement of the rights or remedies under the Operative Documents arising out of (i) any Lease Event of Default or Construction Agency Event of Default or (ii) any Loan Event of Default; (d) further assurances reasonably requested pursuant to Section 12.11 or any similar provision in other Operative Documents; (e) any transfer by the Lessor to the Lessee or a third-party purchaser under exercise of the Remarketing

Option of any interest in the Facility (or any portion thereof permitted by the Operative Documents) in accordance with the Operative Documents, and (f) the ongoing fees and expenses for which the Lessee is obligated under the Operative Documents. Subject to the provisions of Sections 7.3 and 11.2, all fees and expenses referenced in this Section 7.1 payable or incurred before or during the Construction Period shall be paid through Advances.

        SECTION 7.2.    Brokers' Fees.    Subject to Section 12.2, the Lessee shall pay or cause to be paid (provided, that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay) any brokers' fees, including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents.

        SECTION 7.3.    Limitations During Construction Period.    If at any time there shall be Property Costs (including any costs resulting from a Force Majeure Event), or other amounts which are required to be paid prior to or during the Construction Period through Advances under this Article VII or Sections 9.2, 9.7, 9.8 or 9.9 or under any Operative Document, and (i) such amounts are not included in the Approved Construction Budget (as the same may be adjusted pursuant to the Construction Agency Agreement) or (ii) there are not sufficient Available Commitments remaining to complete the construction of the Facility Improvements pursuant to the Construction Documents and, in either case, there are no Other Available Amounts (or amounts paid to the Lessee or the Construction Agent under Section 3.1 of the Construction Agency Agreement) to pay for such amounts, then at such time a Construction Agency Event of Default shall be deemed to have occurred.

ARTICLE VIII

TRANSFERS OF PARTICIPANTS' INTERESTS

        SECTION 8.1.1.    Transfers by Investors.    Each Investor may transfer or assign all or any part of its respective interest in or under this Participation Agreement or the other Operative Documents or the Investor Certificates to another financial institution with the prior written consent of the Lessor and the Lessee, which consent shall not be unreasonably withheld and which consent, in the case of the Lessor and the Lessee, shall not be required (a) at any time during which there exists and is continuing a Lease Event of Default or a Construction Agency Event of Default or (b) on or after the Lease Commencement Date, any Investor may, with five Business Days notice, transfer or assign such interests to another financial institution without the consent of Lessor and Lessee so long as such assignee is (A) a corporation, limited liability company, partnership, financial institution, bank, savings institution, finance company, leasing company, trust company or national banking association acting for its own account having a combined capital and surplus (after deduction of the amount of intangible assets) (or, if applicable, consolidated tangible net worth or its equivalent) of not less than $100,000,000 or (2) a Person whose obligations are fully guaranteed by another Person satisfying such criteria or an Affiliate of the Equity Investor with its obligations fully guaranteed by the Equity Investor (or any Equity Investor guarantor, if applicable). On or prior to such transfer, the assignee (if not already an Investor) shall deliver to the Lessee, the Lessor and the Administrative Agent any certificate in respect of withholding taxes required under Section 9.3. The Administrative Agent shall notify the Lessee of any such transfer or assignment promptly upon the issuance of new Investor Certificates evidencing such transfer or assignment, if applicable. As a condition to any such transfer, the transferor and transferee shall deliver to the Lessee, the Lessor and each Agent an Assignment and Acceptance, in substantially the form of Exhibit C hereto, executed by the assignee or transferee.

        SECTION 8.1.2.    Transfers by the Conduit Loan Lender.    The Conduit Loan Lender (a) may transfer or assign any or all of its rights and obligations under this Participation Agreement, the A2/B Loan Agreement, the Liquidity Agreement or any other Operative Document (i) in accordance with the A2/B Loan Agreement and the Liquidity Agreement to the Liquidity Providers (or an agent on their behalf) and (ii) to any other multiseller commercial paper conduit administered by The Liberty Hampshire Company, LLC or an Affiliate thereof that is rated no less than the Minimum Required Rating (and each Liquidity Provider hereby confirms that its commitment hereunder will continue in effect notwithstanding any such transfer), and (b) in all other cases, may not transfer or assign any or all of such rights and obligations without the prior written consent of the Lessor and the Lessee, which consent shall not be unreasonably withheld and which consent, in the case of the Lessee, shall not be required at any time during which there exists and is continuing a Lease Event of Default or a Construction Agency Event of Default, and, in any event, subject to an assumption agreement substantially in the form contemplated by the Liquidity Agreement.

        SECTION 8.2.    Transfers by Lenders.    Each Lender (other than the Conduit Loan Lender) may transfer or assign all or any portion of, or sell any participation in, its Commitments and Loans to another financial institution with the prior written consent of the Lessee, not to be unreasonably withheld or delayed (except during the continuance of an Event of Default, in which case the Lessee's consent shall not be required) on the terms and conditions applicable to such Lender's transfer and assignment of, or sale of a participation in, its Commitments and (as applicable), such Lender's A1 Share, B Share or Liquidity Provider Shares under the applicable Loan Agreement, and not otherwise. On or prior to such transfer, the assignee (if not already a Lender) shall deliver to the Lessee, the Lessor, and the Administrative Agent any certificate in respect of withholding taxes required under Section 9.3. Notwithstanding any provisions of the Operative Documents to the contrary, however, no Liquidity Provider, A1 Lender or B Lender may transfer or assign any portion of, or sell any participation in, any Facility Loan, A1 Loan or B Loan (respectively) unless it shall also at the same time transfer or assign, or sell a participation, to the assignee of (i) such Facility Loan a proportionate interest in such Liquidity Provider's Commitments and Liquidity Provider Shares under the Liquidity Agreement, (ii) such A1 Loan a proportionate interest in such A1 Lender's Commitments and A1 Share under the A1 Loan Agreement and (iii) such B Loan a proportionate interest in such B Lender's Commitments and B Share under the A2/B Loan Agreement.

        SECTION 8.3.    Replacement of an Investor or a Lender.    If (i) any Investor or any Lender defaults in any of its material obligations pursuant to the Operative Documents, (ii) any Loan Event of Default shall occur which does not result from a Lease Event of Default, (iii) any Participant charges Increased Costs under Section 9.7 or the provisions of Section 9.8 shall be applicable or (iv) payments to a Lender become subject to withholding taxes, then the Lessee shall be permitted to replace the defaulting party in the case of clause (i) or (ii) above, the Participant charging Increased Costs or the Participant as to which Section 9.8 shall be applicable in the case of clause (iii) above or the Participant to which payments have become subject to withholding taxes in the case of clause (iv) above; provided, however, that Administrative Agent shall have the right to direct the Lessee to use commercially reasonable efforts to replace such Participant in any case where clause (iii) or (iv) above may be applicable; provided further, however, that any replacement of any party pursuant to this Section 8.3 shall satisfy the following conditions: (A) such replacement shall not conflict with any Applicable Laws, (B) the replaced party shall have received all amounts owing to it under the Operative Documents that have accrued on or prior to the effectiveness of such replacement (including any breakage costs resulting from any early prepayment of a Eurodollar Loan), (C) the Lessee shall be obligated to pay any reasonable fees and expenses arising in connection therewith (provided, the Lessee may exercise and/or shall preserve its rights and remedies as against a defaulting Investor or Lender and provided further, during the Construction Period, such fees and expenses shall be funded through Advances), (D) any replacement party shall agree in writing to assume and be subject to all of the terms and conditions of the Operative Documents that were applicable to its predecessor-in-interest and this Participation Agreement, (E) if the Conduit Loan Lender is replaced, unless a Liquidity Provider affirmatively consents to continue to act in the capacity as a Liquidity Provider, the Lessee must replace each such non-consenting Liquidity Provider, and (F) if a Liquidity Provider is replaced, unless the Conduit Loan Lender affirmatively consents to continue as Conduit Loan Lender, then the Lessee must also replace the Conduit Loan Lender. Each Investor and each Lender agrees to reasonably cooperate with the Lessee in its efforts to arrange replacements as contemplated by this Section 8.3.

        SECTION 8.4.    Transfers by the Lessee, etc.    Neither the Lessee nor the Construction Agent shall assign or transfer any of its rights or obligations under the Operative Documents to which it is a party, the Facility, any Equipment or the Overall Transaction, other than in respect of an assignment or transfer not prohibited under Section 6.1(u) (with such Section 6.1(u) being hereby deemed to incorporate the sublease, assignment and transfer provisions of the Operative Documents) and any purported transfer not meeting the terms of the pertinent Operative Document(s) shall be void.

        SECTION 8.5.    Extension of Lease Term Expiration Date and Maturity Dates.

  (a)
  The Lessee shall have the right, by notice to the Agents, the A1 Lenders and the Liquidity Providers at least 30 (but not more than 60) days prior to the then effective A1 Loan Maturity Date, to request a refinancing of all, but not less than all, of the A1 Loans and Facility Loans and an extension for a one year period of the A1 Loan Maturity Date and the Facility Loan Maturity Date, whereupon the Administrative Agent shall proceed in good faith using reasonable commercial efforts to arrange a refinancing of the A1 Loans and Facility Loans on terms acceptable to the Lessee, the A1 Lenders and the Liquidity Providers. The Administrative Agent shall not be required to attempt to arrange a refinancing (i) if a Designated Default or any Event of Default shall have occurred and be continuing or (ii) if such refinancing would have an adverse effect on the interest of any Investor or the holder of any B Loan in the Overall Transaction (unless agreed to by the B Lenders and the Investors). In connection with the foregoing, the Lessee agrees that (i) all out-of-pocket expenses (including reasonable legal fees and expenses and any taxes or duties) incurred by any Agent, A1 Lender or Liquidity Provider in connection with such refinancing (whether or not consummated) shall be paid by the Lessee, (ii) the documentation of such refinancing (including opinions of counsel and other ancillary documents) shall be reasonably satisfactory to the Agents, the A1 Lenders and the Liquidity Providers, (iii) all authorizations, approvals and consents which are necessary for such refinancing shall have been obtained, and (iv) all amounts due and owing in respect of the A1 Loans and the Facility Loans being refinanced (i.e., other than to the A1 Loans owing to the A1 Lenders or Facility Loans owing to the Liquidity Providers that have agreed to participate in such refinancing) under the Operative Documents shall have been paid in full or will have been paid in full upon the closing of the refinancing. Each A1 Lender and Liquidity Provider will notify the Administrative Agent and the Lessee in writing of whether or not it has consented to the proposed refinancing not later than 20 days after receipt of the extension request, and any A1 Lender or Liquidity Provider who does not so notify the Administrative Agent and the Lessee within such time will be deemed to have not consented to such refinancing. Each A1 Lender's and Liquidity Provider's determination with respect to any refinancing shall be a new credit determination and within such A1 Lender's and Liquidity Provider's sole and absolute discretion. If all of the A1 Loans and the Facility Loans are successfully refinanced for such additional one year period, then the parties hereto agree that the other Operative Documents will be deemed amended to the extent necessary, in the Administrative Agent's judgment, to give effect to such refinancing.

  (b)
  The Lessee may request in writing (an "Extension Option Request") to the Participants that the parties hereto agree

  (i)
  that the Maturity Date of the Loans and Investor Amounts that would otherwise mature on the then scheduled Lease Term Expiration Date and the Investor Maturity Date (as such Maturity Dates and Lease Term Expiration Date may have been extended from time to time (in accordance with the terms of this Section)) be extended for a period of one year, and

    (ii)
    in connection with the extension of the Maturity Dates, that the Lease Term Expiration Date also be extended (each such extension referred to as a "Renewal Term") for a one-year period from the then existing Lease Term Expiration Date (in each instance, an "Extension Option") in the first instance to follow the term that would otherwise expire on the Lease Term Expiration Date, and from year to year thereafter, if the first Extension Option is effected, to follow the immediately preceding Renewal Term.

Each Extension Option Request must be delivered in writing to each Participant not later than 180 days prior to the then effective Lease Term Expiration Date. Each Participant (including A1 Lenders and Liquidity Providers that may have previously agreed to extend the A1 Maturity Date or Facility Loan Maturity Date in accordance with Section 8.5(a)) will notify the Administrative Agent in writing of whether or not it has consented to any Extension Option Request not later than 45 days after receipt of the related Extension Option Request (the "Extension Option Response Date"). Any Participant who does not so notify the Administrative Agent and the Lessee by the Extension Option Response Date will be deemed to have not consented to such Extension Option Request. Any Participant that has notified the Administrative Agent and the Lessee that it has not consented to an Extension Option Request or that is deemed not to have consented, as provided in the preceding sentence, shall be deemed a "Non-Consenting Participant". Each Participant's determination with respect to an Extension Option Request shall be a new credit determination and within such Participant's sole and absolute discretion.

        Each Extension Option shall become binding as of the first date (the "Extension Option Effective Date" with respect to such Extension Option) on or after the Extension Option Response Date on which all Participants (other than Non-Consenting Participants who have been replaced by Replacement Participants in accordance with Section 8.5(c)) and Replacement Participants shall have consented to such Extension Request; provided that on both the date of the Extension Option Request and the Extension Option Effective Date, (x) each of the representations and warranties made by the Lessee in Article V hereof shall be true and correct in all material respects as if made on and as of each such date (except as expressly provided otherwise in the Extension Request), (y) no Lease Event of Default shall have occurred and be continuing, and (z) on each of such dates Administrative Agent shall have received a certificate of the Lessee as to the matters set forth in clauses (x) and (y) above; and provided further that in no event shall the Extension Option Effective Date occur unless each of the affected Participants (other than Non-Consenting Participants who have been replaced) and Replacement Participants in accordance with Section 8.5(c) shall have consented to the Extension Option Request on or before the Lease Term Expiration Date (as in effect before giving effect to any extension requested in such Extension Option Request).

  (c)
  At any time after the Extension Option Response Date, the Lessee shall be permitted to replace any Non-Consenting Participant with a replacement bank or other financial institution (a "Replacement Participant"); provided that, in addition to the requirements set forth in Section 8.3, (i) such Non-Consenting Participant shall sell (without recourse, other than a representation to the effect that such Non-Consenting Participant is the owner of its respective Loan, Note, Percentage Share, and Investor Certificate free and clear of all Liens, encumbrances and other interests attributable to it) to the Replacement Participant all Loans, Notes, Percentage Shares and/or Investor Certificates of such Non-Consenting Participant for an amount equal to, as applicable, (A) the aggregate outstanding principal amount of such Loans or Percentage Interests plus accrued interest to (but not including) the date of sale, or (B) the aggregate outstanding Investor Amount related to such Investor Certificates plus accrued Yield to (but not including) the date of sale, (ii) the Lessee shall pay to such Non-Consenting Participant any amounts arising under Section 9.9 (including if any Loans owing to, and/or Percentage Shares or Investor Certificates held by, such Non-Consenting Participant shall be purchased other than on the last day of the Interest Period or Interest

    Periods relating thereto), (iii) such replacement shall be made in accordance with the provisions of Section 8.3 (provided that the relevant Replacement Participant or Lessee shall be obligated to pay the reasonable transaction costs arising in connection therewith, (iv) the Replacement Participant shall have agreed to be subject to all of the terms and conditions of the Operative Documents (including the extension of the Maturity Dates) that were applicable to its predecessor-in-interest and (v) such replacement must be consummated no later than the then applicable Maturity Date addressed by the then pending Extension Option Request. A Non-Consenting Participant's rights under the indemnification provisions of the Operative Documents shall survive any sale of its Loans, Notes, Percentage Shares and/or Investor Certificates to a Replacement Participant.

ARTICLE IX

INDEMNIFICATION

        SECTION 9.1.    General Indemnification.

        SECTION 9.1.1.    General Indemnification.    Whether or not any of the transactions contemplated hereby shall be consummated, each of the Construction Agent and the Lessee jointly and severally shall pay and assume liability for, and does hereby agree to indemnify, protect, defend, save and keep harmless, on an After-Tax Basis, each Indemnitee from and against any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee), whether or not such Claim is covered by any other indemnification under this Article IX or such Indemnitee shall also be indemnified as to any such Claim by any other Person, whenever such Claim arises or accrues, including whether or not such Claim arises or accrues at any time prior to or after the applicable Maturity Date, in any way arising out of or relating to:

  (a)
  any of the Operative Documents or any of the transactions contemplated thereby, any investigation, litigation or proceeding in connection therewith, or any amendment, modification or waiver in respect thereof;

  (b)
  the Facility or Equipment or any part thereof or interest therein;

  (c)
  the purchase, mortgaging by the Lessee or its Affiliates, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, operation, condition, sale (including any sale or other transfer pursuant to the Lease), return or other disposition of all or any part of any interest in the Facility or Equipment or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon, including, without limitation: (i) Claims or penalties arising from any violation of law or in tort (strict liability or otherwise), (ii) any Claim resulting from or related to latent or other defects, whether or not discoverable, (iii) any Claim resulting from or related to the leasing of the Site or Construction thereon, (iv) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Facility or any part thereof, (v) the making of any Alterations in violation of any standards imposed by any insurance policies required to be maintained by the Lessee or the Construction Agent pursuant to this Participation Agreement, the Lease or the Construction Agency Agreement which are in effect at any time with respect to the Facility or any part thereof, (vi) any Claim for patent, trademark or copyright infringement, (vii) Claims arising from any public improvements with respect to the Site resulting in any change or special assessments being levied against the Site or any plans to widen, modify or realign any street or highway adjacent to the Site, or any Claim for utility "tap-in" fees or (viii) claims arising from any agreement, arrangement or instrument executed to fulfill, or enhance, develop or facilitate the construction, development or operation of the Facility;

  (d)
  the offer, issuance, sale, transfer or delivery of the Investor Certificates by the Lessor or payment by any Indemnitee to the Lessor pursuant to Section 7.1 of the Trust Agreement;

  (e)
  the breach by the Lessee or the Construction Agent of any covenant, representation or warranty made by it or deemed made by it in any Operative Document or any certificate delivered by it in connection therewith;

  (f)
  any contract or agreement entered into by Construction Agent, any of its respective designees or Affiliates or, if so requested, the Lessor, pursuant to the terms of the Construction Agency Agreement;

  (g)
  the transactions contemplated hereby or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code with respect to a Plan;

  (h)
  the retaining or employment of any broker, finder or financial advisor by any Lessee Person to act on its behalf in connection with this Participation Agreement;

  (i)
  any other agreement entered into or assumed by any Construction Agency Person in connection with the Facility, or (at the direction or with the consent of the Lessee or of the Construction Agent) by the Lessor; or

  (j)
  the ownership of the Site, or the development, construction or the construction financing of the Facility;

(including, in connection with each of the matters described in this Section 9.1 to which this indemnity shall apply, matters based on or arising from the negligence of any Indemnitee). The Lessee agrees to pay indemnification amounts owing by it pursuant to this Section (provided, that during the Construction Period and to the extent the Construction Agent is not permitted to pay such amounts under Section 9.1.3, the Construction Agent shall request (to the maximum amount then available) an Advance, the proceeds of which shall be used to pay the amounts owing).

        SECTION 9.1.2.    Exceptions to Indemnifications.    Notwithstanding the provisions of Section 9.1.1 or 9.1.3, neither the Lessee nor the Construction Agent shall be obligated to indemnify any particular Indemnitee (nor any of its Affiliates) under Section 9.1.1 or 9.1.3, and the Lessor shall not be required to indemnify a Construction Period Indemnitee under Section 9.1.3, for any Claim to the extent resulting from or arising out of: (i) such Indemnitee's fraud, gross negligence (it being understood that the Lessee and the Construction Agent shall be required to indemnify such Indemnitee (subject to the other provisions of this Section 9.1.2 and Section 9.1.3) even if the ordinary (but not gross) negligence of such Indemnitee, or any Affiliate thereof, caused or contributed to such Claim) or willful misconduct (other than the fraud, gross negligence or willful misconduct imputed as a matter of law to such Indemnitee solely by reason of entering into the Operative Documents or the consummation of the transactions contemplated thereby); (ii) the breach by such Indemnitee or any of its Affiliates of its respective representations and warranties in this Participation Agreement or any other Operative Document, or the breach by such Indemnitee or any of its Affiliates of its covenants as set forth in this Participation Agreement or in any other Operative Document; (iii) any Claim resulting from the imposition of any Lessor Lien attributable to such Indemnitee or its Affiliates; (iv) any Claim for environmental liability, which liability is addressed in Section 9.5; (v) any Claim to the extent attributable to acts or events which occur after the expiration of the Lease Term or earlier termination of the Lease and the return by the Lessee of the Facility in accordance with the terms thereof (except (A) to the extent fairly attributable to acts, events, liabilities or damages occurring or accruing prior thereto; (B) Claims arising following the termination or expiration of the Lease Term so long as the

Collateral Agent or any Participant continues to exercise remedies against the Lessee in respect of the Operative Documents and (C) Claims arising after the expiration of the Lease Term so long as the Lessor is remarketing the Facility (or any interest therein) in accordance with Section 7.1 of the Lease; (vi) any Claim for the recovery of Improvement Costs whether or not such Claim arises solely as a result of a Construction Agency Event of Default (which for the avoidance of doubt shall include Construction Breakage Costs and other amounts payable by the Construction Agent as Default Completion Costs) or costs incurred in remediating a Construction Agency Event of Default prior to the Lease Commencement Date, other than if such Claim results from the gross negligence or willful or intentional act or omission of any Construction Agency Person as to which the Lessee shall fully indemnify each Indemnitee under Section 9.1.1 (without the right to obtain an Advance therefor); (vii) any Claim in respect of Taxes (such claims to be subject to Section 9.2), other than a payment to make payments under Section 9.1 or 9.1.2 on an after-tax basis as provided in Section 9.4; (viii) with respect to any Indemnitee, any expense expressly provided under any of the Operative Documents to be paid or borne by such Indemnitee or its Affiliate; (ix) any Claim to the extent resulting from a voluntary transfer by any Indemnitee or its Affiliate of all or part of its interest in the Lease, the other Operative Documents or the Facility, other than while a Lease Event of Default or a Construction Agency Event of Default has occurred and is continuing or such transfer is required (pursuant to an act or omission of the Lessee or otherwise) under the Lease; or (x) any Claim to the extent resulting from a violation of Applicable Law by such Indemnitee or its Affiliates (other than (A) a violation of Applicable Law imputed as a matter of law to such Indemnitee or such Affiliate solely by reason of entering into the Operative Documents or the consummation of the transactions contemplated thereby and (B) a violation of Applicable Law resulting from the failure of the Lessee or the Construction Agent to perform its obligations under the Operative Documents). It is expressly understood and agreed that the indemnity provided for in Section 9.1.1 or 9.1.3 shall survive the resignation or removal of any Indemnitee, the expiration or termination of, and shall be separate and independent from any remedy under, the Lease, the Construction Agency Agreement or any other Operative Document.

        SECTION 9.1.3.    Construction Period Indemnification.    Notwithstanding the foregoing provisions of Section 9.1.1, to the extent any Claim under Section 9.1.1 relates to any act or omission occurring or arising prior to the Lease Commencement Date (other than with respect to Claims indemnifiable under Section 9.5), (i) the Lessee and the Construction Agent shall be obligated to indemnify only the Lessor and no other Person pursuant to Section 9.1.1 for such Claim, including any Claim for which the Lessor has an obligation to indemnify any Person pursuant to clause (iii) below, (ii) the Lessee's and the Construction Agent's obligations under Section 9.1.1 during such period shall exclude Claims resulting solely from a Nonrelated Construction Event, and (iii) the Lessor shall indemnify and keep harmless each Construction Period Indemnitee for such Claims. The Lessor's obligation to indemnify and hold harmless any Construction Period Indemnitee under this Section 9.1.3:

  (a)
  is not an individual or personal obligation of the Lessor, but solely its obligation in its capacity as the Lessor, and nothing herein shall be construed as creating any liability on the Lessor, individually or personally, to pay, indemnify or hold harmless any Indemnitee under this Article IX;

  (b)
  is not an obligation binding on the Lessor except to the extent of any payment received by the Lessor pursuant to Section 9.1.1; and

  (c)
  shall be paid and discharged solely and exclusively from amounts received by the Lessor pursuant to Section 9.1.1, and it is expressly agreed by each Construction Period Indemnitee that the sole recourse of each such Person for payment or discharge of the indemnification obligations created under Section 9.1.3(iii) shall be to such amounts paid by the Lessor pursuant to this Section 9.1.3, provided that upon request by a Construction Period Indemnitee, the Lessor shall demand indemnification from the Lessee and the Construction Agent pursuant to Section 9.1.1; and

  (d)
  is the sole and exclusive right of each Construction Period Indemnitee against the Lessor, and any right to proceed against the Lessor individually or otherwise under common law, federal or state securities laws or otherwise for indemnification or contribution in connection with the matters covered by this Section 9.1.3 is hereby expressly waived by each Indemnitee (other than claims that may be made against the Lessor, individually or personally, for fraud, gross negligence or willful misconduct).

        To the extent that any payments made pursuant to Section 9.1.1 or this Section 9.1.3 are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the Lessor to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indemnitee who received any such payments from the Lessor (or any portion thereof) shall repay any such amounts to the Lessor, or as may otherwise be directed by a court of competent jurisdiction.

        The indemnification obligations of Lessor under this Section 9.1.3 shall survive and be reinstated to the same extent, for the same period and in the same manner as the indemnification obligations of the Lessee.

        The right of any Construction Period Indemnitee to seek indemnification from the Lessor under this Section 9.1.3 is subject to and conditioned upon compliance by any such Construction Period Indemnitee with the notice, cooperation, appointment of counsel, contest rights and other provisions in Section 9.6.

        SECTION 9.2.    General Tax Indemnity.

  (a)
  Tax Indemnity.    The Lessee shall pay (provided that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay), defend and, on written demand, indemnify and hold harmless on an After-Tax Basis each Tax Indemnitee from and against any and all Claims for Taxes which may be imposed, on or with respect to any Tax Indemnitee, the Facility or any portion thereof, any Operative Document or the Lessee or any sublessee or user of the Facility in connection with (i) the acquisition, mortgaging, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, operation, condition, sale (including any sale pursuant to Article V, VII or XIV of the Lease), return or other disposition of all or any part of any interest in the Facility or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon, (ii) Base Rent or Supplemental Rent or the receipts or earnings arising from or received with respect to the Facility or any part thereof, or any interest therein or any applications or dispositions thereof, (iii) any other amount paid or payable pursuant to any Operative Documents, (iv) the Facility or any part thereof or any interest therein, (v) all or any of the Operative Documents, any other documents contemplated thereby and any amendments and supplements thereto (except to the extent not initiated or requested by or consented to by the Lessee in writing), (vi) the issuance of the Notes and Investor Certificates, (vii) any contract relating to the construction, acquisition or delivery of the Facility or the Equipment or any interest therein and (viii) otherwise in connection with the transactions contemplated by the Operative Documents; provided, however, that the indemnification obligation of this Section 9.2(a) shall not apply to (A) Taxes (other than Taxes that are or are in the nature of, sales, use, rental, transfer, property, stamp, value added or similar Taxes) which are based upon or measured by the Tax Indemnitee's net receipts or net income, or which are in substitution for, or relieve such Tax Indemnitee from, any actual Tax based upon or measured by such Tax Indemnitee's net receipts or net income (including Taxes that are or are in the nature of minimum Taxes, capital gains, branch profit Taxes, Tax preference items or alternative minimum Taxes; and including Taxes based on gross income or gross receipts where such Taxes would, in such Taxable year, be based on net income or net receipts based solely on the transactions contemplated by the Operative Documents); provided, that such Taxes shall not be excluded under this clause A to the extent such Taxes would have been imposed had the location, possession or use of the Facility or any part thereof or interest therein, the location or the operation of the Lessee in, or the Lessee's making payments under the Operative Documents from the jurisdiction imposing such Taxes been the sole connection between such Tax Indemnitee and the jurisdiction imposing such Taxes; provided, further, that this clause A shall not be interpreted to prevent a payment being made on an After-Tax basis if such payment is otherwise required to be so made; (B) Taxes characterized under state or local law as franchise, net worth, or shareholder's capital (other than Taxes that are or are in the nature of, sales, use, rental, transfer, property, stamp, value added or similar Taxes); (C) if no Construction Agency Event of Default or Lease Event of Default exists, Taxes based upon the voluntary transfer, assignment or disposition by a Tax Indemnitee or any Affiliate thereof or any interest in such Tax Indemnitee, or any interest in any of the Facility, the Loans or the Investor Amount or any part thereof or any interest therein (other than transfers pursuant to the Security Documents, transfers pursuant to the exercise of a Purchase Option, or the Remarketing Option or otherwise pursuant to the Lease or at the request of the Lessee or the Construction Agent), but only as to amounts in excess of that which would have been payable by the Lessee or Construction Agent if no transfer, assignment or disposition had occurred; (D) Taxes imposed or payable by a Tax Indemnitee to the extent imposed with respect to any period after the later of (x) the termination of the Lease and (y) the return of the Facility; (E) any Tax to the extent that such Tax would have been imposed without regard to the transactions contemplated by the Operative Documents; (F) Taxes or liability resulting from any prohibited transaction described in Section 406 or 407 of ERISA or Section 4975(c) of the Code or any successor provisions thereto that may arise in connection with any transaction contemplated by the Operative Documents; (G) Taxes imposed against or payable by a Tax Indemnitee pursuant to Section 3406 of the Code; (H) any interest, penalties or additions to Tax imposed against or payable by a Tax Indemnitee that are the result of the failure of such Tax Indemnitee to file any return properly and timely, unless such failure is caused by the failure of the Lessee or the Construction Agent to forward to such Tax Indemnitee any information such Tax Indemnitee has reasonably requested from the Lessee or the Construction Agent (other than information reasonably obtainable by, or in the possession of, such Tax Indemnitee) or to provide such Tax Indemnitee on a timely basis with any notifications or notices received by the Lessee or the Construction Agent with respect to such return from any applicable Taxing authority; and (I) except as set forth in Section 9.3, withholding Taxes. Notwithstanding the foregoing, (x) the Lessee and the Construction Agent shall not be required to indemnify under this Section 9.2 for (1) as to any particular Tax Indemnitee, any Claim to the extent resulting from the gross negligence, willful misconduct or criminal conduct of such Tax Indemnitee itself (as opposed to such conduct being imputed to such Tax Indemnitee), any representation or warranty by such Tax Indemnitee in any of the Operative Documents being incorrect in any material respect, or the breach by such Tax Indemnitee of any of the provisions of the Operative Documents, except to the extent such breach is caused by a breach by the Lessee or the Construction Agent of any of its representations and warranties; and (2) any Claim resulting from Lessor Liens and (y) the Lessee shall be required to indemnify for Taxes imposed by a jurisdiction outside of the United States as a result of (i) the payment by the Lessee or the Construction Agent of any amount pursuant to this Participation Agreement or the other Operative Documents from, (ii) the booking by the Lessee of some or all of the transaction contemplated by the Operative

    Documents in, (iii) the location, possession or use of the Facility or any part thereof or interest therein in, or (iv) the location or the operation of the Lessee in such jurisdiction.

        Notwithstanding the foregoing, the exclusions from the Lessee's indemnification obligation of this Section 9.2(a) set forth in sub-clauses (A), (B) and (C) (to the extent that any such Tax is imposed by its express terms in lieu of or in substitution for a Tax set forth in subclauses (A), (B) and (C) above) shall not apply (but the other exclusions shall apply) to any Taxes or any increase in Taxes imposed on a Tax Indemnitee net of any decrease in Taxes realized by such Tax Indemnitee, to the extent that the imposition of such Taxes or such Tax increase (or, if applicable, such decrease in Taxes) would not have occurred if on each Advance Date the Lessor had advanced funds to the Lessee in the form of a loan secured by the Facility in an amount equal to the Advance funded on such Advance Date, with debt service for such loans equal to the Base Rent payable on each Scheduled Payment Date and a principal balance at the maturity of such loan in an amount equal to the Lease Balance at the end of the Lease Term.

  (b)
  Contests.    The Lessee shall pay (provided that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay) on or before the time or times set forth in Section 9.2(c) all Taxes indemnifiable by the Lessee under Section 9.2(a); provided, however, that the Lessee shall be under no obligation to pay any such Tax so long as the payment of such Tax is not delinquent or is being contested by a Permitted Contest which is being conducted pursuant to the provisions of this Section 9.2(b). If any written Claim or Claims is or are made against any Tax Indemnitee for any Tax which is subject to indemnification as provided in Section 9.2(a) or if any Tax Indemnitee shall determine that any Taxes as to which the Lessee may have an indemnity obligation pursuant to this Section 9.2 may be payable, such Tax Indemnitee shall, as soon as practicable, but in no event more than thirty (30) days after receipt of formal written notice of the Tax or proposed Tax, notify the Lessee; provided, however, that the failure to give such notice shall not limit the Lessee's obligations under Section 9.2(a) except to the extent that such failure effectively precludes the ability to conduct a contest of any indemnifiable Taxes. The Tax Indemnitee shall not take any action with respect to such Claim, proceeding or Tax without the written consent of the Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for 30 days after the receipt of such notice by the Lessee; provided, however, that in the case of any such Claim or proceeding, if such Tax Indemnitee shall be required by law or regulation to take action prior to the end of such 30-day period, such Tax Indemnitee shall in such notice to the Lessee, so inform the Lessee, and such Tax Indemnitee shall not take any action with respect to such Claim, proceeding or Tax without the consent of the Lessee (such consent not to be unreasonably withheld or unreasonably delayed) for 10 days after the receipt of such notice by the Lessee, unless the Tax Indemnitee shall be required by law or regulation to take action prior to the end of such 10-day period.

        The Lessee shall be entitled for a period of 30 days from receipt of such notice from the Tax Indemnitee (or such shorter period as the Tax Indemnitee has notified the Lessee is required by law or regulation for the Tax Indemnitee to commence such contest), to request in writing that such Tax Indemnitee permit the Lessee to contest the imposition of such Tax, at the Lessee's sole cost and expense. If (x) such contest can be pursued in the name of the Lessee and independently from any other proceeding involving a liability of such Tax Indemnitee for which the Lessee has not agreed to indemnify such Tax Indemnitee, (y) such contest must be pursued in the name of the Tax Indemnitee, but can be pursued independently from any other proceeding involving a Tax liability of such Tax Indemnitee for which the Lessee has not agreed to indemnify such Tax Indemnitee or (z) the Tax Indemnitee so requests, then the Lessee shall be permitted to control the contest of such Claim, provided that in the case of a contest described in any of clause (x), (y) or (z), if such Tax Indemnitee reasonably determines that such contest by the Lessee could have an adverse impact on the business or operations of the Tax Indemnitee and Tax Indemnitee provides notice to the Lessee of such determination, the Tax Indemnitee may elect to control or reassert control of the contest. In all other Claims requested to be contested by the Lessee, the Tax Indemnitee shall control the contest of such Claim, acting through counsel reasonably acceptable to the Lessee. In no event shall the Lessee be permitted to contest (or the Tax Indemnitee required to contest) any Claim, (A) if such Tax Indemnitee provides the Lessee with a legal opinion of independent counsel that such action, suit or proceeding involves a risk of imposition of criminal liability or will involve a meaningful risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Facility or any part thereof, unless the Lessee shall have posted and maintained a bond or other security reasonably satisfactory to the relevant Tax Indemnitee in respect to such risk, (B) if an Event of Default has occurred and is continuing, unless the Lessee shall have posted and maintained a bond or other security reasonably satisfactory to the relevant Tax Indemnitee in respect of the Taxes subject to such Claim and any and all expenses for which the Lessee is responsible hereunder reasonably foreseeable in connection with the contest of such Claim, (C) unless the Lessee shall have agreed to pay and shall pay (provided that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay) to such Tax Indemnitee on demand all reasonable out-of-pocket costs, losses and expenses that such Tax Indemnitee may incur in connection with contesting such imposition, including all reasonable legal, accounting and investigatory fees and disbursements as well as the impositions which are the subject of such Claim to the extent the contest is unsuccessful, or (D) if such contest shall involve the payment of the Tax prior to the contest, unless the Lessee shall provide to the Tax Indemnitee an interest-free advance in an amount equal to the Tax that the Tax Indemnitee is required to pay (with no additional net after-Tax costs (including Taxes) but taking into account any net Tax savings associated with such advance to such Tax Indemnitee). In addition, for Tax Indemnitee controlled contests and Claims contested in the name of the Tax Indemnitee in a public forum, no contest shall be required: (A) unless the amount of the potential indemnity (taking into account all similar or logically related Claims that have been or could be raised in any audit involving such Tax Indemnitee for which the Lessee may be liable to pay an indemnity under this Section 9.2) exceeds $100,000 and (B) unless, if requested by the Tax Indemnitee, the Lessee shall have provided to the Tax Indemnitee an opinion of independent Tax counsel selected by the Tax Indemnitee and reasonably acceptable to the Lessee) that there is a "realistic possibility of success" for such contest under Applicable Laws and the standards of ABA Formal Opinion 85-352 or, in the case of an adverse judicial determination, that a substantial likelihood exists for a reversal or substantial modification of such decision on appeal. In no event shall a Tax Indemnitee be required to appeal an adverse judicial determination to the United States Supreme Court.

        The party conducting the contest shall consult in good faith with the other party and its counsel with respect to the contest of such Claim for Taxes (or Claim for refund) but the decisions regarding what actions to be taken shall be made by the controlling party in its sole judgment, provided, however, that if the Tax Indemnitee is the controlling party and the Lessee recommends the acceptance of a settlement offer made by the relevant Governmental Authority and such Tax Indemnitee rejects such settlement offer, then the amount for which the Lessee will be required to indemnify such Tax Indemnitee with respect to the Taxes subject to such offer shall not exceed the amount which it would have owed if such settlement offer had been accepted. In addition, the controlling party shall keep the non-controlling party reasonably informed as to the progress of the contest, and shall provide the non-controlling party with a copy of (or appropriate excerpts from) any reports or Claims issued by the relevant auditing agents or Taxing authority to the controlling party thereof, in connection with such Claim or the contest thereof.

        Each Tax Indemnitee shall supply the Lessee with such information and documents within such Tax Indemnitee's possession reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 9.2(b), and the Lessee shall promptly reimburse such Tax Indemnitee for the reasonable out-of-pocket expenses of supplying such information and documents.

        Notwithstanding anything contained herein to the contrary, a Tax Indemnitee will not be required to contest (and the Lessee shall not be permitted to contest) a Claim with respect to the imposition of any Tax if (i) such Tax Indemnitee shall waive its right to indemnification under this Section 9.2 with respect to such Claim and shall pay to the Lessee any amount previously paid or advanced by the Lessee pursuant to this Section 9.2 or (ii) such Tax is the sole result of a Claim of a continuing and consistent nature, which Claim has previously been resolved against the relevant Tax Indemnitee (unless a change in law or facts has occurred since such prior adverse resolution and the Lessee provides, at the Lessee's expense, an opinion of independent Tax counsel reasonably acceptable to such Tax Indemnitee to the effect that it is more likely than not that such change in law or facts will result in a favorable resolution of the Claim at issue).

  (c)
  Payments.    Subject to Section 9.2(b), any Tax indemnifiable under Section 9.2(a) shall be paid directly when due to the applicable Taxing authority if direct payment is practicable and permitted. If direct payment to the applicable Taxing authority is not permitted or is otherwise not made, any amount payable to a Tax Indemnitee pursuant to Section 9.2(a) shall be paid within thirty (30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable or, in the case of Taxes which are being contested in accordance with the provisions of Section 9.2(b), the time such contest is finally resolved. Any payments made pursuant to Section 9.2(a) directly to the Tax Indemnitee entitled thereto or the Lessee, as the case may be, shall be made in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in Schedule II. Subject to Section 9.2(b), upon the request of any Tax Indemnitee with respect to a Tax that the Lessee is required to pay, the Lessee shall furnish to such Tax Indemnitee the original or a certified copy of a receipt (if available) for its payment of such Tax or such other evidence of payment as is reasonably acceptable to such Tax Indemnitee. If the Tax Indemnitee has actual knowledge of the Lessee's failure to pay any Tax required to be paid by the Lessee hereunder, such Tax Indemnitee shall notify the Lessee of such failure within 30 days of such Tax Indemnitee's obtaining such actual knowledge.

        Upon receipt by a Tax Indemnitee of a refund or credit of all or part of any Taxes paid or indemnified against by the Lessee, which refund or credit was not previously taken into account in determining the amount of the Lessee's payment to such Tax Indemnitee, such Tax Indemnitee shall pay to the Lessee, on a grossed-up basis as set forth in Section 9.4(b), an amount equal to the amount of such refund, plus any interest received by or credited to such Tax Indemnitee with respect to such refund; provided, however, that as long as an Event of Default is continuing any such amounts may be applied against any amounts due and owing by the Lessee under the Lease or the other Operative Documents; provided, further, however, that no Tax Indemnitee shall be required to pay to the Lessee any refund or credit to the extent such refund or credit is greater than the amount of Taxes in respect of which payment or indemnification was made by the Lessee or is then due from the Lessee, reduced by all prior payments by such Tax Indemnitee under this Section 9.2(c) in respect of such amount. If such repaid refund or credit is thereafter lost, the additional Tax payable shall be treated as a Tax indemnifiable hereunder without regard to the exclusions from indemnified Taxes set forth in Section 9.2(a).

  (d)
  Reports.    If any report, return or statement is required to be filed with respect to any Taxes that are subject to indemnification under Section 9.2(a); the Lessee shall, if the Lessee is permitted by Applicable Laws, timely prepare and file such report, return or statement; provided, however, that if the Lessee is not permitted by Applicable Laws to file any such report the Lessee will promptly so notify the appropriate Tax Indemnitee, in which case the Tax Indemnitee will file any such report after preparation thereof by the Lessee, provided, that in each case such Tax Indemnitee shall have furnished the Lessee with such information not within the control of (or otherwise reasonably available to) the Lessee, as is in such Tax Indemnitee's control or is reasonably available to such Tax Indemnitee and necessary to file such filing. The Lessee will deliver any such return, together with immediately available funds for payment of any Tax due, to such Tax Indemnitee at least twenty (20) days in advance of the date such return or payment is due. The Lessee agrees that, with respect to Taxes pertaining to the Facility, the Lessee shall be solely responsible for the accuracy, except to the extent of any information provided by the Tax Indemnitee, and completeness of all required forms for execution by the appropriate Person, and Tax Indemnitee's sole responsibility shall be to execute all such forms, to the extent required by Applicable Laws, at the reasonable direction of the Lessee. If the Tax Indemnitee has actual knowledge of the Lessee's failure to file any report required to be filed by the Lessee hereunder, such Tax Indemnitee shall notify the Lessee of such failure within 30 days of obtaining such actual knowledge. All of the Lessee's preparation and filing obligations pursuant to this Section 9.2(d) shall be at Lessee's sole cost and expense.

  (e)
  Tax Ownership.    Unless judicially determined to the contrary, each of the Lessor, the Lenders and the Investors (and the respective successors, assigns and transferees of each of the foregoing) covenants, represents and warrants that it will not claim ownership for United States Tax purposes of (or any Tax benefits, including depreciation, with respect to ownership of) the Facility prior to the termination of the Lease, it being understood that the Lessee is and will remain the owner of the Facility for such income Tax or other Tax purposes during the term of the Lease. Nothing in this Section 9.2 shall require any Participant to disclose any Tax returns to the Lessee.

        SECTION 9.3.    Withholding Tax.

  (a)
  On the Initial Advance Date, or in the case of a Person that actually becomes a Participant after the Initial Advance Date at least ten (10) Business Days prior to the first date on which any payment is due hereunder to such Participant, each Participant that is a Non-U.S. Person shall deliver to each of the Lessee, the Lessor, the Conduit Loan Lender (if such Participant is a Liquidity Provider) and the Administrative Agent, the Prescribed Forms. If any Participant that is a Non-U.S. Person is unable to so deliver the Prescribed Forms, the Lessee, the Lessor and the Administrative Agent, or any other appropriate party, shall be entitled to withhold from any payments to such Participant under this Participation Agreement, the Conduit Loan Lender shall be entitled to withhold from any payments to such Participant under the Liquidity Agreement and the Administrative Agent shall be entitled to withhold from any payments to such Participant under the Loan Agreements, such amounts of Tax as may be required by law to be so withheld, after taking into account any reduction in the rate of applicable withholding Tax to which such Participant may establish its eligibility by duly filing an IRS Form W-8BEN or W-8ECI (or successor form) with the Lessee, the Lessor and the Administrative Agent, and none of the Lessee, the Construction Agent, the Lessor or the Administrative Agent shall have any obligation to pay such Participant for any Taxes so withheld, except as provided in Section 9.3(b).

  (b)
  If any change occurs after a Non-U.S. Person becomes a Participant which renders the Prescribed Forms previously delivered by such Participant inapplicable or, in the case of any

    Prescribed Form that is not, by its terms, effective for the Lease Term, which would prevent such Person from duly completing and delivering any renewal, extension or continuation of a Prescribed Form previously filed by such Person, such Participant shall promptly (after obtaining actual knowledge of such change) advise the Administrative Agent, the Lessee, the Lessor and the Conduit Loan Lender (if such Participant is a Liquidity Provider) that it is no longer capable of receiving payments without the withholding of United States Tax and that the Administrative Agent, the Lessee, the Lessor and the Conduit Loan Lender (if such Participant is a Liquidity Provider) are obligated to withhold United States Tax from payments by them to such Participant. Notwithstanding any other provision of this Participation Agreement to the contrary, if any such change involves a change in a treaty, law or regulation (or a published change in the interpretation or application thereof), the Lessee shall be obligated to pay (provided that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay) such Participant, on an After-Tax Basis, for any United States Tax (other than Excluded Taxes) which must be withheld from payments made to such Participant under this Participation Agreement after such Participant notifies the Lessee and the Lessor of such change, but only if and to the extent that the obligation to withhold such United States Tax arises solely by reason of a change in treaty, law, or regulation which takes effect after the date on which such Participant became a Participant.

  (c)
  If and to the extent the Lessor (or its agent) has in good faith attempted to comply with its obligation to withhold Taxes and a claim is made against it or another Tax Indemnitee, as between the Lessee and the Lessor (or its agent), the Lessee shall be responsible for, and the Lessee shall indemnify and hold harmless the Lessor (or its agent) (without any duplication of indemnification otherwise required under this Participation Agreement) on an After-Tax Basis against, such claim to the extent the Lessor (or its agent) has paid funds to any Governmental Authority with respect to such withholding Taxes or has received a demand therefor (provided that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay such funds).

  (d)
  Should a Participant ever receive any refund, credit or deduction from any Taxing authority to which such Participant would not be entitled but for the payment by the Lessee of any United States Tax, pursuant to Section 9.3(b), such Participant thereupon shall repay to the Lessee an amount with respect to such refund, credit or deduction equal to any net reduction in Taxes actually obtained by such Participant which is attributable to such refund, credit or deduction (but not in excess of the amount of the related payment paid by the Lessee to, or for, the Participant pursuant to Section 9.3(b)); provided, however, that as long as an Event of Default is continuing any such repayment may be applied against any amounts due and owing by the Lessee under the Lease or other Operative Documents.

  (e)
  Notwithstanding anything herein to the contrary, the Lessee shall indemnify any Tax Indemnitee against any Taxes imposed by way of withholding by a jurisdiction outside of the United States solely as a result of (i) the payment by the Lessee of any amount pursuant to this Participation Agreement or the other Operative Documents from, (ii) the booking by the Lessee of some or all of the transactions contemplated by the Operative Documents in, (iii) the location, possession or use of the Facility or any part thereof or interest therein in, or (iv) the location or the operation of the Lessee such jurisdiction.

        SECTION 9.4.    Calculation of General Tax Indemnity Payments.    (a) Any payment or indemnity to or for the benefit of any Tax Indemnitee with respect to a Tax which is subject to indemnification under Section 9.2(a) shall (A) (other than payment of Taxes to applicable Governmental Authorities) reflect the actual current net savings available to such Tax Indemnitee or any Affiliate thereof resulting from the current deduction of such indemnified Tax or the event or circumstance giving rise thereto (such current net savings to be determined on an incremental basis after taking into account all other available deductions of the Tax Indemnitee) and (B) include, after taking into account the savings described in clause (A), the amount necessary to hold such Tax Indemnitee harmless on an After-Tax Basis; provided that, at the request of the Lessee, a Tax Indemnitee will certify to the Lessee the extent, if any, to which such Tax Indemnitee was able to use currently such deduction on its Tax return. If, by reason of any payment made to or for the account of a Tax Indemnitee by Lessee pursuant to Section 9.2, or the event or circumstance giving rise to such payment, such Tax Indemnitee or an Affiliate actually realizes a net Tax benefit, savings, deduction or credit not taken into account in computing such payment, such Tax Indemnitee shall promptly pay to the Lessee an amount equal to the sum of (x) the actual net reduction in Taxes, if any, realized by such Tax Indemnitee or any Affiliate thereof attributable to such net Tax benefits, savings, deduction or credits and (y) the actual net reduction in any Taxes realized by such Tax Indemnitee or an Affiliate as the result of any payment made by such Tax Indemnitee pursuant to this sentence; provided that, no Tax Indemnitee shall be obligated to make any payment pursuant to clause (x) of this Section 9.4(a) to the extent that the amount of such payment would exceed (1) the amount of all prior payments of Tax or payments under Section 9.2(c) paid by the Lessee to or on behalf of such Tax Indemnitee pursuant to this Section 9.4 less (2) the amount of all prior payments pursuant to this Section 9.4(a) and described in clause (x) by such Tax Indemnitee to the Lessee; but any such excess shall reduce pro tanto any amount of Taxes under Section 9.2 that the Lessee is subsequently obligated to pay directly to such Tax Indemnitee (as opposed to directly to any Taxing authority pursuant to the first sentence of Section 9.2(c)) pursuant to this Section 9.4; provided, further, that as long as an Event of Default is continuing any such repayment may be applied against any amounts due and owing by the Lessee under the Lease or other Operative Documents.

  (b)
  After-Tax Basis.    If a Tax Indemnitee shall not be entitled to a corresponding and equal deduction or deductions for United States Tax purposes with respect to any payment or Tax which the Lessee is required to pay or reimburse under any other provision of this Article IX (each such payment or reimbursement an "Original Payment"), in the same Taxable year of such Tax Indemnitee as the year of inclusion in its Taxable income of such Original Payment, then the Lessee shall pay (provided that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay) to such Tax Indemnitee on demand the amount of such Original Payment on a grossed-up basis (referred to as the "After-Tax Basis") such that after subtracting all United States Taxes imposed on such Tax Indemnitee with respect to such Original Payment (including any required gross-up), (determined for this purpose based on the highest marginal federal income tax rate applicable to corporations for the relevant period or periods and the highest applicable state or local marginal rates of such taxing authority applicable to corporations for the relevant period or periods), such payments shall be equal to the Original Payment (net of any credits, deductions or other Tax benefits then actually recognized that arise from the payment or deemed payment by such Tax Indemnitee of any amount, including Taxes, for which the payment received or deemed received is made). If a Tax Indemnitee is subsequently entitled to a corresponding and equal deduction in the same Taxable year as the year of inclusion in its Taxable income, such Tax Indemnitee shall pay to the Lessee an amount equal to the amount paid as a gross-up with respect to such Original Payment; provided, however, that as long as an Event of Default is continuing any such repayment may be applied against any amounts due and owing by the Lessee under the Lease or other Operative Documents.

        SECTION 9.5.    Environmental Indemnity.    Without limitation of the other provisions of this Article IX, the Lessee hereby agrees to indemnify, hold harmless and defend each Indemnitee from and against any and all Claims (including claims for natural resources damages and third party claims for personal injury or real or personal property damage), losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable and documented third party costs and expenses incurred in connection therewith (including, but not limited to, reasonable and documented attorneys', paralegals', experts' and/or consultant's fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, or judicial proceeding, arising in whole or in part, out of:

  (a)
  the presence on or under the Facility of any Hazardous Materials, or any releases or discharges, or threatened releases or discharges of any Hazardous Materials on, under, from or onto the Facility, whether from historic or future threatened releases of Hazardous Materials,

  (b)
  any activity, including construction, carried on or undertaken on or off the Facility, and whether by the Lessee, the Construction Agent or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee, the Construction Agent or any predecessor in title, or any other Person (including such Indemnitee), in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under the Facility,

  (c)
  loss of or damage to any property or the environment (including clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws, in each case arising from or in any way related to the Facility, the Equipment, the Lessee or the Overall Transaction,

  (d)
  any claim concerning lack of compliance of the Facility with Environmental Laws, or any act or omission causing an environmental condition that requires remediation or would allow any Governmental Authority to record a Lien on the land records, or

  (e)
  any residual contamination on or under the Facility, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any Hazardous Materials, and irrespective of whether any of such activities were or will be undertaken in accordance with Applicable Laws;

provided, however, the Lessee and Construction Agent shall not be required to indemnify any Indemnitee under this Section 9.5 for (1) any Claim to the extent resulting from the willful misconduct or gross negligence of an Indemnitee, or any Affiliate of such Indemnitee (it being understood that the Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee, or any Affiliate of such Indemnitee, caused or contributed to such Claim) or (2) any Claim to the extent attributable to acts or events which occur after the expiration of the Lease Term or earlier termination of the Lease and the return of the Facility by the Lessee in accordance with the terms thereof (except (A) to the extent fairly attributable to acts, events, liabilities or damages occurring or accruing prior thereto; (B) Claims arising following the termination or expiration of the Lease Term so long as any Agent or any Participant continues to exercise remedies against the Lessee in respect of the Operative Documents and (C) Claims arising after the expiration of the Lease Term so long as the Lessor is remarketing the Facility (or any interest therein) in accordance with Section 7.1 of the Lease). It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of, and shall be separate and independent from any remedy under, the Lease or any other Operative Document.

        SECTION 9.6.    Proceedings in Respect of Claims.    With respect to any amount that the Lessee is requested by an Indemnitee to pay by reason of Section 9.1 or 9.5, such Indemnitee shall, if so requested by the Lessee and prior to any payment, submit such additional information to the Lessee as the Lessee may reasonably request and which is in the possession of such Indemnitee to substantiate properly the requested payment.

        In case any action, suit or proceeding shall be brought against any Indemnitee in respect of a Claim covered by the Lessee's indemnification obligations, such Indemnitee shall promptly notify the Lessee of the commencement thereof, and the Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof; provided, however, that the Lessee shall keep such Indemnitee fully apprised of the status of such action, suit or proceeding and shall provide such Indemnitee with all information with respect to such action, suit or proceeding as such Indemnitee shall reasonably request, and provided, further, that the Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any risk of imposition of criminal liability or creates a material risk of the sale, loss or forfeiture of the Facility or impairs in any way the payment of Base Rent or Supplemental Rent or the Lien of the Mortgage or gives rise to the creation of any Lien other than a Permitted Lien with respect to the Facility or any portion thereof or (y) the control of such action, suit or proceeding would involve an actual or potential conflict of interest (as set forth in a written legal opinion of independent counsel to such Indemnitee (based on factual determinations set forth in a certificate furnished by such Indemnitee to its counsel, upon which certificate counsel to such Indemnitee may rely), which opinion shall be reasonably satisfactory to the Lessee), (B) such proceeding involves material Claims not fully indemnified by the Lessee which the Lessee and the Indemnitee have been unable to sever from the indemnified Claim(s), (C) an Event of Default has occurred and is continuing or (D) the Lessee has not acknowledged in writing that such Claim is fully indemnified by the Lessee hereunder. The Indemnitee may participate in a reasonable manner at its own expense with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing. The Lessee may enter into any settlement or other compromise on behalf of the Indemnitee with respect to any Claim which is entitled to be indemnified under Section 9.1 or 9.5, and which the Lessee has acknowledged its obligation to indemnify, without the prior written consent of the Indemnitee, except as to any settlement or compromise requiring the performance of any obligation by the Indemnitee (unless such obligation can be performed by the Lessor) or an admission of wrongdoing or liability of such Indemnitee.

        Each Indemnitee shall, at the sole expense of the Lessee (provided that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay such expenses), supply to the Lessee such information, documents and the identity of witnesses reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 9.6 and which are reasonably available to such Indemnitee. Unless a Lease Event of Default or Construction Agency Event of Default or any other Event of Default caused by a Lease Default or Construction Agency Default has occurred and is continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 9.1 or 9.5 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 9.1 or 9.5 with respect to such Claim.

        Upon payment in full of any Claim by the Lessee pursuant to Section 9.1 or 9.5 to or on behalf of an Indemnitee, the Lessee, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with Lessee and give such further assurances as are necessary or advisable to enable Lessee vigorously to pursue such claims, all at the Lessee's expense.

        Any amount payable to an Indemnitee pursuant to Section 9.1 or 9.5 shall be paid to such Indemnitee promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

        Any Construction Agency Indemnitee shall be deemed an "Indemnitee" for purposes of this Section 9.6.

        SECTION 9.7.    Additional Costs; Capital Adequacy.    The Lessee shall pay (provided that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay) the following amounts ("Increased Costs"):

  (a)
  Additional Costs.    If any change after the date of this Participation Agreement in Applicable Laws or in the interpretation thereof by any Governmental Authority charged with the administration thereof imposes any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Participant (other than in respect of ABR Loans), and the result of any of the foregoing is to increase the cost to such Participant of making or maintaining such Participant's Loans or Investor Amounts or committing to make such Loans or Investor Amounts, or providing a commitment under the applicable Loan Agreement, by an amount which such Participant deems to be material, then such Participant may, promptly upon becoming aware of such additional cost, notify the Lessee and thereafter the Lessee shall pay to such Participant upon its demand the additional amount or amounts necessary to compensate such Participant for such additional cost accruing from and after the date of notice.

  (b)
  Capital Adequacy.    If any change after the date of this Agreement in Applicable Laws regarding capital adequacy or in the interpretation thereof by any Governmental Authority charged with the administration thereof does or shall have the effect of reducing the rate of return on a Participant's capital as a consequence of its obligations hereunder or under the applicable Loan Agreement to a level below that which such Participant could have achieved but for such change or interpretation (to the extent such change or interpretation has not been reflected in the pricing of such Participant's Loans or Investor Amounts and taking into consideration such Participant's policies with respect to capital adequacy) by an amount deemed by such Participant to be material, then such Participant may, promptly upon becoming aware of such reduced return, notify the Lessee thereof and thereafter the Lessee shall pay to such Participant upon its demand the additional amount or amounts necessary to compensate such Participant for such reduced return accruing from and after the date of notice.

        SECTION 9.8.    Illegality.    If at any time any Participant or its applicable lending office shall have determined in good faith (which determination shall be conclusive) that the making or maintenance of Eurodollar Loans has been made impracticable or unlawful because of compliance by such Participant in good faith with any law or the administration thereof by any official body charged with the interpretation or administration thereof or because U.S. dollar deposits in the amount and maturity of the Eurodollar Loans are not generally available in the London Eurodollar interbank market, then such Participant shall forthwith give the Lessee and Administrative Agent notice thereof and the obligation to continue the Eurodollar Loans shall terminate and the Lessee shall, at its option, convert the outstanding Eurodollar Loans into ABR Loans or prepay the Eurodollar Loans, such conversion or prepayment to become due, in the case of impracticability, on the last day of the Interest Period in effect at the time notice of impracticability is given and, in the case of illegality, on the last day of the last Interest Period to end prior to the effectiveness of the applicable change in law or such earlier date as may be required by the relevant law or regulation.

        SECTION 9.9.    Compensation.    (a) If the Lessee funds directly or indirectly a prepayment of any Loan or Investor Amount on a day other than the last day of an Interest Period, or if a Loan or Investor Amount is not made on the Advance Date specified therefor (other than as a result of a default by such Participant), the Lessee shall pay (provided that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay) to a Participant upon its demand an amount which will compensate such Participant for any loss or expense incurred as a result of any such event in respect of funds obtained for the purpose of making or maintaining such Loan or Investor Amount (but not for any loss of profit in respect of any such event), provided, that payments under this Section 9.9 shall not be due to any Person entitled to payment by reason of Section 2.2.7.

  (b)
  Notwithstanding anything to the contrary contained herein or otherwise, if on any day (including a day that principal is due) all or any portion of any Conduit Loan held by the Conduit Loan Lender is repaid or prepaid on a date prior to the Conduit Loan Maturity Date (a "CP Loan Payment Date"), and the principal amount of such repayment or prepayment is in excess of the principal component of Allocated Commercial Paper of the Conduit Loan Lender which matures on such CP Loan Payment Date (such excess, the "CP Excess Amount"), the Lessee shall, on such CP Loan Payment Date, pay to the Conduit Loan Lender an amount equal to the sum of (a) all interest (at the applicable CP Rate plus the Applicable Margin plus the Program Fee) that would have accrued (had such CP Loan Payment Date not occurred) hereunder on such CP Excess Amount through and including the later to occur of (i) the day on which the aggregate principal component of Allocated Commercial Paper of the Conduit Loan Lender which will mature on or after the relevant CP Loan Payment Date equals or exceeds such CP Excess Amount or (ii) the day on which the latest maturing rate Hedge Agreement entered into by the Conduit Loan Lender and relating to the Allocated Commercial Paper described in clause (i) of this paragraph matures (such later date, the "Funding Maturity Date"), plus (b) any amounts required to be paid to unwind any relevant rate Hedge Agreements; provided, that the Conduit Loan Lender shall, on the applicable Funding Maturity Date, make a payment to the Lessee in an amount equal to the income (less the reasonable costs and expenses of obtaining such income), if any, actually received by such Conduit from investing the CP Excess Amount for the period from the CP Loan Payment Date until such Funding Maturity Date. The Conduit Loan Lender agrees that if the Lessee gives it reasonable advance notice of repayment or prepayment of a Conduit Loan prior to the Conduit Loan Maturity Date, then it will use commercially reasonable efforts to minimize the amounts payable by the Lessee under this clause.

        SECTION 9.10.    Obligations of the Lessee to Pay Certain Amounts.    During the Construction Period, the Construction Agent shall request Advances to pay (and Administrative Agent shall pay out of such Advances, as directed below), and during the Lease Term, the Lessee shall pay as Supplemental Rent under the Lease, all amounts described in this Section 9.10.

  (a)
  Administrative Agent Fees.    To Fleet National Bank and to Fleet Capital Corporation for their own accounts, the fees payable at the times and in the amounts provided for in the Administrative Agent's Fee Letter.

  (b)
  First Union Fee.    To First Union for its own account the fees payable at the times and in the amounts provided for in the First Union Fee Letter.

  (c)
  Construction Period Unused Fees.    To each Investor and each Lender (other than the Conduit Loan Lender) the Construction Period Unused Fee payable to each such Investor and Lender (other than the Conduit Loan Lender), due and payable in arrears on each Scheduled Payment Date.

  (d)
  Upfront Fee.    To each A1 Lender, Facility Lender and B Lender, an upfront fee in an amount equal to 25 basis points on such Lender's Commitment Amount as of the date hereof, payable in full on the Documentation Date.

        SECTION 9.11.    Indemnity Payments in Addition to Lease Obligations.    The Lessee acknowledges and agrees that its obligations to make indemnity payments under this Article IX are separate from, in addition to, and do not reduce, its obligation to pay Base Rent or any other payment required hereunder or under any other Operative Document in accordance with the provisions hereof and thereof.

        SECTION 9.12.    Right to Convert.    If the Lessee shall be required to make any payment to any Participant pursuant to Section 9.8, the Lessee shall have the right, upon not less than three Business Days' prior notice to such Participant, to cause the Lessor to convert the Loans or Investor Amount so affected to Loans or Investor Amounts bearing interest by reference to ABR.

        SECTION 9.13.    Mitigation.    Each Participant will use reasonable efforts to avoid or mitigate any increased cost, reduced receivable or obligation to prepay under Section 9.7 or 9.8 (including transferring the Loans or Investor Amounts, as applicable, to another applicable lending office or Affiliate of such Participant) unless, in the sole opinion of such Participant, such efforts could have an adverse effect upon it.

ARTICLE X

DISTRIBUTIONS OF PAYMENTS AND GROSS PROCEEDS

        In order to provide for the priority and allocation of payments received from the Lessee, Gross Sales Proceeds and the proceeds of the exercise of remedies by the Lessor, any Agent or any of the Participants pursuant to the Lease and the other Operative Documents, the parties hereto agree as follows:

        SECTION 10.1.    Agreement of Agents and Participants.    Pursuant to the Security Agreement, the Lessor Assignment of Lease and the other Security Documents, all of the payments (other than the Excluded Amounts) payable by the Lessee or the Construction Agent to the Lessor under the Lease or the Construction Agency Agreement or payable by the Lessor to the Lenders under the Notes, the Loan Agreements or any payments under this Participation Agreement or any other Operative Documents have been assigned to the Administrative Agent for the benefit of the Lenders, the Lessor and/or Investors, as applicable. Except as otherwise provided in Section 10.2 or Section 10.8, the Administrative Agent and the Collateral Agent hereby agree to distribute as set forth herein all payments, receipts and other consideration of any kind whatsoever (other than Excluded Amounts) received by the Administrative Agent and the Collateral Agent pursuant to the Security Agreement, the Lessor Assignment of Lease and any other Security Document, other than any such payments received after the Lease Term Expiration Date which shall be distributed by the Administrative Agent, upon receipt, in accordance with this Article X (it being understood that any such payment received on or before 1:00 p.m. (New York City time) in accordance with the provisions of the Lease, this Participation Agreement and the other Operative Documents shall be distributed by the Administrative Agent on the same Business Day as received to the extent practicable).

        SECTION 10.2.    Base Rent.    Subject to Section 10.8, each payment of Base Rent (and any payment of interest on overdue installments of Base Rent) shall be distributed by the Administrative Agent in accordance with Section 3.3 of the Lease as follows:

        first, an amount equal to Loan Base Rent shall be distributed to the Breeds Account of the Conduit Loan Lender and to the Lenders to pay in full interest then due and owing on the Loans in accordance with the terms of the Loan Agreements, and second, an amount equal to the Investor Base Rent shall be distributed to each Investor to pay in full all accrued but unpaid Yield on the Investor Amounts then due and owing on such day (together with any overdue interest thereon).

        SECTION 10.3.    Purchase Payments by the Lessee.    Subject to Section 10.8, any payment on any day (other than payments with respect to Excluded Amounts and Base Rent) made by the Lessee pursuant to the Lease in connection with the purchase of the Facility or the Site in connection with the Lessee's exercise of its Purchase Option or Site Purchase Option under Section 5.1 of the Lease or an Event of Loss with respect to the Facility under Section 14.1(a)(i) of the Lease shall be distributed by Administrative Agent as follows:

    (i)
    first, to the Lenders and the Investors to repay in full the aggregate outstanding principal amount of the Loans and Investor Amounts, in each case together without duplication for payments made under Section 10.2, with all accrued and unpaid interest thereon and Yield and all other amounts due to the Participants under the Operative Documents; and

    (ii)
    second, the balance, if any, to the Lessee.

        SECTION 10.4.    Recourse Amounts: Construction Period Maximum Guaranty Amount and Residual Value Guaranty Amount.    Subject to Section 10.8, (a) any payment on any day of the Construction Period Maximum Guaranty Amount pursuant to the Construction Agency Agreement, shall be distributed by the Administrative Agent as follows:

    (i)
    first, to the Lenders, to repay a portion of the outstanding principal amount of the Loans pro rata on the basis of the relative original Commitment (as amended from time to time) of such Lenders; provided, however, the amount allocated to the Lenders other than the A1 Lender and the B Lenders shall be applied first to repay the Conduit Loan Lender and second to each other Lender (other than the A1 Lender and the B Lenders) pro rata based on the relative original Commitment (as amended from time to time) of each such Lender;

    (v)
    second, the balance, if any, shall be applied to the remaining Investor Amounts and accrued Yield; and

    (vi)
    third, the balance, if any, to the Lessee;

  (b)
  any payment on any day of the Residual Value Guaranty Amount pursuant to the Lease, shall be distributed by the Administrative Agent as follows:

  (i)
  first, to the A1 Lender, if a party hereto, on the one hand, and the remaining Lenders (other than the B Lenders), on the other hand, to repay a portion of the outstanding principal amount of the Loans (other than the B Loans) pro rata on the basis of the relative original Commitment (as amended from time to time) of the A1 Lender and the aggregate original Commitments (as amended from time to time) of the other Lenders (other than the B Lenders); provided, however, the amount allocated to the Facility Lenders and the Conduit Loan Lender shall be applied first to repay the Conduit Loan Lender and second to the Facility Lender s pro rata based on the relative original Commitment (as amended from time to time) of each such Lender;

  (ii)
  second, any excess amount remaining after the A1 Lender has been paid in full, shall be distributed to the other Lenders (other than the B Lenders) in accordance with the proviso at the end of Section 10.4(a)(i);

    (iii)
    third, any excess amount remaining after the Lenders (other than the A1 Lender and the B Lenders) have been paid in full, shall be distributed to the A1 Lender;

    (iv)
    fourth, any excess amount remaining after the amounts set forth in clauses (a)(i)—(iii) have been paid in full, shall be paid to the B Lender, until all amounts owing to the B Lender have been paid in full;

    (v)
    fifth, the balance, if any, shall be applied to the remaining Investor Amounts and accrued Yield; and

    (vi)
    sixth, the balance, if any, to the Lessee.

  (c)
  any payment on any day of the Lease Balance pursuant to either the Construction Agency Agreement or the Lease shall be distributed in the following order of priority:

        first, to the Lenders to repay in full the aggregate outstanding principal amount of the Loans,

        second, the balance to be distributed to each Investor to repay in full the Investor Amounts, and third, the balance, if any, to be distributed to the Lessee.

        SECTION 10.5.    Gross Sale Proceeds.    Subject to Section 10.8, any payments received by the Administrative Agent as Gross Sale Proceeds from the sale of the Facility and Equipment pursuant to the Remarketing Option shall be distributed by Administrative Agent in the following order of priority:

          first, so much of such payment or amount as shall be required to reimburse the Lessee, the Lessor, the Agents and any other Participant for any Remarketing Sale Expenses incurred by such Person in connection with such disposition and approved in advance by the Investors, second, the balance, if any, shall be distributed on a pari passu basis to the repayment in full of the remaining amounts due under the A1 Notes, Facility Notes, the Conduit Note and the B Notes, together with all accrued and unpaid interest thereon and all other amounts due to the Lenders under the Operative Documents; provided, that if amounts available for distribution under this clause are not sufficient to repay in full all amounts payable under this clause, then the balance, if any, shall be allocated and distributed to the A1 Lender, on the one hand, and the Liquidity Providers and the Conduit Loan Lender until amounts owing to the A1 Lender, Liquidity Providers and the Conduit Loan Lender (it being understood that the Lenders other than the B Lenders first shall be paid in full and until they are all paid in full, no payments on Investor Amounts or B Loans shall be made under this clause second), on the other hand, on the basis of the relative Fair Market Value of the Equipment and the Facility, such values to be agreed upon by the A1 Lender and the other Participants, and if such Persons fail to reach agreement thereon within 10 Business Days, such relative values shall be determined by the Appraisal Procedure; provided, further that the amounts otherwise payable to the Liquidity Providers under this clause shall be applied first to pay amounts owing to the Conduit Loan Lender which would not otherwise be paid from such amounts available for distribution;

          third, the balance, if any, shall be distributed on a pari passu basis to the repayment in full of the remaining amounts due under the B Notes, together with all accrued and unpaid interest thereon and all other amounts due to the B Lenders under the Operative Documents;

          fourth, the balance, if any, shall be applied to the remaining Investor Amounts and accrued Yield;

          fifth, the balance, if any, shall be applied to repay any amounts owed to the Lessor, the Agents and the Trustee which are allocable to the Facility or the transactions contemplated by the Operative Documents; and

          sixth, the balance, if any, shall be distributed to the Lessee to the extent permitted by Section 10.11.

The parties agree that any proposed Remarketing Option sale of the Facility at an amount that is less than the Lease Balance plus all other amounts owing to the Participants under the Operative Documents shall be subject to the prior written consent of all Lenders, all Investors and the Lessor.

        SECTION 10.6.    Supplemental Rent.    Any payment of Supplemental Rent received by the Administrative Agent for which no provision as to the application thereof is made elsewhere in this Article X shall be distributed immediately by Administrative Agent upon receipt thereof to the Persons entitled thereto pursuant to the Operative Documents.

        SECTION 10.7.    Excluded Amounts.    Notwithstanding any other provision of this Participation Agreement or the Operative Documents, any Excluded Amounts received at any time by any Agent or any Participant shall be distributed promptly to the Person entitled to receive such Excluded Amount pursuant to the Operative Documents.

        SECTION 10.8.    Distribution of Payments After Construction Agency Event of Default or Lease Event of Default.    Notwithstanding any other provision of this Article X, all payments (other than amounts distributable pursuant to Section 10.6 or 10.7) received and amounts realized by the Lessee, the Collateral Agent, the Administrative Agent, the Conduit Loan Lender, any other Participant, the Construction Agent or the Lessor after a Construction Agency Event of Default or Lease Event of Default has occurred and is continuing, including Base Rent and Gross Sales Proceeds from the sale of the Facility or any portion thereof or other collateral, proceeds of any amounts from any insurer or any Governmental Authority in connection with any loss, Casualty or Condemnation, shall be immediately paid to the Administrative Agent and shall be immediately distributed by the Administrative Agent, as follows (with the Participants agreeing that the direction and consent of all Lenders and all Investors shall be required prior to the foreclosure on (or other exercise of any remedy resulting in the Disposition of) the Facility or Equipment or any portion thereof):

  (a)
  Receipt of Lease Balance, Proceeds from Certain Collateral.    If, on any date after a Construction Agency Event of Default that is a Full Recourse Event of Default has occurred and is continuing (and the parties hereby agree that prior to a Disposition of the Facility, the Lenders will have received an appraisal from the Appraiser or another Person acceptable to them as to the fair market value of the Equipment and the fair market value of the Facility (excluding the Equipment), and the parties hereto further agree that in making the payments described below, (i) "Proceeds resulting from the Disposition of the Equipment" shall be determined based on the proportion that the appraised value of the Equipment bears to the aggregate appraised value of the Equipment plus the Facility (without the Equipment) and (ii) "Proceeds resulting from the Disposition of other than the Equipment" shall be determined based on the proportion that the appraised value of the Facility (without the Equipment) bears to the aggregate appraised value of the Equipment plus the Facility (without the Equipment), the Lessee makes a payment of (A) all or a portion of the Lease Balance or (B) a payment is made of any other amount, including proceeds from the sale of Collateral (referred to as "Proceeds"), then, with respect to amounts described in clause (A), such amount shall be or shall have been distributed in accordance with Section 10.4(a), and with respect to amounts described in clause (B), then distributions of such amounts shall be in the following order of priority:

          first, so much of such payment or amount as shall be required to reimburse the Collateral Agent, the Administrative Agent, the Trust Company, the Trustee, the Investors, the Conduit Loan Lender, the other Lenders or the Lessor for any taxes, expenses, fees, indemnities or other losses incurred by such Persons under the Operative Documents or in connection with the collection of such amounts (to the extent not previously reimbursed) shall be distributed to such Persons, as applicable (to be divided among such parties pro rata to the extent insufficient to satisfy all claims), second, after payment in full of the preceding amounts,

    (i)
    in the case of any Proceeds resulting from the Disposition of Equipment, first, to the A1 Lenders to repay all amounts owing to them under the Operative Documents; second, after payment in full of all preceding amounts, to the Facility Lenders, the Conduit Loan Lender and the B Lenders, to repay all amounts owing to them under the Operative Documents; provided, that if amounts available for distribution under this clause second are not sufficient to pay in full all amounts payable under this clause second, then (x) such amounts available for distribution shall be shared pro rata in proportion to the principal amounts owing to each such Lender at the time of the Disposition and (y) the amounts otherwise payable to the Liquidity Providers under this paragraph (i) shall be applied first to pay amounts owing to the Conduit Loan Lender which would not otherwise be paid from such amounts available for distribution, and third, after payment in full of all preceding amounts, to the Investors, to repay all amounts owing to them under the Operative Documents (provided, that if Proceeds are insufficient to repay such amounts, then pro rata to the Investors based on the Investor Contributions made by each Investor at the time of the Disposition);

    (ii)
    in the case of Proceeds resulting from the Disposition of other than Equipment (including real property constituting the Site), first, to the Facility Lenders, the Conduit Loan Lender and the B Lenders, to repay all amounts owing to them under the Operative Documents; provided, that if amounts available for distribution under this clause (ii) first are not sufficient to pay in full all amounts payable under this clause (ii) first, then (x) such amounts available for distribution shall be shared pro rata in proportion to the principal amounts owing to each such Lender and (y) the amounts otherwise payable to the Liquidity Providers under this clause (ii) first shall be applied first to pay amounts owing to the Conduit Loan Lender which would not otherwise be paid from such amounts available for distribution, and second, after payment in full of all preceding amounts, to the Investors, to repay all amounts owing to them under the Operative Documents (provided, that if Proceeds are insufficient to repay all such amounts, then pro rata to the Investors based on the Investor Contributions made by each Investor at the time of the Disposition); and

          third, the balance, if any, shall be distributed to the Lessee to the extent permitted by Section 10.11.

  (b)
  Receipt of Construction Period Maximum Guaranty Amount, etc.; Proceeds from Collateral.    If, on any date after (i) a Construction Agency Event of Default that is not a Full Recourse Event of Default has occurred and is continuing or (ii) a Lease Event of Default has occurred and is continuing, (A) the Lessee makes a payment of all or a portion of the Construction Period Maximum Guaranty Amount or (B) any Proceeds from the application or Disposition of Collateral are received (with the Participants agreeing that the direction and consent of all Lenders and all Investors shall be required prior to the foreclosure on (or either exercise of any remedy resulting in the Disposition of) the Facility or the Equipment or any portion thereof), then, with respect to amounts described in clause (A), such amount shall be or shall have been distributed in accordance with Section 10.4(a), and with respect to amounts described in clause (B), then distributions of such amounts shall be in the following order of priority:

          first, so much of such payment or amount as shall be required to reimburse the Collateral Agent, the Administrative Agent, the Trust Company, the Trustee, the Investors, the Conduit Loan

  Lender, the other Lenders or the Lessor for any taxes, expenses, fees, indemnities or other losses incurred by any such Person under the Operative Documents or in connection with the collection of such amounts (to the extent not previously reimbursed) shall be distributed to such Person, as applicable (to be divided among such parties pro rata to the extent insufficient to satisfy all claims), second, after payment in full of the preceding amounts, in the same order of application as set forth in Section 10.8(a) clause Second; and

          third, the balance, if any, shall be distributed to the Lessee to the extent permitted by Section 10.11.

        SECTION 10.9.    Other Payments.

  (a)
  Except as otherwise provided in clause (b) or (c) below,

  (i)
  any payment received by the Administrative Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this Article X, and

  (ii)
  all payments and amounts received by the Agents under the Lease or otherwise with respect to the Collateral, for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this Article X, shall be distributed forthwith by Administrative Agent in the order of priority set forth in Section 10.3 (in the case of any payment described in clause (i) above) or in Section 10.8(b) hereof (in the case of any payment described in clause (ii) above).

  (b)
  Except after a Lease Event of Default has occurred and is continuing, any payment received by the Administrative Agent for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Article X shall be distributed forthwith by the Agents to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

  (c)
  Except as provided in Section 10.8 hereof, any payment received by Administrative Agent representing amounts paid to the Lessor pursuant to Section 14.2(b) or 14.4(b) of the Lease shall be distributed forthwith by Administrative Agent in the order of priority set forth in Section 10.4(b) hereof.

  (d)
  Any payment received by Administrative Agent in respect of Construction Period Accrued Interest, Construction Period Accrued Yield or Construction Period Fees shall be distributed forthwith by Administrative Agent to the Participant entitled thereto in accordance with Section 2.2.9.

        SECTION 10.10.    Order of Application.    To the extent any payment made to any Lender or Investor pursuant to Section 10.3 or 10.8 is insufficient to pay in full the Loans or the Investor Amount, as the case may be, of such Person, then each such payment shall first be applied to overdue interest, then to accrued interest or Yield and then to principal or Investor Amount, as applicable.

        SECTION 10.11.    Remaining Funds.    Upon the termination or expiration of the Commitments and the payment in full of (i) the Loans, the Allocable Commercial Paper Notes, the Investor Amounts and all accrued and unpaid interest and Yield and (ii) all amounts due and owing by the Lessee to any Person under the Operative Documents, all remaining moneys held by Administrative Agent shall be paid to the Lessee.

        SECTION 10.12.    Time of Payment.    Except as otherwise provided in the Operative Documents, each payment due from the Lessee under the Operative Documents shall be made in immediately available funds prior to 1:00 p.m. (New York time) on the date when due in Dollars in immediately available funds, unless such date shall not be a Business Day, in which case payment shall be made on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such payment shall be made on the Business Day next preceding such numerically corresponding day). Except as otherwise provided in the Operative Documents, payments received after 1:00 p.m. (New York time) shall be deemed received on the next succeeding Business Day.

ARTICLE XI

LESSEE, CONSTRUCTION AGENT DIRECTIONS; RECOURSE DURING CONSTRUCTION PERIOD

        SECTION 11.1.    Lessee Directions.    Notwithstanding anything to the contrary contained in the Operative Documents, the Lessor and the Participants agree that, so long as no Event of Default has occurred and is continuing which has caused the acceleration of the maturity of the Loans and the termination of the Commitments:

  (a)
  Each of the Construction Agent and the Lessee shall have the right to give all Advance Requests and prepayment notices pursuant to the Loan Agreements (and the Lessee hereby agrees that the Construction Agent is hereby irrevocably authorized and directed on behalf of the Lessee to deliver such Advance Requests, and that the Participants shall not be liable to the Lessee for any claims arising out of the Participants' following the direction or request of the Construction Agent); and

  (b)
  The Lessee shall have the right to replace an Investor or a Lender pursuant to Section 8.3.

        SECTION 11.2.    Limitation on Recourse Liability During Construction Period.    Notwithstanding any other provision set forth in this Participation Agreement or any of the other Operative Documents, in the event of the occurrence of a Construction Agency Event of Default, the Lessee and Construction Agent shall not be required to pay with respect to the Lease Balance more than the Construction Period Maximum Guaranty Amount on a recourse basis with respect to any damages (which shall include Construction Breakage Costs and amounts payable by Construction Agent as Default Completion Costs) which arise from such Construction Agency Event of Default; provided, however, that the foregoing limitation shall not apply to (i) any Full Recourse Event of Default (in which event Construction Agent shall be required to pay the Lease Balance and all other sums then due and payable on a recourse basis), (ii) the rights of parties to seek all damages (excluding consequential and punitive damages), without regard to such limitation, from the proceeds of the Collateral or (iii) any Claim for indemnity covered by Article IX or under any other Operative Document.

        SECTION 11.3.    Notice to the Administrative Agent.

  (a)
  The Lessee shall give written notice to the Administrative Agent, concurrently with making a payment of Base Rent or any Supplemental Rent to the Administrative Agent. Such notice shall specify the amount of the payment that is being made for each of the (a) Base Rent payable to the Lenders, (b) Base Rent payable to the Investors and/or (c) Supplemental Rent.

  (b)
  If the Lessee shall exercise its Purchase Option under Article V of the Lease, the Lessee shall give Administrative Agent written notice concurrent with the notice due to the Lessor pursuant to Section 5.1(b) of the Lease. Such notice shall specify the amount of the Lease Balance, and all other amounts owing in respect of Rent, including Supplemental Rent, accruing through the Purchase Date.

  (c)
  The Lessee shall give the Administrative Agent notice concurrently with the payment of any portion of Residual Value Guaranty Amount (and all other amounts due and owing in respect to Rent (including Supplemental Rent) pursuant to the Section 7.1(c) of the Lease. Any such notice shall contain both the amount and the computation of such Residual Value Guaranty Amount.

  (d)
  If the Lessee shall exercise its Remarketing Option under Section 7.1 of the Lease, the Lessee shall give Administrative Agent notice concurrent with the notice due to the Lessor pursuant to Section 7.1 of the Lease. In addition, Lessee shall give Administrative Agent two (2) Business Days' notice prior to the Sale Date, setting forth the amount to be paid to the Administrative Agent pursuant to Section 7.1(c) of the Lease.

ARTICLE XII

MISCELLANEOUS

        SECTION 12.1.    Survival of Agreements.    All representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents (including, without limitation, the indemnities set forth in Article IX), and the obligations of the parties under any and all thereof, shall survive the execution and delivery and the termination or expiration of the Lease and any of the other Operative Documents, the transfer of the Facility or any portion thereof as provided herein or in any of the other Operative Documents (and shall not be merged into any conveyance or transfer document), and shall be and continue in effect notwithstanding any investigation made by any party hereto or to any of the other Operative Documents and the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents.

        SECTION 12.2.    Brokers.    The Lessee, the Construction Agent, the Lessor, each Lender, and each Agent each represents to the other that it has not retained or employed any broker, finder or financial advisor to act on their behalf in connection with the Overall Transaction, nor has it authorized any other broker, finder or financial adviser retained or employed by any other Person so to act, nor has it incurred any fees or commissions to which the Lessee, the Construction Agent, any Investor, the Lessor, any Lender or any Agent might be subjected by virtue of their entering into the transactions contemplated by this Participation Agreement. Any Person who is in breach of this representation shall indemnify and hold the other Persons harmless from and against any liability arising out of such breach of this representation. The provisions of this Section 12.2 shall survive the expiration or termination of this Participation Agreement or any other Operative Document.

        SECTION 12.3.    Notices.    Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be by letter, facsimile (with telephonic confirmation), bank wire or where expressly provided for in the Operative Documents, telephone (with written confirmation promptly thereafter), and shall be deemed to have been given, in the case of notice by letter, the earlier of when delivered to the addressee by hand or courier (including an overnight courier) if delivered on a Business Day and, if not delivered on a Business Day, the first Business Day thereafter or on the third Business Day after depositing the same in the mails, registered or certified mail, postage prepaid, return receipt requested, addressed as provided on Schedule II and, in the case of notice by facsimile, telephone or bank wire, when transmitted during business hours on a Business Day and, if not transmitted during business hours on a Business Day, the first Business Day thereafter, addressed as provided on Schedule II, or to such other address as any of the parties hereto may designate by written notice. Copies of all notices given by facsimile or bank wire shall be contemporaneously sent by overnight courier. Notwithstanding any other provision of this Participation Agreement or the Operative Documents, if the Lessee or the Construction Agent is required to deliver notice to one or more of the parties to the Operative Documents notice to all such parties shall be deemed to have been duly given by the Lessee or the Construction Agent by delivering any such notice to the Administrative Agent, who shall in turn promptly deliver such notice to the appropriate party hereto.

        SECTION 12.4.    Counterparts.    This Participation Agreement and each of the other Operative Documents may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 12.5.    Amendments, Waivers and Instructions.

  (a)
  No Operative Document nor any of the terms thereof may be terminated, amended, supplemented, waived or modified except (i) in the case of an ambiguity, defect or inconsistency in any Operative Document, and such amendment, supplement or waiver would not have an adverse effect on any Participant's rights, with the written agreement or consent of the Lessee, (ii) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Lessee, the Lessor, any Investor, the Administrative Agent, the Conduit Loan Lender, or the Collateral Agent, with the written agreement or consent of such party, and in all cases (so long as no Bankruptcy Default, Construction Agency Event of Default or Lease Event of Default shall have occurred and is continuing) the consent of the Lessee, and (iii) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Lenders or the Investors, with the written agreement or consent of the Majority Participants and (so long as no Bankruptcy Default, Construction Agency Event of Default or Lease Event of Default shall have occurred and is continuing) the Lessee; provided, however, that:

  (1)
  no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of each Participant:

              (x)(i)    modify any of the provisions of this Section 12.5, change the definition of "Available Commitments", "Commitment", "Commitment Amount", "In Balance", "Maturity Date" (or of any of the definitions contained within the definition of "Maturity Date"), or "Majority Participants"; (ii) amend, modify, waive or supplement any of the provisions of Sections 2.5, 2.6 or 6.1 of the A1 Loan Agreement, Sections 2.5, 2.6 or 6.1 of the A2/B Loan Agreement, or the representations of such Participant in Article V or the covenants of such Participant in Article VI; (iii) reduce or modify any fees or indemnities in favor of any Participant, including amounts payable pursuant to Article IX (except that any Person may consent to any reduction, modification, amendment or waiver of any indemnity payable to it), (iv) modify, postpone, reduce or forgive, in whole or in part, any payment of Rent (other than pursuant to the terms of any Operative Document), any Loan or any portion of any Investor Amount, the Lease Balance, the Construction Period Maximum Guaranty Amount, the Residual Value Guaranty Amount, Unguaranteed Residual Lease Balance, amounts due pursuant to Article V, VII or XIV of the Lease, interest or Yield or, subject to clause (iii) above, any other amount payable under the Lease or this Participation Agreement, or modify the definition or method of calculation of Rent (other than pursuant to the terms of any Operative Document), any Loan or any Investor Amount, the Lease Balance, the Construction Period Maximum Guaranty Amount, Residual Value Guaranty Amount, Unguaranteed Residual Lease Balance, or any other definition which would affect the amounts to be advanced or which are payable under the Operative Documents or any of the other matters set forth above; or (iv) extend the Lease Term; or

              (y)  consent to any assignment of the Lease, release the Lessee from its obligations in respect of the payments of Rent and the Lease Balance or change the absolute and unconditional character of such obligation or release the Construction Agent from its obligations under the Guaranty or change the absolute and unconditional character of such obligation;

    (2)
    no termination, amendment, supplement, waiver or modification shall, without the written agreement or consent of each Participant and the Lessee, be made to Article X of this Participation Agreement or the definition of "Construction Agency Event of Default" or "Lease Event of Default"; and

    (3)
    notwithstanding anything to the contrary contained herein or in any other Operative Document, no termination, amendment, supplement, waiver or modification adversely affecting (i) the Lessee or the Construction Agent shall, without the written consent of the Lessee, be made to any Operative Document or (ii) the Conduit Loan Lender (including increasing its obligations under an Operative Document) shall be made without the consent of the Conduit Loan Lender.

  (b)
  The Administrative Agent and the Collateral Agent shall act in accordance with written instructions from the Directing Party.

        SECTION 12.6.    Headings, etc.    The table of contents and headings of the various Articles and Sections of this Participation Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

        SECTION 12.7.    Third Party Beneficiaries.    Except as expressly provided herein, none of the provisions of this Participation Agreement or the other Operative Documents are intended for the benefit of any Person except the parties hereto and their permitted successors and assigns.

        SECTION 12.8.    Applicable Law.    THIS PARTICIPATION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW ALL OTHER CONFLICTS OF LAWS PRINCIPLES AND CHOICE OF LAW RULES OF NEW YORK.

        SECTION 12.9.    Severability.    Any provision of this Participation Agreement or any of the Operative Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 12.10.    Limitation of Liability.    No Participant, no Agent or the Lessor, the Lessee or the Construction Agent shall have any obligation to any other Participant, any other Agent or the Lessor or other party hereto with respect to transactions contemplated by the Operative Documents, except those obligations of such Person expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Person and no stockholder, employee, officer, director, beneficial owner, member, manager or incorporator thereof shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth. Each party hereto and its affiliates hereby waives and releases any claims, rights or causes of action it may have against any other party hereto arising in respect of the Overall Transaction for punitive or consequential damages.

        SECTION 12.11.    Further Assurances.    The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee (provided that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay such expense), all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Documents and the transactions contemplated hereby and thereby (including to the extent permitted under the Operative Documents, the preparation, execution and filing of any and all UCC financing statements, fixture filings and other filings or registrations which the parties hereto may from time to time request to be filed or effected); provided, however, that the Lessee shall not be required to pay expenses pursuant to this Section 12.11 to the extent arising from a breach or alleged breach by the Lessor or a Participant of any representation, warranty or agreement unless such breach or alleged breach arose in whole or in part from an act or omission of the Lessee or the Construction Agent. The Lessee, at its own expense (provided that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay such expense) and without need of any prior request from any other party, shall take such actions as may be necessary (including any action specified in the preceding sentence), or (if a Participant shall so request) as so requested, in order to maintain and protect the Lessor's interest in the Facility provided for hereunder or under any other Operative Document.

        The Lessor shall from time to time execute and deliver all instruments of further assurance and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of the Lessor Assignment of Lease.

        At any time and from time to time, upon the reasonable written request of the Lessor and at the sole expense of the Lessee (provided that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay such expense), the Construction Agent shall promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lessor reasonably may request for the purposes of obtaining or preserving the full benefits of the Mortgage and of the rights and powers granted by the Mortgage.

        Without limiting the foregoing, the Lessee agrees that it will, at its own cost and expense (provided that during the Construction Period the Construction Agent shall request an Advance, the proceeds of which shall be used to pay such cost and expense), cause financing statements (including precautionary financing statements and continuation statements), fixture filings and other documents, to be recorded or filed at such places and times in such manner, and will all such other actions or cause such other actions to be taken, as may be necessary or as may be reasonably requested by the Lessor, the Administrative Agent or the Collateral Agent in accordance with this Participation Agreement or the other Operative Documents in order to establish, continue, perfect and protect the title of the Lessor to the Facility and the rights of the Lessor and the Participants under the Lease and the other Operative Documents. To the extent permitted by Applicable Laws, the Lessee hereby authorizes any such financing statement and fixture filings to be filed without the necessity of the signature of the Lessee.

        SECTION 12.12.    Reproduction of Documents.    This Participation Agreement and all other Operative Documents, all documents constituting Schedules or Exhibits hereto or thereto, and all documents relating hereto or thereto received by any Participant or party hereto, including: (a) consents, waivers and alterations that may hereafter be executed; (b) documents received by such Participant or party in connection with the receipt and/or acquisition of the Facility; and (c) financial statements, certificates, and other information previously or hereafter furnished to such Participant or party may be reproduced by such Participant or party receiving the same by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Each party agrees and stipulates that, to the extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business) and that, to the extent permitted by law, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

        SECTION 12.13.    Submission to Jurisdiction.    Each party to this Participation Agreement irrevocably and unconditionally:

  (a)
  submits for itself and its property in any legal action or proceeding relating to this Participation Agreement or any other Operative Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York sitting in the County of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

  (b)
  consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

  (c)
  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth on Schedule II or at such other address of which the other Persons shall have been notified pursuant to Section 12.3; and

  (d)
  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

        SECTION 12.14.    Jury Trial.    EACH PARTY TO THIS PARTICIPATION AGREEMENT WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS PARTICIPATION AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS PARTICIPATION AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

        SECTION 12.15.    Appointment of Administrative Agent.

  (a)
  Each Participant hereby irrevocably appoints the Administrative Agent as its agent hereunder and under the other Operative Documents and hereby authorizes the Administrative Agent to take such action on its behalf and to exercise such rights, remedies, powers and privileges hereunder or thereunder as are specifically authorized to be exercised by the Administrative Agent by the terms hereof or thereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto. The Administrative Agent may execute any of its duties hereunder and under the other Operative Documents by or through agents or employees. The relationship between the Administrative Agent and each Participant is that of agent and principal only, and nothing herein shall be deemed to constitute the Administrative Agent a trustee for any Participant or impose on the Administrative Agent any obligations other than those for which express provision is made herein or in the other Operative Documents.

  (b)
  Except as required by the specific terms of the Operative Documents, the Administrative Agent shall not have any duty to exercise any right, power, remedy or privilege granted or assigned to it thereby, or to take any affirmative action or exercise any discretion hereunder or thereunder, unless directed to do so by the Directing Party (and shall be fully protected in acting or refraining from acting pursuant to such directions which shall be binding upon the Participants), and shall not, without the prior approval of the Directing Party and except as otherwise provided in Section 12.5, consent to any departure by the Lessee, the Construction Agent, the Lessor or the Participants from the terms of the Lease or any Operative

    Document, waive any default on the part of any such party under any such agreement or instrument or amend, modify, supplement, waive or terminate, or agree to any surrender of, any such agreement or instrument; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Participation Agreement, the other Operative Documents or any Applicable Laws.

  (c)
  Neither the Administrative Agent nor any of its respective directors, officers, agents or employees shall be liable to any Participant, the Lessee, the Construction Agent or the Lessor, as the case may be, for any action taken or omitted to be taken by it or them hereunder, under the other Operative Documents, or in connection herewith or therewith, except for its or their own gross negligence, willful misconduct or mishandling of funds, nor shall Administrative Agent be responsible to any Participant for the validity, effectiveness, value, sufficiency or enforceability against the Lessee, the Construction Agent, the Lessor, the Participants, the Administrative Agent or the Collateral Agent of any Collateral, this Participation Agreement, the other Operative Documents or any other document furnished pursuant hereto or thereto or in connection herewith or therewith. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may consult with legal counsel (including counsel for the Lessee, the Construction Agent, the Conduit Loan Lender or the Lessor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Participant and shall not be responsible to any Participant for any statements, warranties or representations made in or in connection with this Participation Agreement, the other Operative Documents or any other document furnished pursuant hereto or thereto or in connection herewith or therewith; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Participation Agreement or the other Operative Documents on the part of any party hereto or thereto or to inspect the property (including the books and records) of the Lessee, the Construction Agent, the Lessor or the Conduit Loan Lender; (iv) shall not be responsible to any Participant for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Participation Agreement, the other Operative Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of the Operative Documents by acting upon any notice, consent, certificate or other instrument or writing to the extent authorized herein or therein believed by it to be genuine and signed or sent by the proper party or parties.

  (d)
  Each Participant (other than the Conduit Loan Lender) hereby severally agrees, in the ratio that the sum of such Participant's Investor Amount, Loans, Percentage Shares and Available Commitment bears to the sum of all Investor Amounts, Loans, Percentage Shares and Available Commitments, to indemnify and hold harmless the Administrative Agent, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses of any kind whatsoever (including, without limitation, reasonable fees and expenses of attorneys, accountants and experts) incurred or suffered by the Administrative Agent in its capacity as Administrative Agent hereunder and under the Operative Documents as a result of any action taken or omitted to be taken by the Administrative Agent in such capacity or otherwise incurred or suffered by, made upon, or assessed against the Administrative Agent in such capacity; provided, however, that no Participant shall be liable for any portion of any such losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs or expenses resulting from or attributable to gross negligence or willful misconduct on the part of the Administrative Agent. Without limiting the generality of the foregoing, each Participant hereby agrees, in the ratio aforesaid, to reimburse the Administrative Agent promptly following its demand for any reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Administrative Agent under the Operative Documents and not promptly reimbursed to Administrative Agent by the Lessee, the Construction Agent, the Lessor or the other Participants. Each Participant's obligations under this paragraph shall survive the termination of the Operative Documents and the discharge of the Lessee's, the Construction Agent's, the Lessor's and each other Participant's obligations thereunder. This indemnity shall survive the removal or resignation of Administrative Agent. In no event shall the Administrative Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) under the Operative Documents, even if the Administrative Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

  (e)
  The Participants agree that, with respect to their obligation to fund under the Operative Documents, the Investor Contributions or Loans made by them, any Participant acting as Administrative Agent shall have the same rights and powers hereunder as any other Participant and may exercise the same as though it were not performing the duties specified herein; and the terms "Participants," "Directing Party," or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent, and the Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Lessee, the Construction Agent, the Lessor, each Participant or any of their respective Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from the Lessee, the Construction Agent, the Lessor, each Participant or any of their respective Affiliates for services in connection with the Operative Documents and otherwise without having to account for the same to any Participant.

  (f)
  Each Participant hereby acknowledges that it has, independent of and without reliance upon the Administrative Agent or any materials provided by the Administrative Agent or any other Participant and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Operative Documents to which it is a party. The Administrative Agent shall in no event be liable to any Participant on account of any materials prepared or provided by it.

        SECTION 12.16.    Resignation by the Administrative Agent.

  (a)
  The Administrative Agent may resign as such at any time upon at least thirty (30) days' prior written notice to the Lessee, the Lessor, the other Agents and the Participants.

  (b)
  In the event of such resignation, the Directing Party shall as promptly as practicable appoint a successor agent to replace the Administrative Agent, subject to the prior written consent of the Lessee (provided that such consent shall not (x) be required during the continuance of a Lease of Default or Construction Agency Event of Default or any other Event of Default caused by a Lease Default or Construction Agency Event of Default and (y) in any event, be unreasonably withheld). If no successor Administrative Agent shall have been so appointed by the Directing Party, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may petition a court of competent jurisdiction to appoint a successor Administrative Agent. Any successor Administrative Agent shall (1) be a commercial bank organized under the laws of the United States of America or of any State thereof having a combined capital and surplus of at least $200,000,000 and (2) have commercial paper ratings of A-1 from S&P and P-1 from Moody's. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. Notwithstanding the resignation of any Administrative Agent hereunder, the provisions of Section 12.15 shall continue to inure to the benefit of the Administrative Agent in respect of any action taken or omitted to be taken by the Administrative Agent in its capacity as such while it was such under the Operative Documents.

        SECTION 12.17.    Appointment of the Collateral Agent.

  (a)
  Each Participant hereby irrevocably appoints the Collateral Agent as its agent hereunder and under the other Operative Documents and hereby authorizes the Collateral Agent to take such action on its behalf and to exercise such rights, remedies, powers and privileges hereunder or thereunder as are specifically authorized to be exercised by the Collateral Agent by the terms hereof or thereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto. The Collateral Agent may execute any of its duties hereunder and under the other Operative Documents by or through agents or employees. The relationship between the Collateral Agent and each Participant is that of agent and principal only, and nothing herein shall be deemed to constitute the Collateral Agent a trustee for any Participant or impose on the Collateral Agent any obligations other than those for which express provision is made herein or in the other Operative Documents.

  (b)
  Except as required by the specific terms of the Operative Documents, the Collateral Agent shall not have any duty to exercise any right, power, remedy or privilege granted or assigned to it thereby, or to take any affirmative action or exercise any discretion hereunder or thereunder, unless directed to do so by the Directing Party (and shall be fully protected in acting or refraining from acting pursuant to such directions which shall be binding upon the Participants), and shall not, without the prior approval of the Directing Party and except as otherwise provided in Section 12.5, consent to any departure by the Lessee, the Construction Agent, the Lessor or the Participants from the terms of the Lease or any Operative Document, waive any default on the part of any such party under any such agreement or instrument or amend, modify, supplement, waive or terminate, or agree to any surrender of, any such agreement or instrument; provided, however, that the Collateral Agent shall not be required to take any action which exposes the Collateral Agent to personal liability or which is contrary to this Participation Agreement, the other Operative Documents or any Applicable Laws.

  (c)
  Neither the Collateral Agent nor any of its respective directors, officers, agents or employees shall be liable to any Participant, the Lessee, the Construction Agent or the Lessor, as the case may be, for any action taken or omitted to be taken by it or them hereunder, under the other Operative Documents, or in connection herewith or therewith, except for its or their own gross negligence, willful misconduct or mishandling of funds, nor shall the Collateral Agent be responsible to any Participant for the validity, effectiveness, value, sufficiency or enforceability against the Lessee, the Construction Agent, the Lessor, the Participants, the Administrative Agent or the Collateral Agent, of any Collateral, this Participation Agreement, the other Operative Documents, or any other document furnished pursuant hereto or thereto or in connection herewith or therewith. Without limitation of the generality of the foregoing, the Collateral Agent: (i) may consult with legal counsel (including counsel for the Lessee, the Construction Agent, the Conduit Loan Lender or the Lessor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Participant and shall not be responsible to any Participant for any statements, warranties or representations made in or in connection with this Participation Agreement, the other Operative Documents or any other document furnished pursuant hereto or thereto or in connection herewith or therewith; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Participation Agreement or the other Operative Documents on the part of any party hereto or thereto or to inspect the property (including the books and records) of the Lessee, the Construction Agent, the Lessor or any Participant; (iv) shall not be responsible to any Participant for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Participation Agreement, the other Operative Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of the Operative Documents by acting upon any notice, consent, certificate or other instrument or writing to the extent authorized herein or therein believed by it to be genuine and signed or sent by the proper party or parties.

  (d)
  Each Participant (other than the Conduit Loan Lender) hereby severally agrees, in the ratio that the sum of such Participant's Investor Amount, Loans, Percentage Shares and Available Commitment bears to the sum of all Investor Amounts, Loans, Percentage Shares and Available Commitments of all Participants, to indemnify and hold harmless the Collateral Agent, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses of any kind whatsoever (including, without limitation, reasonable fees and expenses of attorneys, accountants and experts) incurred or suffered by the Collateral Agent in its capacity as the Collateral Agent hereunder and under the Operative Documents as a result of any action taken or omitted to be taken by the Collateral Agent in such capacity or otherwise incurred or suffered by, made upon, or assessed against the Collateral Agent in such capacity; provided, however, that no Participant shall be liable for any portion of any such losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs or expenses resulting from or attributable to gross negligence or willful misconduct on the part of the Collateral Agent. Without limiting the generality of the foregoing, each Participant hereby agrees, in the ratio aforesaid, to reimburse the Collateral Agent promptly following its demand for any reasonable out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred by the Collateral Agent under the Operative Documents, and not promptly reimbursed to the Collateral Agent by the Lessee, the Construction Agent, the Lessor or the other Participants. Each Participant's obligations under this paragraph shall survive the termination of the Operative Documents and the discharge of the Lessee's, the Construction Agent's, the Lessor's and the other Participant's obligations thereunder. This indemnity shall survive the removal or resignation of the Collateral Agent. In no event shall the Collateral Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) under the Operative Documents, even if the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

  (e)
  The Participants agree that, with respect to their obligation to fund under the Operative Documents and the Investor Contributions or Loans made by them, any Participant acting as the Collateral Agent shall have the same rights and powers hereunder as any other Participant and may exercise the same as though it were not performing the duties specified herein; and the terms "Participants," "Directing Party" or any similar terms shall, unless the context clearly otherwise indicates, include the Collateral Agent and the Collateral Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Lessee, the Construction Agent, the Lessor, each Participant or any of their respective Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from the Lessee, the Construction Agent, the Lessor, each Participant or any of their respective Affiliates for services in connection with the Operative Documents and otherwise without having to account for the same to any Participant.

  (f)
  Each Participant hereby acknowledges that it has, independent of and without reliance upon the Collateral Agent or any materials provided by the Collateral Agent or any other Participant and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Operative Documents to which it is a party. The Collateral Agent shall in no event be liable to any Participant on account of any materials prepared or provided by it.

  (g)
  The Collateral Agent covenants and agrees that it shall give prompt notice to each Participant upon exercising any of its remedies with respect to its related Account.

        SECTION 12.18.    Resignation by the Collateral Agent.    The Collateral Agent may resign as such at any time upon at least thirty (30) days' prior written notice to the Lessee, the Lessor, the other Agents and the Participants. In the event of such resignation, the Majority Participants shall as promptly as practicable appoint a successor agent to replace the Collateral Agent, subject to the prior written consent of the Lessee (provided that such consent shall not (x) be required during the continuance of a Lease of Default or Construction Agency Event of Default or any other Event of Default caused by a Lease Default or Construction Agency Event of Default and the exercise of remedies under the Operative Documents as a result thereof and (y) in any event, be unreasonably withheld). If no successor Collateral Agent shall have been so appointed by the Majority Participants, and shall have accepted such appointment, within 30 days after the retiring Collateral Agent's giving of notice of resignation, then the retiring Collateral Agent may petition a court of competent jurisdiction to appoint a successor Collateral Agent. Any successor Collateral Agent shall (1) be a commercial bank organized under the laws of the United States of America or of any State thereof having a combined capital and surplus of at least $200,000,000, and (2) have commercial paper ratings of A-1 from S&P and P-1 from Moody's. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. Notwithstanding the resignation of the Collateral Agent or any Collateral Agent hereunder, the provisions of Section 12.17 shall continue to inure to the benefit of the Collateral Agent in respect of any action taken or omitted to be taken by the Collateral Agent in its capacity as such while it was such under the Operative Documents.

        SECTION 12.19.    Binding Effect.    This Participation Agreement shall be binding upon and inure to the benefit of the Lessee, the Construction Agent and each other party hereto and their respective successors and assigns.

        SECTION 12.20.    [RESERVED].

        SECTION 12.21.    Limitations on Recourse to the Conduit Loan Lender.    Each party to this Participation Agreement hereby acknowledges and agrees that all transactions with the Conduit Loan

Lender hereunder shall be without recourse of any kind to the Conduit Loan Lender. The Conduit Loan Lender shall have no obligation to pay any amounts owing hereunder unless and until the Conduit Loan Lender has received such amount pursuant to the Conduit Loan and such amounts are not required to pay the commercial paper of the Conduit Loan Lender. In addition, each such party agrees that the Conduit Loan Lender shall have no obligation to pay any party hereto, any amounts constituting commitment fees, a reimbursement for expenses, indemnities or other liabilities (collectively, "Expense Claims") and such Expense Claims shall not constitute a claim against the Conduit Loan Lender (as defined under Section 101 of Title 11 of the United States Bankruptcy Code), unless or until the Conduit Loan Lender has received such amounts sufficient to pay such Expense Claims pursuant to the Conduit Loan and such amounts are not required to pay the commercial paper of the Conduit Loan Lender. Notwithstanding the foregoing, if the Conduit Loan Lender has insufficient funds to make any payments required by this Participation Agreement to the Lessor, the Lessee, the Construction Agent, the Collateral Agent, the Liquidity Agent or the Lenders, such Persons shall not be excused from the performance of their respective obligations hereunder (but shall have no additional obligations as a result of such insufficient funds). No recourse under or with respect to any obligation, covenant or agreement (including the payment of any fees or any other obligations) of the Conduit Loan Lender as contained in this Participation Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of the Conduit Loan Lender or any incorporator, affiliate, stockholder, officer, employee, member or director of such party or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Conduit Loan Lender contained in this Participation Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the obligations of the Conduit Loan Lender, and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Conduit Loan Lender or any incorporator, stockholder, affiliate, officer, employee, member of director of such party or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of the Conduit Loan Lender contained in this Participation Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of the Conduit Loan Lender and each incorporator, stockholder, affiliate, officer, employee, member of director of the Conduit Loan Lender or of any such administrator, for breaches by the Conduit Loan Lender of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Participation Agreement. Any and all claims against the Conduit Loan Lender by any other Person shall be subordinate to the claims of the holders of commercial paper notes issued by the Conduit Loan Lender. The obligations of each party under this Section 12.21 shall survive the termination of this Participation Agreement.

        SECTION 12.22.    Limitations on Recourse to the Trust Company.    It is expressly understood and agreed by the parties hereto that (a) except as specifically provided for in the Operative Documents, each of the Operative Documents executed by the Trust Company are executed and delivered by the Trust Company not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Lessor, the Trust or the Trustee, as the case may be, is made and intended not as personal representations, undertakings and agreements by the Trust Company but is made and intended for the purpose for binding only the Trust, (c) except as specifically provided for in the Operative Documents nothing herein contained shall be construed as creating any liability on the Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the

Trust Company be personally liable for the payment of any indebtedness or expenses of any party hereto, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by it in its capacity as Trustee under the Operative Documents.

        SECTION 12.23.    Consent to Certain Actions.    The Lessor shall transfer the Facility in accordance with Article 15 of the Lease and each of the Lessor and, if applicable, the Administrative Agent and/or the Collateral Agent shall execute such documents and instruments necessary to effect such transfer. Upon satisfaction in full of the Lessee's obligations under the Operative Documents, the Administrative Agent shall release the Mortgage and Collateral, and, together with the Lessor, execute such instruments and agreements as are necessary to effectuate such release. The Lessor and the Administrative Agent shall enter into nondisturbance agreements.

        SECTION 12.24.    [RESERVED].

        SECTION 12.25.    Estoppel Certificates.    Each party hereto agrees that at any time and from time to time at the expense of the Lessee, it will promptly, but in no event later than ten (10) Business Days after request by any other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser, assignee or mortgagee or third party designated by such other party (in each case, as to the Conduit Loan Lender, subject to the limitations on recourse corresponding to the provisions of this Participation Agreement), a certificate stating, to the best of its knowledge (a) that the Operative Documents are unmodified and in force and effect (or if there have been modifications, that the Operative Documents are in force and effect as modified and identifying the modification agreements); (b) if requested, the amounts of outstanding: Yield, Loans; (c) the date to which Base Rent has been paid; (d) if requested of the Lessor, whether or not there is any existing default by the Lessee in the payment of Base Rent or any other sum of money due under the Operative Documents, and whether or not, to the knowledge of the Lessor or the Administrative Agent, there is any other existing Event of Default on the part of the Lessee or the Construction Agent under the Operative Documents and, if so, specifying the nature and extent thereof; (e) if requested of the Lessee, whether or not, to the knowledge of the Lessee, there is any existing default on the part of the Lessor under the Operative Documents and, if so, specifying the nature and extent thereof; and (f) whether or not, to the knowledge of the signer after the due inquiry and investigation, there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed under the Operative Documents existing in favor of the party executing such certificate.

        SECTION 12.26.    Expenses During the Construction Period.    Notwithstanding anything to the contrary set forth in the Operative Documents, all expenses that the Lessee or the Construction Agent is expressly obliged to pay in the Operative Documents during the Construction Period, shall be payable by the Lessor solely from proceeds of Loans and Investor Amounts. The Construction Agent agrees to make an Advance Request to properly fund such expenses made or invested in accordance with the provisions of the Operative Documents and upon satisfaction of the conditions applicable to the making of Loans or Investor Amounts.

        IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereto duly authorized as of the day and year first above written.

ROSS DISTRIBUTION, INC., as Lessee

By	/s/J. Call
	Name:	John G. Call
	Title:	Chief Financial Officer

ROSS STATUTORY TRUST 2001A, as Lessor

By WELLS FARGO BANK NORTHWEST, N.A., not in its individual capacity except as specifically set forth herein, but solely as Trustee

By	/s/Joseph P. O'Donnell
	Name:	Joseph P. O'Donnell
	Title:	Corporate Trust Officer

ROSS STORES, INC., as Construction Agent

By	/s/J. Call
	Name:	John G. Call
	Title:	Senior Vice President, CFO

BANCBOSTON LEASING INVESTMENTS INC., as an Investor

By	/s/Steven S. Criscione
	Name:	Steven S. Criscione
	Title:	Vice President

FIRST UNION NATIONAL BANK, as an Investor

By	/s/Mark S. Supple
	Name:	Mark S. Supple
	Title:	Vice President

BREEDS HILL CAPITAL COMPANY, LLC, as the Conduit Loan Lender

By	/s/Thomas J. Irvin
	Name:	Thomas J. Irvin
	Title:	Manager

FIRST UNION NATIONAL BANK, as a B Lender

By	/s/Mark S. Supple
	Name:	Mark S. Supple
	Title:	Vice President

FLEET NATIONAL BANK, as a Liquidity Provider

By	/s/Peter L. Griswold
	Name:	Peter L. Griswold
	Title:	Managing Director

FIRST UNION NATIONAL BANK, as a Liquidity Provider

By	/s/Mark S. Supple
	Name:	Mark S. Supple
	Title:	Vice President

FLEET NATIONAL BANK, as Collateral Agent

By	/s/Steven S. Criscione
	Name:	Steven S. Criscione
	Title:	Vice President

FLEET NATIONAL BANK, as Administrative Agent

By	/s/Steven S. Criscione
	Name:	Steven S. Criscione
	Title:	Vice President

SCHEDULE III
to Participation Agreement

Filings and Recordings

Part A—Lessee Financing Statements:

(1)
Debtor: Ross Distribution, Inc.
Secured Party: Fleet National Bank, as Collateral Agent

To be filed in the following states and offices:

  1.
  California: Secretary of State

Part B—Lessor Financing Statements:

(1)
Debtor: Ross Statutory Trust 2001A
Secured Party: Fleet National Bank, as Collateral Agent

To be filed in the following states and offices:

  1.
  Connecticut: Secretary of State

Part C—Construction Agent Financing Statements:

(1)
Debtor: Ross Stores, Inc.
Secured Parties: Fleet National Bank, as Collateral Agent

To be filed in the following states and offices:

  1.
  Delaware: Secretary of State

Part D—Mortgage and Fixture Filings

(1)
Mortgagor: Ross Distribution, Inc.
Mortgagee: Fleet National Bank, as Collateral Agent

(2)
Mortgagor: Ross Statutory Trust 2001A
Mortgagee: Fleet National Bank, as Collateral Agent

(3)
Fixture Filings: Secretary of State of California

SCHEDULE IV
to Participation Agreement

DESCRIPTION OF EQUIPMENT

        Equipment: (all amounts are approximations)

$31.0MM	sophisticated conveyor system within the Facility
$6.8MM	Office local area networking equipment, amenities (office and cafeteria outfitting), security devices and related design and implementation
$2.7MM	computer hardware
$3.8MM	software and related professional services

SCHEDULE V

[RESERVED]

SCHEDULE VI
to Participation Agreement

NON-CAPITALIZABLE TRANSACTION COSTS

        Transaction Costs described in clauses (b), (c), (h), (i), (j) and (k) of the definition

"Transactions Cost" and the Engagement Fee.

APPENDIX A
to Participation Agreement

DEFINITIONS AND INTERPRETATION

CONSTRUCTION AGENCY AGREEMENT

dated as of December 17, 2001

between

ROSS STATUTORY TRUST 2001A,
as the Lessor,

and

ROSS STORES, INC.,
as the Construction Agent

i

CONSTRUCTION AGENCY AGREEMENT

        Construction Agency Agreement dated as of December 17, 2001 (this "Agreement") between Ross Statutory Trust 2001A, a Connecticut statutory trust (the "Lessor"), and Ross Stores, Inc., a Delaware corporation (the "Construction Agent"), as the Construction Agent.

W I T N E S S E T H:

        A. The Lessor and the Construction Agent are parties to the Participation Agreement, dated as of December 17, 2001, (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Participation Agreement") among Ross Distribution, Inc., a California corporation (the "Lessee"), as Lessee, the Construction Agent, the Lessor, Wells Fargo Bank Northwest, N.A., solely as Trustee, BancBoston Leasing Investments Inc. and First Union National Bank, as the Investors, Breeds Hill Capital Company, LLC, as the Conduit Loan Lender, Fleet National Bank and First Union National Bank, as Liquidity Providers, First Union National Bank, as B Lender, and Fleet National Bank, as Administrative Agent, Collateral Agent and Liquidity Agent.

        B. The Lessor is the owner of the fee simple interest in the Site. The Lessor will lease the Site to the Lessee pursuant to the Lease. The Lessor will finance the construction of certain Improvements on the Site (and various related costs), which Improvements will become part of the Facility subject to the Lease from the Lessor to the Lessee.

        C. Subject to the terms and conditions hereof, (i) the Lessor desires to appoint the Construction Agent as its sole and exclusive agent for the construction and acquisition of the Improvements on the Site in accordance with the Approved Construction Budget, Approved Construction Schedule and Approved Plans and Specifications (as each of the foregoing may be modified from time to time in accordance with this Agreement, collectively, the "Construction Materials"), and (ii) the Construction Agent desires, for the benefit of the Lessor, to cause the Improvements to be constructed and installed in accordance with the Construction Materials and in accordance with the terms set forth herein and in the Participation Agreement.

        Accordingly, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

A. DEFINITIONS
B.
Definitions; Interpretation. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A to the Participation Agreement, and the rules of interpretation set forth therein shall apply to this Agreement.
C. APPOINTMENT OF CONSTRUCTION AGENT
D.	Appointment and Acceptance.

Pursuant to and subject to the terms and conditions set forth herein and in the Operative Documents, the Lessor hereby irrevocably designates and appoints the Construction Agent as its exclusive agent for the construction and installation of the Improvements on the Site in accordance with the Construction Materials, and the Construction Agent by entering into this Agreement accepts such designation and appointment.
E.	Term. This Agreement shall commence on the Documentation Date and shall terminate upon the first to occur of:
F.	Substantial Completion and the performance of all other material obligations of the Construction Agent hereunder with respect thereto;

G.
payment by the Lessee (or the Lessor's receipt through other provisions of the Operative Documents) of the Lease Balance, and all other amounts owing under the Operative Documents (including Article V of the Lease, incorporated herein by reference), and termination of the Commitments and the Lease in accordance with the Participation Agreement; and
H.	termination of this Agreement by the Lessor pursuant to Article V or Section 3.2(c) hereof.
B.
Construction Materials; Construction Documents. C. The Construction Agent shall develop, define, refine and detail proposed budgets, construction schedules and plans and specifications for the Facility. The Construction Agent shall cause each such proposal to provide for compliance and conformance with generally accepted construction practices, Applicable Law, Insurance Requirements, Environmental Requirements and Section 2.5(a) and shall cause each such proposal to have a reasonable likelihood that it can be completed as intended on time and within budget. In addition, the budget for the Facility shall not exceed One Hundred Thirty Million Dollars, except as otherwise provided in this Section 2.3.
D.
The Construction Agent shall cause each such proposed budget, construction schedule or plans and specifications to be provided to the Construction Consultant for review and approval. Upon the approval by the Construction Consultant of such proposed construction budget, construction schedule or plans and specifications, such proposed construction budget, construction schedule or plans and specifications shall become, as applicable, the approved construction budget (the "Approved Construction Budget"), the approved construction schedule (the "Approved Construction Schedule") and the approved plans and specifications (the "Approved Plans and Specifications"). Failure of the Construction Consultant to respond within ten Business Days of receipt in writing of any such proposal will be deemed rejection thereof, however, if the Construction Consultant requests additional information or clarifications, such ten Business Day period will commence from the date when all such requests have been satisfied. If the Construction Consultant shall reject or not expressly approve any such proposal, then the Construction Agent shall consult with the Construction Consultant, revise such proposal and resubmit it, repeating such process until all Construction Materials are approved or deemed to be approved.
E.
During the Construction Period, the Construction Agent may enter into any Immaterial Change Orders. Prior to entering any Material Change Order, the Construction Agent shall submit a proposal outlining such proposed Material Change Order to the Construction Consultant for approval. The approval process for such Material Change Orders shall allow the Construction Consultant ten Business Days to review any submission and to accept or reject such submission and to accept or reject such submission with a failure to respond after ten Business Days being deemed acceptance thereof.
F.
Any Change Order for which the Construction Agent does not seek the approval of the Construction Consultant shall be deemed a certification and representation by the Construction Agent that such Change Order constitutes an Immaterial Change Order.
G.
Subject to each of the terms and conditions in this Agreement, the Construction Agent may execute any of its duties under this Agreement by or through agents, developers, consultants, advisors, contractors, employees or attorneys-in-fact (other than the Construction Consultant), and the Construction Agent may enter into such agreements with architects and contractors as the Construction Agent deems necessary or desirable for the completion of the Construction pursuant hereto (as such documents may be amended, supplemented or otherwise modified except as prohibited hereby, the "Construction Documents").

2

H.
Assignment. The Construction Agent hereby collaterally assigns, and grants the Lessor a security interest, in all of its right, title and interest in and to, all Construction Documents and all the proceeds (including liquidated damages, insurance proceeds and warranty payments), if any, payable to the Construction Agent or its Affiliates under the Construction Documents to the Lessor to secure the Construction Agent's obligation under this Agreement and the Operative Documents. The Construction Agent hereby authorizes the Lessor to file applicable UCC-1 financing statements (including without the signature of the Construction Agent, but in such cases with prompt subsequent notice to the Construction Agent of such filing) in respect of the foregoing.
I.	Scope of Authority.
J.
Subject to the terms, conditions, restrictions and limitations set forth in the Operative Documents, the Lessor hereby expressly authorizes the Construction Agent (or any agent, consultant, advisor, developer, employee, attorney-in-fact or contractor of the Construction Agent to which the Construction Agent has made a delegation of authority pursuant to the terms of this Agreement), and the Construction Agent unconditionally agrees, for the benefit of the Lessor, to use commercially reasonable efforts to take all action necessary or (as determined by the Construction Agent) desirable for the performance and satisfaction of all of the Construction Agent's obligations hereunder, including:
K.	performing or causing the performance of all design and supervisory functions and all engineering work related to the Construction, and the retention and supervision of the General Contractor;
L.
negotiating and entering into, or causing the negotiation and execution and delivery of, all contracts or arrangements to procure the labor, materials, supplies and equipment necessary or (as determined by the Construction Agent) desirable to construct the Improvements on such terms and conditions as are customary and reasonable in light of local and state practices;
M.
granting on behalf of Lessor such easements, licenses, rights-of-way or other rights of ingress and egress as are necessary or appropriate to effect the Construction or that otherwise would not have a material adverse effect on the as-built value, utility, residual value at the end of the Lease Term Expiration Date or remaining economic life of the Facility;
N.
obtaining or causing to be obtained all necessary permits, licenses, consents, approvals and other authorizations, including those required under Applicable Laws (including Environmental Laws), from all Governmental Authorities in connection with the Construction;
O.	maintaining or causing to be maintained all books and records with respect to the Construction and the operation and management of the Facility;
P.
performing or causing the performance of any other acts necessary or desirable (as reasonably determined by the Construction Agent) in connection with the construction and development of the Improvements in accordance in all material respects with the Construction Materials, any Applicable Laws, Environmental Laws and all Insurance Requirements;

3

Q.
paying when due or causing to be paid when due (subject to reimbursement as provided for under this Agreement) pursuant to and subject to the Approved Construction Budget or the Participation Agreement, all Property Costs (including costs associated with the Construction Agent's actions as provided in Section 2.5(a)(viii) below), pursuant to and subject to the Approved Construction Budget;
R.
enforcing or causing the enforcement in all material respects of performance by each party to each Construction Document of its respective obligations, warranties and other design, construction and other obligations with respect to the design, engineering, construction and completion of the Improvements on the Site or pursuing remedies with respect to the breach of those obligations, in each case, as deemed appropriate by the Construction Agent in its reasonable discretion;
S.
using the proceeds of any insurance maintained with respect to the Improvements held by the Administrative Agent to complete construction and installation of or rebuild any portion of such Improvements with respect to a Casualty or Condemnation and to fund all Construction Period Accrued Interest and Construction Period Accrued Yield accruing during such Construction or rebuild; and
T.	contesting, where appropriate, by means of a Permitted Contest any mechanics' or materialmen's Lien.
U.
Neither the Construction Agent nor any of its Affiliates or agents shall enter into any contract which would impose any liability or obligation on the Lessor (other than the Lessor's obligation to the Construction Agent to provide Advances in accordance with and subject to the terms and conditions of the Operative Documents). The Construction Agent acknowledges that any liability resulting to the Administrative Agent, any Participant or any other Indemnitee as a result of or arising from any Permitted Contest instituted by the Construction Agent or act or omission of the Construction Agent or its designees with respect to such Permitted Contest will be a Claim subject to indemnification under Article IX of the Participation Agreement.
V.
Subject to the terms and conditions of this Agreement and the other Operative Documents, the Construction Agent shall have sole management and control over the construction means, methods, sequences and procedures and the hiring, termination and contracting for and supervision of and payment for the labor, personnel and services with respect to the Construction; provided, however, that this subsection (c) shall not give rise to any rights in any Person other than the Lessee, the Lessor, the Participants and the other Indemnitees.
W.
All fees and expenses of the Lessee and the Construction Agent under any Operative Document which are included in and which may be paid in accordance with the Approved Construction Budget shall be paid or reimbursed through Advances.
X.
As between the Lessor, on the one hand, and the Construction Agent, on the other hand, the Construction Agent shall be responsible for all acts and omissions of its Construction Agency Persons except for the gross negligence or willful misconduct of the Lessor, Administrative Agent, or any Participant.
Y.	Covenants of the Construction Agent. The Construction Agent shall:
Z.
commence Construction in a timely fashion such that Construction can be achieved before the Outside Completion Date and cause the Construction to proceed diligently and without material interruption (subject to Force Majeure Events) in accordance in all material respects with the applicable Construction Materials, Insurance Requirements and all Applicable Laws;

4

AA.
take or cause to be taken commercially reasonable and practical steps to minimize liabilities of the Lessor or any Agent or Participant, delays, increased costs and the disruption of the construction process arising from Force Majeure Events, Casualties and Condemnations;
BB.	cause Substantial Completion to occur on or prior to the Outside Completion Date; or in accordance with Section 3.1(b) or (c), if applicable, the extended Outside Completion Date;
CC.
cause all Liens (including Liens or claims for materials supplied or labor or services performed in connection with the construction and installation of the Improvements), other than Permitted Liens, to be removed or discharged;
DD.
at all times during Construction, cause title to all Improvements on or within the Site (including any personal property which the Construction Agent acquires with Advances whether or not such personal property so acquired has become a permanent part of such Improvements) to be and remain vested in the Lessor free of all Liens, other than Permitted Liens, and cause to be on file (including financing statements and fixture filings) with the applicable filing office all necessary documents under Article 9 of the UCC to perfect the Lessor's and the Administrative Agent's interest in such personal property free of all Liens other than Permitted Liens unless and only for such period of time as the Construction Agent is prevented from doing the same as the result of the failure of the Lessor to sign and return any reasonable documentation prepared by the Construction Agent in performance of this Agreement;
EE.
at all times prior to the Lease Commencement Date, maintain, for the benefit of the Lessor and the Participants, the insurance described in Schedule 2.6(f). In addition, the Construction Agent shall from time to time, but in intervals of not less than twelve months nor more than fifteen months, (i) determine whether the insurance coverage required to be maintained hereunder is in compliance with the requirements thereunder, including any increases in coverage required as a result of any change in any Applicable Laws, and (ii) if the Construction Agent determines that such insurance coverage does not meet such requirements, promptly take all actions and steps necessary to cause such coverage to comply with such requirements and shall notify the Lessor and the Administrative Agent of the steps being taken by the Construction Agent or on its behalf;
FF.
the Construction Agent shall not incur nor allow the incurrence of any Property Costs, individually or in the aggregate, (i) in excess of the sum of the Aggregate Available Commitments and Other Available Amounts available to pay such costs as of the date of determination thereof or (ii) that would or could reasonably be expected to cause the Approved Construction Budget not to be In Balance.
GG.
procure, maintain and comply with all licenses, permits, orders, approvals, consents, and other authorizations required for the Construction of the Facility and provide information to the Lessor within a reasonable time after the Lessor's request for such information regarding the status of the foregoing;
HH.	maintain the Facility in safe condition so as to avoid, to the extent practicable, injury or mishaps to third Persons; and
II.
ensure that on or prior to the Outside Completion Date, (x) all water, sewer, electric, gas, telephone and storm drainage facilities and sanitary sewerage and all other utilities required for Substantial Completion of the Facility and motor vehicles will be available pursuant to adequate permits (including any that may be required under applicable Environmental Laws) and (y) all utilities serving the Facility, or proposed to serve the Facility substantially in accordance with the Approved Plans and Specifications, are located in, and vehicular access to the Facility will be provided by adequate Appurtenant Rights;

5

JJ.
Title to the Improvements. Title to the Improvements (including, all materials or equipment incorporated therein or paid for out of Advances) shall automatically, without further act of the Construction Agent, vest in the Lessor.
KK.
Cooperation. The Lessor hereby agrees to execute any documents or instruments or obtain any permits or waivers therefrom as may be necessary to complete Construction or grant easements so long as such actions do not adversely affect the as-built value, utility, residual value at the end of the Lease Term Expiration Date or remaining economic life of the Facility; provided that this Section does not include any permit, consent or waiver requested with respect to any Operative Document.
LL. THE IMPROVEMENTS
MM.	Casualty, Condemnation, Liquidated Damages and Force Majeure Events.
NN.
Subject to Section 3.1(b), if at any time prior to Substantial Completion there occurs a Casualty, Condemnation or Force Majeure Event or liquidated damages are paid under the Construction Documents, then, in accordance with the procedures for making Advances in the Operative Documents, the Lessor shall make (x) so long as no Construction Agency Event of Default other than under Section 5.1.1(i) shall have occurred and be continuing, insurance proceeds and/or condemnation awards and/or liquidated damages with respect thereto available to the Construction Agent or the Lessee for Property Costs and (y) Advances for Property Costs, and the Construction Agent shall (i) use commercially reasonable efforts to complete Construction in accordance with the Construction Materials and with the terms hereof and (ii) cause Substantial Completion to occur on or prior to the Outside Completion Date.
OO.
If the Construction Agent reasonably determines that a Force Majeure Event, Casualty or Condemnation will cause Substantial Completion to occur later than the Outside Completion Date, the Lessor may extend the Outside Completion Date for a period (not to exceed one hundred and twenty days following the original Outside Completion Date) reasonably necessary to achieve Substantial Completion in light of such Force Majeure Event. In connection with the Lessor's decision to extend the Outside Completion Date, the Lessor may request in writing that the Construction Agent deliver a certification to the Lessor and Administrative Agent (1) describing the facts and circumstances giving rise to such Force Majeure Event, Casualty or Condemnation, the expected duration of such Force Majeure Event and the date the Construction Agent reasonably believes Substantial Completion will be achieved, (2) stating that the remaining Aggregate Available Commitments, together with Net Proceeds of such Casualty or Condemnation or any other insurance proceeds paid and Other Available Amounts, if any, are adequate to achieve Substantial Completion within such extension period in accordance with the Construction Materials and (3) that the occurrence of such Force Majeure Event, Casualty or Condemnation and the Construction to occur following the date of such Force Majeure Event, Casualty or Condemnation will not materially affect the appraised value specified in the As-Built Appraisal delivered pursuant to Section 4.2(a) of the Participation Agreement; provided that, if, in the reasonable determination of the Construction Consultant, (a) the Facility can be completed within 120 days without exceeding the Approved Construction Budget (as the same may be modified hereunder) and (b) the delay is covered by Net Proceeds and the Approved Construction Budget, the Construction Agent may direct the Lessor to extend the Outside Completion Date for 120 days. The Construction Agent shall also supply to the Lessor and the Administrative Agent such other information as each such Person may reasonably request.

6

PP.
If the Construction Agent fails to complete the Facility by the Outside Completion Date, and the cause of such failure is due to a Force Majeure Event, then the Lessor may, at its option, require the Construction Agent to return the Facility and terminate this Agreement or extend the Outside Completion Date for 120 days (and make additional Advances in accordance with the requirements of the Operative Documents with respect thereto) in which case the Construction Agent is required to complete the Facility within such extended Construction Period; provided that, if, in the reasonable determination of the Construction Consultant, (a) the Facility can be completed within 120 days without exceeding the Approved Construction Budget (as the same may be modified hereunder) and (b) the delay is covered by insurance proceeds, the Construction Agent may direct the Lessor to extend the Outside Completion Date for 120 days.
QQ. PAYMENT OF FUNDS
RR.	Funding of Property Costs.
SS.
During the course of the Construction of Improvements, the Construction Agent shall request that the Lessor advance funds for the payment or reimbursement of Property Costs and the Lessor shall comply with such request to the extent provided for under the Participation Agreement. The Construction Agent and the Lessor acknowledge and agree that the Construction Agent's right to request funds and the Lessor's obligation to advance funds for the payment or reimbursement of Property Costs are subject in all respects to the terms of this Agreement and each of the Operative Documents.
TT.
The proceeds of any funds made available to the Lessor under the Operative Documents to pay or reimburse Property Costs shall be made available to the Construction Agent in accordance with the Advance Request relating thereto.
UU.
The Construction Agent may disburse proceeds from an Advance Request only for payment or its reimbursement of Property Costs as set forth on the Advance Request or otherwise permitted by the Operative Documents.
VV.
The Construction Agent and the Lessor each acknowledges that the Administrative Agent or the Investors may direct the Lessor to borrow funds from the Lenders and obtain Contributions from the Investors for the payment or reimbursement of Transaction Costs and other expenditures, all in accordance with the Participation Agreement and the other Operative Documents.
WW. CONSTRUCTION AGENCY EVENTS OF DEFAULT
XX.	Construction Agency Events of Default.

7

YY.	Defined. Any one or more of the following events shall be a "Construction Agency Event of Default":
ZZ.
(i) The Construction Agent applies any Advance for a purpose other than as set forth in the related Advance Request or the Construction Agent otherwise applies any funds paid by the Lessor to the Construction Agent for purposes not permitted hereby or by any other Operative Document and such misapplication remains uncorrected for five Business Days after notice to the Construction Agent and Lessee, or (ii) there shall exist any other misapplication of funds relating to the Facility, including fraud, illegal acts or willful misconduct by the Construction Agent or its Affiliates or any Construction Agency Person or any other Person under the direct or indirect supervision of the Construction Agent related to or in respect of the transactions contemplated herein or the Operative Documents or with respect to the Facility;
AAA.	the Construction Agent shall fail to comply with Section 2.6(c);
BBB.
(i) the Construction Budget shall not be In Balance, such failure to be In Balance shall continue after the expiration of the thirty day period discussed in Section 5.6(b) and the Lessor has not requested a Balancing Deposit within five Business Days of the expiration of such thirty day period or, (ii) the Construction Agent shall fail to make a Balancing Deposit required under Section 5.6(c) within five Business Days of the making of such request;
CCC.	an Insolvency Event with respect to the Construction Agent or the Lessee shall have occurred and be continuing;
DDD.
the Construction Agent or the Lessee shall default in the due performance and observance of any of its obligations under Section 6.1(t) or (w) of the Participation Agreement, Section 2.3(a) of this Agreement or Section 4.1 of the Guaranty (to the extent such default under Section 4.1 of the Guaranty is a default in the performance or observance of obligations incorporated by reference therein from Sections 5.2 or Section VI of the Revolving Credit Agreement) subject to the notice and cure periods in the Revolving Credit Agreement;
EEE.
any representation, warranty or statement made or deemed made by the Construction Agent or the Lessee in this Construction Agency Agreement or in any other Operative Document, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto, shall prove to be untrue in any material respect on the date as of which made or deemed made, and (i) the circumstances rendering such representation or warranty or statement incorrect shall not be remediable or (ii) if such representation or warranty or statement is remediable shall continue unremedied for thirty days after the earlier of: (x) the date on which written notice is delivered by the Lessor or the Administrative Agent to the Construction Agent and the Lessee specifying such circumstances and demanding that they be remedied and (y) the date on which any Authorized Officer of the Construction Agent and the Lessee has actual knowledge of such incorrectness; provided, however, that if such default is capable of cure but cannot be cured by payment of money or cannot be cured by diligent efforts within such thirty day period but such diligent efforts shall be properly commenced within the cure period and the Construction Agent or the Lessee is diligently pursuing, and shall continue to pursue diligently, remedy of such failure, the cure period shall be extended for an additional period of time as may be necessary to cure, not to exceed an additional one hundred and twenty days and not to extend beyond the Outside Completion Date;

8

FFF.
except as otherwise permitted under the Operative Documents, any Lien granted pursuant to any Operative Document affecting any portion of the Facility shall, in whole or in material part, cease to be a perfected first priority security interest (other than Permitted Liens), unless such cessation shall be the result of the failure of the Lessor to sign and return any reasonable documentation prepared by the Construction Agent in performance of Section 2.6(e) or willful misconduct or gross negligence of the Administrative Agent or the Lessor;
GGG.
the Construction Agent or the Lessee shall default in the due performance or observance by it of any term, covenant, condition or agreement on its part to be performed or observed under any Operative Document to which it is a party (not otherwise specified in this Section 5.1) and such default shall have continued unremedied for a period of at least thirty days after receipt of notice by the Construction Agent or the Lessee from either the Lessor or the Administrative Agent; provided, however, that if such default is capable of cure but cannot be cured by payment of money or cannot be cured by diligent efforts within such thirty day period but such diligent efforts shall be properly commenced within the cure period and the Construction Agent or the Lessee is diligently pursuing, and shall continue to pursue diligently, remedy of such failure, the cure period shall be extended for an additional period of time as may be necessary to cure, not to exceed an additional one hundred and twenty days and not to extend beyond the Outside Completion Date;
HHH.	an event described in Section 7.3 of the Participation Agreement shall have occurred;
III.
the Construction Agent shall fail to maintain insurance required by Section 2.6(f); the Construction Agent or the Lessee shall fail to deliver the certification required by Section 6.1(b)(i) of the Participation Agreement and such failure shall continue for ten Business Days after notice to the Construction Agent or the Lessee;
JJJ.	[Intentionally Omitted];
KKK.
one or more judgments or orders for the payment of money in the aggregate amount in excess of $10,000,000 shall be rendered against the Construction Agent, the Lessee or any of its Affiliates and such judgment or order shall continue unsatisfied or unstayed for a period of sixty days;
LLL.
an "event of default" shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness of the Construction Agent or any of its Subsidiaries having a principal amount, individually or in the aggregate, in excess of $10,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness;
MMM.	a Change of Control shall occur; or
NNN.	the Construction Agent or the Lessee shall fail to deliver the As-Built Appraisal prior to April 1, 2002.

9

OOO.
Consequences. Upon the occurrence of a Construction Agency Event of Default, the Lessor may, in addition to the other rights and remedies provided for in this Article V, immediately terminate this Agreement, by giving the Construction Agent written notice of such termination, and upon the giving of such notice, this Agreement shall terminate and all rights of the Construction Agent and all obligations of the Lessor under this Agreement shall cease; provided, however, that this Agreement shall terminate immediately without notice upon the occurrence of an Insolvency Event described in Section 5.1.1(d) or upon the occurrence of the events described in Section 5.1.1(i), whether or not another Construction Agency Event of Default described in one or more other clauses of Section 5.1.1 shall have been or thereafter is declared. Upon any such termination, all rights of the Construction Agent and all obligations of the Lessor (after the date of termination and payment of the amounts referred to below in this Section 5.1.2), shall cease and the Lessor may require the Construction Agent and/or the Lessee to (or shall require the Construction Agent to, if a Construction Agency Event of Default described in Section 5.1.1(d) or 5.1.1(i) has occurred), subject to Section 5.4 below, immediately pay in immediately available funds to the Administrative Agent, on behalf of the Lessor, for application in accordance with Article X of the Participation Agreement as and for liquidated damages, an amount equal to:
PPP.	if a Full Recourse Event of Default has occurred, the Purchase Price; or
QQQ.	if a Full Recourse Event of Default has not occurred, the maximum amount payable in accordance with Section 11.2 of the Participation Agreement.
RRR.
Survival. The termination of this Agreement, in whole or in part, pursuant to Section 5.1 shall in no event relieve the Construction Agent of its liability hereunder which accrued prior to such termination, all of which shall survive any such termination.
SSS.
Remedies Cumulative; Waivers. Upon the occurrence and continuance of a Construction Agency Event of Default, at the Lessor's option and without limiting the Lessor in the exercise of any other right or remedy the Lessor may have on account of a Construction Agency Event of Default (including any remedies under any other Operative Document or as set forth in Section 5.1.2), and without any further demand or notice, but subject to Section 5.4 below and the proviso of the first sentence of Section 5.1.2 and the second sentence of Section 5.1.2 above, the Lessor may cause the following to occur:
TTT.
The Lessor shall have all the rights and may pursue any of the remedies hereunder with respect to Construction Period Maximum Guaranty Amount as are provided to it in the Lease with respect to the payment of Residual Value Guaranty Amount as if those provisions were incorporated herein including, the Lessor acting as exclusive sales agent for the Facility. The Lessor and the Administrative Agent may foreclose the Lien of the Lessee Mortgage on all or any portion of the Facility and other Collateral. In addition, the Lessor may exercise its remedies under the Security Documents.
UUU.
The Lessor may continue this Agreement in effect for so long as the Lessor shall reasonably determine, and the Lessor may enforce all of the Lessor's rights and remedies under this Agreement, and require the completion and installation of the Improvements by the Construction Agent as herein described, so long as the Lessor satisfies its obligations under Section 4.1 and provides or otherwise obtains the funds therefor and advances such funds to the Construction Agent.
VVV.
The Lessor may terminate this Agreement at any time, notwithstanding a prior election under Section 5.3(b) to cause the completion and installation of the Improvements with respect thereto directly through the Lessor or one or more successor construction agents.

10

WWW.
The Lessor may exercise any other right or remedy that may be available to it under Applicable Laws or in equity, or proceed by appropriate court action (legal or equitable) to enforce the terms or to recover damages for the breach hereof.
XXX.
Subject to the provisions hereof, as a matter of right and with notice to the Construction Agent or anyone claiming under the Construction Agent, and without regard to the then value of the Facility or any other Collateral or the interest of the Lessee therein, the Lessor shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Facility or any other Collateral or any portion thereof at the Lessee and the Construction Agent's sole cost and expense (subject to Section 5.4 hereof), and the Construction Agent hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Lessor in case of entry as provided in this Agreement and shall continue as such and exercise all such powers until the latest to occur of (i) the date of confirmation of sale of the Facility or any other applicable Collateral; (ii) the disbursement of all proceeds thereof collected by such receiver and the payment of all expenses incurred in connection therewith; or (iii) the termination of such receivership with the consent of the Lessor or pursuant to an order by a court of competent jurisdiction.
YYY.
To the extent permitted by, and subject to the mandatory requirements of, any Applicable Law, each and every right, power and remedy herein specifically given to the Lessor or otherwise in this Agreement shall be cumulative and, subject to Section 5.4, shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. The Lessor's consent to any request made by the Construction Agent or the Lessee shall not be deemed to constitute or preclude the necessity for obtaining the Lessor's consent, in the future, to all similar requests. No express or implied waiver by the Lessor of any Construction Agency Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Construction Agency Event of Default. To the extent permitted by any Applicable Law, the Construction Agent hereby waives any rights now or hereafter conferred by statute or otherwise that may require the Lessor to sell, lease or otherwise use the Facility, the other Improvements, the other Collateral or any part thereof in mitigation of the Lessor's damages upon the occurrence of a Construction Agency Event of Default or that may otherwise limit or modify any of the Lessor's rights or remedies under this Article V.
ZZZ.
No failure to exercise and no delay in exercising, on the part of the Lessor, any right, remedy, power or privilege under this Agreement or under the other Operative Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
AAAA.	Limitation on Recourse Liability of the Construction Agent.

11

BBBB.
Notwithstanding anything set forth herein to the contrary, the aggregate amount payable by the Construction Agent on a recourse basis under this Article V as the result of the occurrence of a Construction Agency Event of Default shall be subject to the limitations on the recourse liability of the Construction Agent set forth in Section 11.2 of the Participation Agreement.
CCCC.
The Lessor's exercise of any remedy provided hereunder or otherwise available at law or equity, including any demand for reimbursements of amounts expended by or on behalf of the Lessor to cure any Construction Agency Event of Default shall not impair or otherwise reduce the Construction Agent's obligation to pay the Construction Period Maximum Guaranty Amount and the timely application of such amount to the outstanding principal amount and accrued interest thereon under the Loan Agreements in accordance with the Participation Agreement.
DDDD.
The Lessor's Right to Cure Construction Agency Events of Default. The Lessor, without waiving or releasing any obligation or Construction Agency Event of Default, may (but shall be under no obligation to) remedy any Construction Agency Event of Default, and in furtherance of such right, the Lessor may make Advance Requests, execute Construction Documents and otherwise exercise all rights and perform all duties of the Construction Agent hereunder and the Lessee under the Participation Agreement with respect to the Construction. All reasonable out of pocket costs and expenses so incurred (including reasonable fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall (subject to Section 5.4 above) be funded and paid by the Lessor through Advances made in accordance with the terms and conditions set forth in the other Operative Documents.
EEEE.	Determination of Whether Budget is "In Balance".
FFFF.
If the Administrative Agent determines that the Construction Budget may not be In Balance, the Administrative Agent shall give notice to such effect to the Construction Agent, together with a reasonably detailed explanation of the basis for the Administrative Agent's determination and to the extent available calculations upon which the Administrative Agent or the Construction Consultant has based its determination. Within ten Business Days following the Construction Agent's receipt of such notice, the Construction Agent shall deliver a certification to the Administrative Agent that (i) the Construction Budget is not In Balance and describing the steps the Construction Agent is taking to remedy such condition, if any, or (ii) the Construction Budget is In Balance and stating sufficient detail to describe why the Construction Agent believes the Construction Budget is In Balance.
GGGG.
If after receipt by the Administrative Agent of a certification from the Construction Agent pursuant to Section 5.6(a)(ii) above that the Construction Budget is In Balance, the Administrative Agent still disagrees with such certification, the Construction Agent and the Administrative Agent shall, for a period of thirty days following the Administrative Agent's receipt of such certification, consult with each other and use their reasonable efforts to resolve such dispute as to whether the Construction Budget is In Balance.

12

HHHH.
Upon the occurrence of either (i) the Construction Agent's delivery of certification pursuant to Section 5.6(a)(i) above that the Construction Budget is not In Balance, or (ii) the thirty day consultation period referred to in Section 5.6(b) above shall expire and the Administrative Agent shall continue to disagree with the Construction Agent's assertion that the Construction Budget is In Balance, the Lessor shall have the option, exercisable in its sole discretion upon notice to the Construction Agent, to require the Construction Agent to deposit (a "Balancing Deposit") with the Lessor within five Business Days an amount equal to the lesser of (x) the amount which if paid to the Construction Agent would, together with any Available Commitments and Other Available Proceeds, be sufficient to make the Construction Budget In Balance and (y) the Construction Period Maximum Guaranty Amount and the Lessor will use any amounts deposited by the Construction Agent to pay for Improvements or any other amounts that would otherwise be paid by the Construction Agent.
IIII.
In the event that the Construction Agent is required to make a Balancing Deposit pursuant to Section 5.6(c) above, such Balancing Deposit shall evidence a portion of the Construction Period Maximum Guaranty Amount and any amounts withdrawn from the Balancing Deposit to fund Property Costs shall reduce dollar for dollar the Construction Period Maximum Guaranty Amount.
JJJJ.
Limitations on the Construction Agent's Liability. In any action or proceeding involving any state law, any federal bankruptcy, insolvency or reorganization law, or any other law affecting the rights of creditors generally, if the obligations of the Construction Agent under the Operative Documents would otherwise be held or determined to be voidable, invalid or unenforceable as a fraudulent transfer or otherwise as a result or on account of the amount of its liability under the Operative Documents, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by the Construction Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable.
KKKK. NO CONSTRUCTION AGENCY FEE

The Construction Agent shall not be entitled to, and the Lessor shall have no obligation to pay, any agency fee or other fee or compensation, and no such Person shall not be entitled to, and the Lessor shall have no obligation to make or pay, any reimbursement therefor, it being understood that this Agreement is being entered into as consideration for and as an inducement to the Lessor and the Participants entering into the Lease and the other Operative Documents.
LLLL. MISCELLANEOUS
MMMM.
Notices. All notices, consents, directions, approvals, instructions, requests, demands or other communications to or upon the respective parties hereto shall be given in writing in the manner provided in, shall be sent to the respective addresses set forth in, and the effectiveness thereof shall be governed by the provisions of Section 12.3 of the Participation Agreement.

13

NNNN.
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lessor, the Construction Agent and, to the extent permitted by the Operative Documents, their respective successors and assigns; provided, however, that except as permitted by Sections 2.5 and 2.6 or to an entity owned (directly or indirectly) by the Construction Agent (and in either case, the Construction Agent shall remain primarily liable), the Construction Agent shall not assign any of its rights nor delegate any of its duties or obligations under this Agreement without the prior written consent of the Administrative Agent (at the written directions of the Directing Party) and the Lessor.
OOOO.
GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW ALL OTHER CONFLICTS OF LAWS PRINCIPLES AND CHOICE OF LAW RULES OF NEW YORK, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF INTERESTS IN REAL PROPERTY OR LIENS AND THE EXERCISE OF REMEDIES WITH RESPECT TO THE PORTIONS OF THE PROPERTY CONSTITUTING REAL PROPERTY, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.
PPPP.	Amendments, etc. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except in accordance with Section 12.5 of the Participation Agreement.
QQQQ.	Counterparts. This Agreement may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
RRRR.
Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SSSS.
Headings, etc. The table of contents and headings of the various Articles and Sections herein are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.
TTTT.
Exercise of the Lessor's Rights. Subject to the Excluded Amounts, the Construction Agent hereby acknowledges and agrees that, subject to and in accordance with the terms of the Security Agreement dated concurrently herewith made by the Lessor in favor of the Administrative Agent, the rights and powers of the Lessor under this Agreement have been assigned to and may be exercised by the Administrative Agent in accordance with Section 12.5 of the Participation Agreement.
UUUU.
Limited Liability. The Construction Agent agrees that the Lessor's obligations and liability under this Agreement are limited pursuant to Section 12.10 of the Participation Agreement. Except for the rights of the Lessee to payment pursuant to the express provisions of Article X of the Participation Agreement, any rights of the Construction Agent against the Lessor shall be fully subordinated to the claims of the Lessor against the Construction Agent until such claims are indefeasibly paid in full.

14

VVVV.
No Third Party Beneficiaries. Except to the extent provided in other Operative Documents, no provision in this Agreement shall give rise to any rights in any Person (except any Person party to an Operative Document), and there shall be no third party beneficiaries of, and no other Persons shall be entitled to rely on this Agreement. Any attempt by any other such Person to so rely shall immediately be void.
WWWW.	Survival of Agreements. All covenants of the Construction Agent provided for in Section 2.6(e) shall survive the termination of this Agreement.

[END OF PAGE]

[SIGNATURE PAGES FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have caused this Construction Agency Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ROSS STATUTORY TRUST 2001A, as the Lessor
By:	Wells Fargo Bank Northwest, N.A., not in its individual capacity but solely as Trustee
By	/s/ JOSEPH P. O'DONNELL

Name: Joseph P. O'Donnell Title: Corporate Trust Officer
ROSS STORES, INC., as the Construction Agent
By	/s/ J. CALL

Name: John G. Call Title: Senior Vice President, CFO

15

Schedule 2.6(f)

INSURANCE

PART A

B.
Insurance By the Lessee and Construction Agent: During the Construction Period and Lease Term, the Lessee or Construction Agent, as applicable, shall maintain insurance as follows:

III.
General Liability Insurance or Third Party Personal Injury, Bodily Injury, and Property Damage Liability written on an occurrence basis against claims filed anywhere in the world and occurring in the United States and arising out of the Lessee's, the Construction Agent's, General Contractor's, sub-contractor's of any tier, and all vendors and agents of the Lessee. Such insurance shall also provide coverage for products-completed operations (which coverage shall remain in effect for a period of at least 3 years following the Construction Period Termination Date). Coverage must also include Premises Operations (including X/C/U coverage); Independent Contractors' coverage; Contractual Liability coverage including provision for the Contractor's obligation under the Construction Agreement. Limits shall be no less than the following: General Aggregate, $1,000,000, per location; Products/Completed Ops, $1,000,000; Personal/Advertising Aggregate, $1,000,000; Each Occurrence Limit $1,000,000;

IV.
Workers Compensation: Providing statutory coverage required by the Workers Compensation laws of the state of California, with Employers Liability limits per insured of $100,000 Bodily Injury each accident; $100,000 Bodily Injury by disease, each employee; $500,000 Bodily Injury by Disease policy limit. Policies shall include Stop Gap and Voluntary Coverage.

III.
Automobile Liability Insurance: For the Lessee's, Construction Agent's, General Contractors' and subcontractors' liability arising out of claims for bodily injury and property damage covering all owned (if any), leased (if any), non-owned and hired vehicles used in the performance of the Construction Agent's obligations under Construction Agreement with a $1,000,000 combined single limit per accident for bodily injury and property damage and containing appropriate no-fault insurance provisions wherever applicable. A maximum deductible or self-insured retention of $10,000 per occurrence shall be allowed.

V.
Umbrella or Excess Liability Insurance: Umbrella or excess liability insurance on an occurrence basis covering claims in excess of the underlying insurance described in the foregoing subsections (1) and (2), with a $50,000,000 minimum limit per occurrence, such insurance shall contain a provision that it will not be more restrictive that the primary insurance.

        The amounts of insurance required in the foregoing sections may be satisfied by the Construction Agent purchasing coverage in the amounts specified or by any combination of primary and excess insurance, so long as the total amount of insurance meets the requirements specified above.

PART B

        During the Construction Period the Construction Agent shall maintain insurance as follows:

        Construction Agent will maintain and require all contractors and subcontractors working on the project to maintain insurance as specified in PART A, I, II, III, and IV, unless otherwise indicated below, which coverage may be placed under an Owner or Contractor Controlled Insurance Policy (OCIP or CCIP), or through policies carried by the individual contractors. The insurance required by this Schedule 2.6(f) shall be written for not less than the limits specified, or greater if required by law provided, however, that in no event shall limits and terms of insurance be less than those listed without the express consent of the Administrative Agent.

        Coverage must be written on an occurrence basis and maintained without interruption from date of commencement of the Construction until termination of the Construction Agency Agreement except for completed operations coverage which must be maintained for 3 years after Substantial Completion.

        The insurance required of contractors and subcontractors under this section shall be maintained with an insurance company or companies with an A.M. Best Rating of A- X or better and authorized to transact business in the State of California. Each policy shall be endorsed to indicate that it is primary as respects the Lessor, Owner Trustee, and Administrative Agent and Participants, with no right of contribution with any other insurance available to them, and shall not be subject to reduction of coverage as to the Lessor, Owner Trustee or Administrative Agent or the Participants by reason of any claim asserted against the Contractor or Subcontractor.

        Deductibles under such programs may not exceed $250,000 under an OCIP or CCIP, or $10,000 for traditionally placed insurance per occurrence. In the event that an OCIP is placed, the maximum deductible established under the program shall be pre-funded by the Construction Agent through additional premium payments.

Builder's Risk Property Insurance

        Builder's Risk Insurance on an "all risk" basis in the amount no less than the higher of the full replacement value (exclusive of land) at completion or Lease Balance, with endorsements for contingent liability from operation of building laws, increased cost of construction and demolition due to the operation of building laws, with no co-insurance provisions, and with no right of contribution from any insurance policies carried by the Lessor or any of the financing parties. Insured perils must include but are not limited to vandalism, malicious mischief, sprinkler leakage, terrorism, earth movement (including but not limited to earthquake, landslide, subsidence and volcanic eruption), wind, flood, boiler and machinery accidents, and other perils normally included within the definition of extended coverage.

        Property Covered:    The builder's risk insurance shall provide coverage for (i) the buildings, all fixtures, materials, supplies, (ii) new underground works, sidewalks, paving, site works and excavation works and landscaping, (iii) the Improvements, (iv) property of others in the care, custody or control of the Construction Agent or of General Contractor, (v) all preliminary works and temporary works, (vi) foundations and other property below the surface of the ground, and (vii) electronic equipment and media. Also, all materials and supplies at other locations awaiting installation or in transit to the project site;

        Prohibited Exclusions:    The builder's risk policy shall not contain any (i) coinsurance provisions or (ii) exclusion for loss or damage resulting from freezing or mechanical breakdown.

        Sum Insured: The builder's risk policy shall (i) be on a completed value form, with no periodic reporting requirements, (ii) insure the higher of 100% of the full replacement value of the Facility, (ii) Lease Balance, and, (iii) value losses at replacement cost, without deduction for physical depreciation or obsolescence including custom duties, taxes and fees (if rebuilt or repaired).

        Deductible:    The builder's risk insurance shall have no deductible greater than $50,000 per occurrence for all coverage, so long as the maximum deductible shall be pre-funded by the Construction Agent through additional premium payments or $10,000 per occurrence in all other circumstances.

        Delayed Startup Insurance, other Costs:    Delayed startup coverage for attorney's fees, engineering, architectural and other consulting costs, loss of rental income, Construction Period Interest, Construction Period Yield, Construction Period Fees and other fixed expenses of the Construction Agent arising out of a delay in completion of the Outside Completion Date due to a peril insured by the builder's risk policy required above, in an amount acceptable to Lessor.

PART C

        During the Lease Term, Lessee shall maintain insurance as follows:

Property Insurance:

          Lessee shall keep the Property insured on an all-risk basis against physical loss or damage by fire and all other risks, including without limitation, flood, earthquake and windstorm, in amounts no less than the Termination Value for the property and on terms that (i) are no less favorable than insurance covering other similar properties owned by the Lessee, (ii) with no co-insurance provisions; (iii) with no exclusions for vandalism, malicious mischief, sprinkler leakage, or acts of hostile groups. The Lessee shall further procure and carry business interruption insurance in an amount sufficient to provide for the payment of Rent as and when due upon the occurrence and during the continuation of any interruption of the Lessee's business, whether relating to the Facility or otherwise. Boiler and Machinery Coverage shall be procured either by endorsement to the property policy or under a separate placement.

        Such insurance and Builder's Risk Insurance shall (a) have an indemnity period not less than 12 months, (b) include an interim payments (or partial payment) clause allowing for the monthly payment of a claim pending final determination of the full claim amount, (c) cover loss sustained when access to the Site is prevented due to an insured peril at premises in the vicinity of the Site, (d) cover loss sustained due to the action of a public authority preventing access to the Site due to imminent or actual loss or destruction arising from an insured peril at premises in the vicinity of the Site, (e) insure loss caused by damage to finished equipment or machinery while awaiting shipment at a supplier's premises, (f) insure loss caused by damage or mechanical breakdown to construction plant and equipment at the Site not already insured, (g) not contain any form of a coinsurance provision or include a waiver of such provision and (h) cover loss sustained due to the accidental interruption or failure of supplies of electricity, gas, sewers, water or telecommunication up to the terminal point of the utility supplier with the Site.

PART D

CONDITIONS

        All policies of liability insurance required to be maintained by the Lessee and Construction Agent under the Operative Documents shall be endorsed as follows:

  •
  All insurance policies shall be placed with responsible insurance companies authorized to do business in Connecticut (if so required by law or regulation) with (i) an A.M. Best Insurance Reports rating of "A" (X) or better, (ii) and a Standard & Poor's financial strength rating of "BBB+" or higher (iii) or other companies acceptable to the Lessor

  •
  To name the Lessor, the Participants and the Agents as additional insureds;

  •
  To provide a severability of interests and cross liability exclusion clause;

  •
  That the insurance shall be primary and not excess to or contributing with any insurance or self-insurance maintained by the Lessor, Participants, or Agents.

  •
  To provide a waiver of subrogation in favor of the Lessor, Agent, Owner Trustee and all Participants. The Construction Agent hereby waives any and every claim for recovery from the Lessor for any and all loss or damage covered by any of the insurance policies to be maintained under this Agreement to the extent that such loss or damage is recovered under any such policy. Inasmuch as the foregoing waiver will preclude the assignment of any such claim to the extent of such recovery, by subrogation (or otherwise), to an insurance company (or other person), the Construction Agent shall give written notice of the terms of such waiver to each insurance company which has issued, or which may issue in the future, any such policy of insurance (if such notice is required by the insurance policy) and shall cause each such insurance policy to be properly endorsed by the issuer thereof to, or to otherwise contain one or more provisions that, prevent the invalidation of the insurance coverage provided thereby by reason of such waiver.

  •
  Loss Notification: The Construction Agent shall promptly notify the Collateral Agent of any single loss or event likely to give rise to a claim against an insurer for an amount in excess of $5,000,000 covered by any insurance maintained pursuant to this Agreement.

  •
  Payment of Loss Proceeds: All policies of insurance required to be maintained pursuant to Part B and Part C, shall provide that the proceeds of such policies shall be payable solely to the Administrative Agent.

  •
  Loss Adjustment and Settlement: A loss under any insurance required to be carried under Part B and Part C, shall be adjusted with the insurance companies, including the filing in a timely manner of appropriate proceedings, by the Construction Agent, subject to the approval of the Lessor if such loss is in excess of $5,000,000. In addition the Construction Agent may in its reasonable judgment consent to the settlement of any loss, provided that in the event that the amount of the loss exceeds $5,000,000 the terms of such settlement is concurred with by the Administrative Agent.

  •
  Policy Cancellation, Non-Renewal, or Material Reduction and Change: All policies of insurance required to be maintained pursuant to this Schedule 2.6(f) shall be endorsed so that if at any time should they be not renewed, canceled, coverage be reduced (by any party including the insured) which affects the interests of the Lessor or the Administrative Agent, such non-renewal cancellation or reduction shall not be effective as to the Lessor for 30 days, except for non-payment of premium which shall be for 10 days, after receipt by the Administrative Agent of written notice from such insurer of such cancellation or reduction.

        Miscellaneous Policy Provisions:    All policies of insurance required to be maintained pursuant to Part B and Part C, shall (i) not include any annual or term aggregate limits of liability except as regards the insurance applicable to the perils of flood and earth movement and pollutant clean up of land and water at the Site, (ii) shall include the Lessor and the Participants as additional insureds and the Administrative Agent as sole loss payee, and (iii) include a clause requiring the insurer to make final payment on any claim within 30 days after the submission of proof of loss and its acceptance by the insurer.

        Separation of Interests:    All policies (other than in respect to liability or workers compensation insurance) shall insure the interests of the Lessor and the Administrative Agent regardless of any breach or violation by the Construction Agent or any other party of warranties, declarations or conditions contained in such policies, any action or inaction of the Construction Agent or others.

        Acceptable Policy Terms and Conditions:    All policies of insurance required to be maintained pursuant to this Agreement shall contain terms and conditions acceptable to the Lessor.

        Waiver of Subrogation:    All policies of insurance to be maintained by the provisions of this Agreement shall provide for waivers of subrogation in favor of the Lessor.

        Evidence of Insurance:    On the Initial Advancement Date and at least 10 days prior to each policy anniversary, the Construction Agent shall furnish the Lessor with (1) certificates of insurance or binders, in a form reasonably acceptable to the Administrative Agent, evidencing all of the insurance required by the provisions of this Agreement and (2) a schedule of the insurance policies held by or for the benefit of the Construction Agent and required to be in force by the provisions of this Agreement. Such certificates of insurance/binders shall be executed by each insurer or by an authorized representative of each insurer where it is not practical for such insurer to execute the certificate itself. Such certificates of insurance/binders shall identify underwriters, the type of insurance, the insurance limits and the policy term and shall specifically list the special provisions enumerated for such insurance required by this Agreement. Upon request, the Construction Agent will promptly furnish the Lessor with copies of all insurance policies, binders and cover notes or other evidence of such insurance relating to the insurance required to be maintained by the Construction Agent. The schedule of insurance shall include the name of the insurance company, policy number, type of insurance, major limits of liability and expiration date of the insurance policies.

        Reports:    Concurrently with the furnishing of the certification referred to in the paragraph above, the Construction Agent shall furnish the Lessor with a report of an independent broker, signed by an officer of the broker, stating that in the opinion of such broker, the insurance then carried or to be renewed is in accordance with the terms of this Schedule and attaching an updated copy of the schedule of insurance required by part (2) of the preceding paragraph. In addition the Construction Agent will advise the Lessor in writing promptly of any default in the payment of any premium and of any other act or omission on the part of the Construction Agent which may invalidate or render unenforceable, in whole or in part, any insurance being maintained by the Construction Agent pursuant to this Agreement.

        No Duty of Agent to Verify or Review:    No provision of this Agreement shall impose on the Lessor or the Administrative Agent any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by the Construction Agent, nor shall the Lessor or the Administrative Agent be responsible for any representations or warranties made by or on behalf of the Construction Agent to any insurance company or underwriter. Any failure on the part of the Lessor or the Administrative Agent to pursue or obtain the evidence of insurance required by this Agreement from the Construction Agent and/or failure of the Lessor or the Administrative Agent to point out any non-compliance of such evidence of insurance shall not constitute a waiver of any of the insurance requirements in this Agreement.

PART E

        Notwithstanding the foregoing, prior to the commencement of Construction on the Site, the Construction Agent will only be required to maintain insurance that complies with Part A, I and II.

QuickLinks

  EXHIBIT 10.2
Lease (Ross)
  [EXECUTION COPY]
LEASE AGREEMENT
ARTICLE I DEFINITIONS
ARTICLE II LEASE OF PROPERTY
ARTICLE III RENT
ARTICLE IV NET LEASE; THE LESSEE'S ACCEPTANCE OF PROPERTY
ARTICLE V THE LESSEE'S PURCHASE OPTION
ARTICLE VI EXTENSION OF LEASE
ARTICLE VII THE LESSEE'S DISPOSITION OF THE LESSOR'S INTERESTS AT LEASE EXPIRATION
ARTICLE VIII LIENS
ARTICLE IX MAINTENANCE; ALTERATIONS; TAXES; LEGAL COMPLIANCE
ARTICLE X USE AND NAMING OF PROPERTY
ARTICLE XI INSURANCE
ARTICLE XII RETURN OF LEASED PROPERTY TO THE LESSOR
ARTICLE XIII RELEASE
ARTICLE XIV LOSS DESTRUCTION, CONDEMNATION OR DAMAGE
ARTICLE XV CONVEYANCE OF THE PROPERTY TO THE LESSEE
ARTICLE XVI SUBLEASE
ARTICLE XVII INSPECTION
ARTICLE XVIII LEASE EVENTS OF DEFAULT
ARTICLE XIX HOLDING OVER
ARTICLE XX GRANT OF SECURITY INTEREST
ARTICLE XXI COVENANTS OF THE LESSEE
ARTICLE XXII COVENANTS OF THE LESSOR
ARTICLE XXIII MISCELLANEOUS
  Schedule 11.1
Insurance
TABLE OF CONTENTS
W I T N E S S E T H
ARTICLE I DEFINITIONS; INTERPRETATION
ARTICLE II CLOSING; FUNDING OF ADVANCES
ARTICLE III INTENTIONS OF THE PARTIES
ARTICLE IV CONDITIONS PRECEDENT
ARTICLE V REPRESENTATIONS AND WARRANTIES
ARTICLE VI COVENANTS AND AGREEMENTS
ARTICLE VII PAYMENT OF CERTAIN EXPENSES
ARTICLE VIII TRANSFERS OF PARTICIPANTS' INTERESTS
ARTICLE IX INDEMNIFICATION
ARTICLE X DISTRIBUTIONS OF PAYMENTS AND GROSS PROCEEDS
ARTICLE XI LESSEE, CONSTRUCTION AGENT DIRECTIONS; RECOURSE DURING CONSTRUCTION PERIOD
ARTICLE XII MISCELLANEOUS
SCHEDULE III to Participation Agreement Filings and Recordings
SCHEDULE IV to Participation Agreement DESCRIPTION OF EQUIPMENT
SCHEDULE V [RESERVED]
SCHEDULE VI to Participation Agreement NON-CAPITALIZABLE TRANSACTION COSTS
APPENDIX A to Participation Agreement DEFINITIONS AND INTERPRETATION
Table of Contents
CONSTRUCTION AGENCY AGREEMENT
[END OF PAGE] [SIGNATURE PAGES FOLLOW]
  Schedule 2.6(f)
INSURANCE